As filed with the Securities and Exchange Commission on November 10, 2008

Registration No. 333-113442/811-8878

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 8	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No.31	☒
(Check appropriate box or boxes)

TFLIC SERIES LIFE ACCOUNT

(Exact Name of Registrant)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(Name of Depositor)

4 Manhattanville Road

Purchase, New York 10577

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code:

(727) 299-1531

Robert F. Colby, Esq.

Vice President, Assistant Secretary and Counsel

Transamerica Financial Life Insurance Company

P.O. Box 9054

Clearwater, FL 33758-9054

(Name and Address of Agent for Service)

Copy to:

Mary Jane Wilson-Bilik, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on November 18, 2008 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on Date , pursuant to paragraph (a)(1)

If appropriate, check the following box:

☒	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

P R O S P E C T U S

November 18, 2008

TFLIC FREEDOM ELITE BUILDER IISM

issued through

TFLIC Series Life Account

by

Transamerica Financial Life Insurance Company

Administrative Office:

P.O. Box 5068; Clearwater, Florida 33758-5068

1-800-322-7353; (727) 299-1620

Direct all payments by check, correspondence and notices to the Mailing Address:

4333 Edgewood Road, N.E.

Cedar Rapids, Iowa 52499

Home Office:

4 Manhattanville Road; Purchase, New York 10577

An Individual Flexible Premium Variable Life Insurance Policy

This prospectus describes the TFLIC Freedom Elite Builder II,SM a flexible premium variable life insurance policy (the “Policy”). You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the TFLIC Series Life Account, which invests through its subaccounts in portfolios of the Transamerica Series Trust (formerly AEGON/Transamerica Series Trust) (“Series Trust”) – Initial Class, the Fidelity Variable Insurance Products Funds – Service Class 2 (“Fidelity VIP Fund”), the ProFunds, and the Access One Trust (“Access Trust”), (collectively, the “funds”).

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in the Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIOS AVAILABLE UNDER YOUR POLICY

•	TRANSAMERICA SERIES TRUST:* Transamerica Asset Allocation – Conservative VP

•	Transamerica Asset Allocation – Growth VP

•	Transamerica Asset Allocation – Moderate Growth VP

•	Transamerica Asset Allocation – Moderate VP

•	Transamerica Balanced VP

•	Transamerica BlackRock Large Cap Value VP

•	Transamerica Capital Guardian U.S. Equity

•	Transamerica Capital Guardian Value VP

•	Transamerica Clarion Global Real Estate Securities VP

•	Transamerica Convertible Securities VP

•	Transamerica Equity VP

•	Transamerica Federated Market Opportunity VP

•	Transamerica Growth Opportunities VP

•	Transamerica Index 50 VP

•	Transamerica Index 75 VP

•	Transamerica International Moderate Growth VP

•	Transamerica JP Morgan Core Bond VP

•	Transamerica JP Morgan Enhanced Index VP

•	Transamerica JP Morgan Mid Cap Value VP**

•	Transamerica Legg Mason Partners All Cap VP

•	Transamerica MFS High Yield VP

•	Transamerica MFS International Equity VP

•	Transamerica Marsico Growth VP

•	Transamerica Money Market VP

•	Transamerica Munder Net50 VP

•	Transamerica PIMCO Total Return VP

•	Transamerica Science & Technology VP

•	Transamerica Small/Mid Cap Value

•	Transamerica T. Rowe Price Equity Income VP

•	Transamerica T. Rowe Price Small Cap VP

•	Transamerica Templeton Global VP

•	Transamerica Third Avenue Value VP

•	Transamerica U.S. Government Securities VP

•	Transamerica Value Balanced VP

•	Transamerica Van Kampen Mid-Cap Growth VP

PROFUNDS:***

•	ProFund VP Asia 30

•	ProFund VP Basic Materials

•	ProFund VP Bull

•	ProFund VP Consumer Services

•	ProFund VP Emerging Markets

•	ProFund VP Europe 30

•	ProFund VP Falling U.S. Dollar

•	ProFund VP Financials

•	ProFund VP International

•	ProFund VP Japan

•	ProFund VP Mid-Cap

•	ProFund VP Money Market

•	ProFund VP NASDAQ-100+

•	ProFund VP Oil & Gas

•	ProFund VP Pharmaceuticals

•	ProFund VP Precious Metals

•	ProFund VP Short Emerging Markets

•	ProFund VP Short International

•	ProFund VP Short NASDAQ-100

•	ProFund VP Short Small-Cap

•	ProFund VP Small-Cap

•	ProFund VP Small-Cap Value

•	ProFund VP Telecommunications

•	ProFund VP UltraSmall-Cap

•	ProFund VP U.S. Government Plus

•	ProFund VP Utilities

FIDELITY FUNDS:

•	Fidelity Index 500 Portfolio

ACCESS ONE TRUST:***

•	Access VP High Yield Fund

*	Effective May 1, 2008, several Series Trust portfolios were renamed. For a complete list of both the former and new names of each portfolio, please refer to “The Portfolios” section in this prospectus.

**	This portfolio no longer accepts new investments from current or prospective investors. If you surrender your Policy’s cash value from this portfolio, you may not reinvest in this portfolio.

***	The ProFunds and Access Trust portfolios permit frequent transfers. Investors in the ProFunds and/or Access Trust portfolios bear the additional costs and investment risks of frequent transfers. See “Disruptive Trading and Market Timing” in this prospectus.

+	Formerly, ProFund VP OTC.

i

ii

iii

Policy Benefits/Risks Summary	TFLIC Freedom Elite Builder IISM

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•

The TFLIC Freedom Elite Builder IISM is an individual flexible premium variable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals). Because returns are not guaranteed, the Policy is not suitable as a short-term savings vehicle.

•

The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first 10 Policy years and for 10 years from the date of any increase in specified amount.

•

Fixed Account. You may place money in the fixed account where it earns at least 2% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account.

•

Separate Account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed in this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•

Supplemental Benefits (Riders). Supplemental riders, such as the Inflation Fighter Rider Level Premium, are available under the Policy. Depending upon the rider(s) you add, we deduct charges for certain of these riders from cash value as part of the monthly deductions.

•

No Lapse Guarantee. Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, as long as, on any Monthiversary, you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount and minus any accrued interest) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to, and including, the current month.

Flexible Premiums

•

You select a premium payment plan but the plan is flexible – you are not required to pay premiums according to the plan. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits. Premium payments must be at least $50.

•

You increase your risk of lapse (i.e., having your Policy terminate without value) if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium. Under certain circumstances, extra premiums may be required to prevent lapse.

•

Once we deliver your Policy, the free-look period begins. You may return the Policy during this period and receive a refund. We will place your initial net premium(s) in the reallocation account until the reallocation date as shown on your Policy schedule page. Please refer to the section entitled “Canceling a Policy” for a description of the free-look period.

Variable Death Benefit

•

If the insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies), subject to applicable law and the terms of the Policy. The amount of the death benefit generally depends on the specified amount of insurance you select, the death benefit option you chose, your Policy’s cash value, and any additional insurance provided by riders you purchase.

•	Choice Among Death Benefit Options. You must choose one of three death benefit options. We offer the following:

Option A is the greater of:

•	the current specified amount;, or

•	the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever has been selected; or

•	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Option B is the greater of:

•	the current specified amount, plus the Policy’s cash value on the date of the insured’s death; or

•	the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever has been selected; or

•	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Option C is the greater of:

•	the amount payable under Option A; or

•	the current specified amount, multiplied by an age-based “factor,” plus the Policy’s cash value on the date of the insured’s death; or

•	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

We will reduce the death benefit proceeds by any outstanding loan amount, including accrued interest, and any due and unpaid charges.

The Policy allows you to choose between two federal income tax compliance tests for life insurance policies: the guideline premium test and the cash value accumulation test. You can use either tax compliance test with any one of the three death benefit options. Your election may affect the amount of the death benefit and the monthly deductions. You may not change tests.

There are two main differences between the two tests. First, the guideline premium tax test limits the amount of premium payments you may make to your Policy. There are no legal limits on the amount of premium payments under the cash value accumulation tax test, although we may apply our own limits. Second, the factors that determine the minimum death benefit under the guideline premium test are different from those under the cash value accumulation test. You should consult a tax advisor when choosing the tax test.

We offer three (3) bands of specified amount coverage under this Policy. Each band has its own cost of insurance rates. In general, the greater the specified amount band of your Policy, the lower the cost of insurance rates.

•	band 1: $50,000 - $249,999

•	band 2: $250,000 - $499,999

•	band 3: $500,000 and over

•	Under current tax law, the death benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

•

Change in Death Benefit Option and Specified Amount. You may increase the specified amount once each Policy year on any Monthiversary. After the third Policy year, you may decrease the specified amount and change your death benefit option once each year. You may not increase and decrease the specified amount in the same Policy year. Until the later of the end of the surrender charge period or attained age 65, we may limit the amount of any decrease to no more than 20% of the current specified amount. The new specified amount cannot be less than the minimum specified amount as shown in your Policy. You may increase the specified amount on any Monthiversary before the insured’s 86th birthday. Changes to death benefit options are not allowed after the insured attains age 95. Please note: Changes in specified amount will trigger changes in your cost of insurance charge, monthly per unit charge, premium expense charge, your guideline premium, your minimum monthly guarantee premium, and your ability to maintain the no lapse period guarantee, and may have adverse federal tax consequences. Any charges associated with an increase or decrease in your specified amount will be based on the same C.S.O. Table that was in effect when your Policy was issued.

No Lapse Period Guarantee

•

We guarantee that your Policy will not lapse until the no lapse date shown on your Policy schedule page, as long as, on any Monthiversary, you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount and minus any accrued loan interest) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date, up to, and including, the current month. If you take a cash withdrawal or a loan, or if you increase or decrease your specified amount, if you change the death benefit option, or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect. Please refer to the section entitled “No Lapse Guarantee” for a description of the no lapse guarantee.

•

If you select the Inflation Fighter Rider Level Premium, we will not recalculate your minimum monthly guarantee premium with each scheduled increase in the specified amount generated by the rider. A Policy with the rider initially has higher minimum monthly guarantee premiums than a Base Policy, but those premiums do not increase annually. Please refer to the section entitled “Inflation Fighter Rider Level Premium” for a description of the rider.

Cash Value

•

The cash value is the sum of the Policy’s value in the subaccounts and the fixed account and is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge, and/or any outstanding loan amount(s) and accrued loan interest.

•	The Policy will not lapse during the no lapse period as long as you have paid sufficient premiums.

Transfers

•

You can transfer cash value among the subaccounts and the fixed account. You currently may make transfer requests in writing to our mailing address, or by telephone or by fax to our administrative office.

•	Except as listed below, we charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

•	Dollar cost averaging and asset rebalancing programs are available.

•

Each Policy year, the Policy allows a cumulative transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred out the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

•

Unless otherwise required by state law, we may restrict transfers into the fixed account if the fixed account value, excluding amounts in the loan reserve, after the transfer has been made would exceed $250,000. This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

•

Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of assessing the transfer charge.

•	Transfers among the ProFunds and/or the Access Trust subaccounts are not treated as transfers for the purpose of assessing the transfer charge.

•

We may impose restrictions on the transfer privilege. See the discussion of our policy with regard to market timing, including transfers, and the costs and risks to you that can result from programmed, large, frequent, or short-term transfers, in the section entitled “Disruptive Trading and Market Timing - Statement of Policy” in this prospectus.

Loans

•

After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the net surrender value, less loan interest that will accrue prior to the next anniversary. We may permit a loan before the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

•

To secure the loan, we transfer an amount equal to your loan from your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit 2.00% interest annually on amounts in the loan reserve account.

•

Before the 11th Policy year, we currently charge 2.75% interest annually, payable in arrears, on any outstanding loan amount. This charge is guaranteed not to exceed 3.00%. Interest not paid when due is added to the amount of the loan to be repaid.

•

After the 10th Policy year, we charge a preferred loan charge rate on an amount equal to the cash value minus total premiums paid (reduced by any cash withdrawals), minus any outstanding loan amount, and minus any accrued loan interest. We currently charge 2.00% interest on preferred loans. This charge is guaranteed not to exceed 2.25%. After the insured’s attained age 111 (for Policies applied for on or after November 18, 2008) or attained age 100 (for Policies applied for before November 18, 2008 and issued before January 1, 2009), all loans, new and existing, are considered preferred loans.

•	Federal income taxes and a penalty tax may apply to loans you take against the Policy. The federal tax consequence of loans with preferred rates is uncertain and there may be adverse tax consequences.

Cash Withdrawals and Surrenders

•	You may take one withdrawal of cash value per Policy year after the first Policy year. The amount of the withdrawal may be limited to:

•	at least $500; and

•	no more than 10% of the net surrender value.

•	after the 10th Policy year, the amount of a withdrawal may be limited to no less than $500; and

•	to no more than the net surrender value less $500.

•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.

•

A cash withdrawal will reduce the cash value by at least the amount of the withdrawal. If the death benefit on your Policy is Option A, or if your death benefit is Option C and the insured’s attained age is 71 or older, then we will reduce the specified amount by the amount of cash withdrawal.

•

You may fully surrender the Policy at any time before the insured’s death. Life insurance coverage will end. You will receive the net surrender value. The surrender charge will apply to the Policy during the first 10 Policy years and during the first 10 years after each increase in specified amount. The surrender charge may be significant. You may receive little or no net surrender value if you surrender your Policy in the early Policy years.

•

If you have the Inflation Fighter Rider Level Premium, any withdrawal or requested decrease in specified amount of the Policy will cause the rider to terminate and annual scheduled specified amount increases to stop.

•

A cash withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse period guarantee will not remain in effect.

•	Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

Tax Benefits

We intend the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. If your Policy is not a Modified Endowment Contract (“MEC”), you should not be deemed in receipt of any taxable in cash value until withdrawals and surrenders exceed your tax basis in the Policy or other distributions are made as described in the “Federal Income Tax Considerations” section in this prospectus. A MEC is a special class of life insurance under the tax codes. Unlike the case with traditional life insurance, funds that are withdrawn from a MEC policy in the form of loans, withdrawals, assignments, and pledges are treated as gross income to the policyowner and, therefore, are subject to taxation. Transfers between the subaccounts are not taxable transactions.

Policy Risks

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. In addition, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2%.

Risk of Lapse

Your Policy contains a no lapse period. Your Policy will not lapse before the no lapse date stated in your Policy, as long as you pay sufficient minimum guarantee premiums. The no lapse period guarantee will not be in effect if you do not pay sufficient minimum monthly guarantee premiums. (Please refer to the section entitled “No Lapse Guarantee” for more information regarding the no lapse guarantee.)

You will lessen the risk of lapse of your Policy if you keep the no lapse guarantee in effect. Before you take a cash withdrawal, loan, increase or decrease the specified amount, or add, terminate, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

If you take a cash withdrawal or Policy loan, if you increase or decrease the specified amount, or if you add, terminate, increase or decrease a rider, we will adjust the minimum monthly guarantee premium accordingly and notify you of the new amount. If the new amount is higher than it was before and you do not make the necessary higher premium payments, you will increase the risk of losing the no lapse period guarantee. We deduct the total amount of your withdrawals and any outstanding loan amount, including accrued loan interest from your premiums paid, when we determine whether your premium payments are high enough to keep the no lapse period guarantee in effect.

After the no lapse period, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if, on any Monthiversary, the net surrender value (that is, the cash value minus the surrender charge, and minus any outstanding loan amount and accrued loan interest) is not enough to pay the monthly deduction due.

A Policy lapse may have adverse tax consequences.

If your Policy lapses, we may allow you to reinstate the Policy within five years after it has lapsed, subject to underwriting.

Tax Risks (Income Tax and MEC)

We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract MEC under federal tax laws. As noted above, unlike traditional life insurance, if a Policy is treated as a MEC, partial withdrawals, surrenders, assignments, pledges and loans will be treated first as distributions of gain that are taxable as ordinary income, and treated as tax-free recovery of the owner’s basis in the Policy only after all gain has been distributed. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals, surrenders, pledges and loans taken before you reach age 59  1/2. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax as ordinary income to the extent of your basis in the Policy. Amounts withdrawn in excess of your basis in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. Also, if your Policy is not a MEC, loans, assignments and pledges are not taxable when made although they may be taxable on the lapse or surrender of the Policy. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve account within the fixed account as collateral. We then credit a fixed interest rate of 2.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts, and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

We also currently charge interest on Policy loans at a rate of up to 2.75%, payable in arrears. This charge will not exceed 3.0%. Interest is added to the amount of the loan to be repaid.

A Policy loan will make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period guarantee will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value, and the no lapse period guarantee is no longer in effect, then the Policy will lapse. Assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a qualified tax advisor about the tax risks inherent in such a strategy before purchasing the Policy.

If the Policy lapses or is surrendered while a loan is outstanding, you will realize taxable income equal to the lesser of the gain in the Policy or the sum of the excess of the loan balance (including accrued interest) and any cash received on surrender over your basis in the Policy. If the Policy is a MEC or becomes a MEC within two years of taking a loan, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

If the Policy lapses or terminates due to volatility in the investment performance of the underlying portfolios or another reason, you may incur tax consequences at an unexpected time.

You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. Please Note: We have included two versions of each table. Section A includes the fee tables for Policies applied for on or after November 18, 2008, regardless of the issue date, based on the Commissioners 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“2001 C.S.O. Tables”); and Section B includes the fee tables for Policies applied for before November 18, 2008 and issued before January 1, 2009, based on the Commissioners 1980 Standard Ordinary Mortality Tables (“1980 C.S.O. Tables”). If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below. These charges may not be representative of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

SECTION A

FEE TABLES FOR POLICIES APPLIED FOR ON OR AFTER

NOVEMBER 18, 2008

(BASED ON THE 2001 C.S.O. TABLES)

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Transaction Fees
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]
Premium Expense Charges:	Upon payment of each premium

•         First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% on Policy with a specified amount from $250,000 - $499,999

•         Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999

•         Never a charge on Policy with a specified amount of $500,000 or more

•         First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% on Policy with a specified amount from $250,000 - $499,999

•         Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999

•         Never a charge on Policy with a specified amount of $500,000 or more

Cash Withdrawal Charge[2]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

[1]	The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.

[2]

When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service. You can obtain further information about these charges by contacting our administrative office.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Transaction Fees
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]
Surrender Charge[3]	Upon full surrender of the Policy during the first 10 Policy years or during the first 10 years from the date of any increase in the specified amount (whether requested or an increase generated by the Inflation Fighter Rider Level Premium)

Maximum Charge[4]		$57.00 per $1,000 of specified amount during the first Policy year	$57.00 per $1,000 of specified amount during the first Policy year

Minimum Charge[5]		$11.58 per $1,000 of specified amount during the first Policy year	$11.58 per $1,000 of specified amount during the first Policy year

Initial charge for a male insured, issue age 26, in the preferred-elite non-tobacco use class		$15.82 per $1,000 of specified amount during the first Policy year	$15.82 per $1,000 of specified amount during the first Policy year

Transfer Charge[6]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

Terminal Illness Accelerated Death Benefit Rider[7]	When rider is exercised	Discount Factor	Discount Factor

[3]

The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount. The amount of the surrender charge generally declines over time. Each increase in specified amount will have its own 10 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase. (Note: only the increase in specified amount is subject to the additional 10 year surrender charge period.) The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount in that layer multiplied by the surrender charge factor. The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 10th Policy year after the Policy date (or date of any specified amount increase). The surrender charge shown in the table is rounded up. The charges shown in the table may not be typical of the charges you will pay. More detailed information about the surrender charges applicable to you is available from your agent.

[4]

This maximum surrender charge is based on an insured with the following characteristics: female, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

[5]

This minimum surrender charge is based on an insured with the following characteristics: female, issue age 0, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.

[6]	The first 12 transfers per Policy year are free.

[7]

We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. The discount rate is equal to the current yield on 90-day U.S. Treasury bills or 3%, whichever is greater. Please see footnote 17 for a description of the loan rate. For a complete description of the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled “Terminal Illness Accelerated Death Benefit Rider” in this prospectus.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]

Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 111	$10.00 per month during the first Policy year and $12.00 per month thereafter through age 110; $0 starting with age 111	$10.00 per month through age 110; $0 starting with age 111

Cost of Insurance[8] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 111

Maximum Charge[10]		$49.94 per $1,000 of net amount at risk per month[11]	$47.44 per $1,000 of net amount at risk per month[11]

Minimum Charge		$0.02 per $1,000 of net amount at risk per month[11,12]	$0.01 per $1,000 of net amount at risk per month[11,13]

Initial charge for a male insured, issue age 26, in the preferred elite non-tobacco use class, band 2		$0.09 per $1,000 of net amount at risk per month	$0.07 per $1,000 of net amount at risk per month

[8]

Cost of insurance rates are based on the insured’s issue age, gender, underwriting class, specified amount, Policy duration, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (face amounts $250,000 - $499,999) generally has lower cost of insurance rates than those of band 1 (specified amounts less than $250,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

[9]

We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.

[10]

This maximum charge is based on an insured with the following characteristics: male, age 35 at issue, standard tobacco class, with an initial face amount of less than $250,000 (Band 1) and in the 76th Policy year. This maximum charge may also apply to insureds with other characteristics.

[11]	The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.

[12]

This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[13]

This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, with an initial face amount of $500,000 or higher (Band 3) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]
Monthly Per Unit Charge[14]	Monthly, for up to 10 years on and after the Policy date, and on any increase in specified amount

Maximum Charge[15]		$0.16 per $1,000 of specified amount per month	$0.16 per $1,000 of specified amount per month

Minimum Charge[16]		$0.08 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month

Initial charge for an insured, issue age [26]		$0.08 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month

Loan Interest Spread[17]	On Policy anniversary or earlier, as applicable[18]	1.0% (effective annual rate)	0.75% (effective annual rate)

[14]

We deduct the monthly per unit charge on each Monthiversary as part of the monthly deduction for a maximum of 10 years from the Policy date based on the insured’s age on the Policy date. We also assess a new monthly per unit charge for a maximum of 10 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) that are based on the insured’s attained age on the date of the increase.

[15]	This maximum charge is based on an insured with the following characteristics: age 85 at issue. This maximum charge may also apply to insureds with other characteristics.

[16]	This minimum charge is based on an insured with the following characteristics: age 5 at issue. This minimum charge may also apply to insureds with other characteristics.

[17]

The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan reserve collateral account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates on a portion of the loan that are lower. After attained age 111 all loans, new and existing, will be considered preferred loans. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

[18]

While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]

Optional Rider Charges:[19]

Accidental Death Benefit Rider[20]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70

Maximum Charge[21]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month

Minimum Charge[22]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

Initial charge for a male insured, issue age 26		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

Disability Waiver of Monthly Deductions Rider[23]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60

Maximum Charge[24]		$0.39 per $1,000 of base Policy net amount at risk per month[11]	$0.39 per $1,000 of base Policy net amount at risk per month[10,11]

Minimum Charge[25]		$0.03 per $1,000 of base Policy net amount at risk per month[11]	$0.03 per $1,000 of base Policy net amount at risk per month[11]

Initial charge for a male insured, issue age 26		$0.04 per $1,000 of base Policy net amount at risk per month[11]	$0.04 per $1,000 of base Policy net amount at risk per month[11]

[19]

Optional Rider cost of insurance charges are based on each insured’s issue age or attained age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

[20]

The rider charges are based on the insured’s attained age and rider face amount. Cost of insurance charges generally will increase each year with the age of the insured. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

[21]

This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

[22]

This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[23]

Disability Waiver of Monthly Deductions charges are based on the primary insured’s issue age, gender and net amount at risk. The charges are for base Policy only (no riders and benefits). The addition of other riders and benefits would increase these charges. This charge does not vary once it is added to the Policy. The additional cost of insurance rates for the rider shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the Disability Waiver of Monthly Deductions Rider charges applicable to your Policy. You can obtain more detailed information concerning your Disability Waiver of Monthly Deductions Rider charges by contacting your agent.

[24]	This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

[25]	This minimum charge is based on an insured with the following characteristics: male, age 25 at issue. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]
Disability Waiver of Premium Rider[26]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60

Maximum Charge[27]		$1.61 per $10 of monthly rider benefit	$1.61 per $10 of monthly rider benefit

Minimum Charge[28]		$0.27 per $10 of monthly rider benefit	$0.27 per $10 of monthly rider benefit

Initial charge for a male insured, issue age 26		$0.34 per $10 of monthly rider benefit	$0.34 per $10 of monthly rider benefit

Children’s Insurance Rider[29]	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month

Other Insured Rider[30] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 79

Maximum Charge[31]		$6.51 per $1,000 of rider face amount per month	$6.51 per $1,000 of rider face amount per month

Minimum Charge		$0.02 per $1,000 of rider face amount per month[32]	$0.02 per $1,000 of rider face amount per month[33]

Initial charge for a female insured, issue age 35, in the preferred elite non-tobacco use class		$0.09 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

[26]	The charge for this rider is a level rate based on the primary insured’s issue age and gender.

[27]	This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

[28]	This minimum charge is based on an insured with the following characteristics: male, age 15 at issue. This minimum charge may also apply to insureds with other characteristics.

[29]	The charge for this rider is based on the rider face amount. The rate per $1,000 does not vary.

[30]

Rider charges are cost of insurance charges that are based on each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates for this rider generally will increase each year with the age of the insured. The rider’s cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about the rider by contacting your agent.

[31]

This maximum charge is based on an insured with the following characteristics: male, age 63 at issue, standard tobacco underwriting class and in the 16th Policy year. This maximum charge may also apply to insureds with other characteristics.

[32]

This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[33]

This minimum charge is based on an insured with the following characteristics: female, age 27 , preferred elite non-tobacco class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]

Primary Insured Rider Plus[30] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 79

Maximum Charge[34]		$6.51 per $1,000 of rider face amount per month	$6.51 per $1,000 of rider face amount per month

Minimum Charge		$0.02 per $1,000 of rider face amount per month [32]	$0.01 per $1,000 of rider face amount per month[32]

Initial charge for a male insured, issue age 26, in the preferred elite non-tobacco use class		$0.09 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

Inflation Fighter Rider Level Premium[35]	After rider generates annual increases to Policy specified amount	See listings in tables above for:	See listings in tables above for:

		Cost of Insurance	Cost of Insurance

		Monthly Per Unit Charge	Monthly Per Unit Charge

		Surrender Charge	Surrender Charge

[34]

This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco underwriting class and in the 54th Policy year. This maximum charge may also apply to insureds with other characteristics.

[35]

Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of cost of insurance charges resulting from the scheduled annual increase in specified amount will be set based on the insured’s issue age on the Policy date and duration from issue. Each new layer of monthly per unit charges resulting from the scheduled annual increase in specified amount will be based on the insured’s attained age at the time of increase and duration from the time of increase.

SECTION B

FEE TABLES FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008 AND ISSUED

BEFORE JANUARY 1, 2009

(BASED ON THE 1980 C.S.O. TABLES)

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008

AND ISSUED BEFORE JANUARY 1, 2009

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]

Premium Expense Charge	Upon payment of each premium	• First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% on Policy with a specified amount from $250,000 - $499,999	• First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% on Policy with a specified amount from $250,000 - $499,999

		• Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999	• Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999

		• Never a charge on Policy with a specified amount of $500,000 or more	• Never a charge on Policy with a specified amount of $500,000 or more

Cash Withdrawal Charge[2]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

[1]	The Company reserves the right at any time to change the current charge but never to a level that exceeds the guaranteed charge.

[2]

When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service. You can obtain further information about these charges by contacting our administrative office.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008

AND ISSUED BEFORE JANUARY 1, 2009

Transaction Fees
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]
Surrender Charge[3]	Upon full surrender of the Policy during the first 10 Policy years or during the first 10 years from the date of any increase in the specified amount (whether requested or an increase generated by the Inflation Fighter Rider Level Premium)	$60.00 per $1,000 of specified amount during the first Policy year	$60.00 per $1,000 of specified amount during the first Policy year
Maximum Charge[4]		$10.75 per $1,000 of specified amount during the first Policy year	$10.75 per $1,000 of specified amount during the first Policy year
Minimum Charge[5]		$14.70 per $1,000 of specified amount during the first Policy year	$14.70 per $1,000 of specified amount during the first Policy year
Initial charge for a male insured, issue age 26, in the preferred-elite non-tobacco use class

Transfer Charge[6]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

Terminal Illness Accelerated Death Benefit Rider[7]	When rider is exercised	Discount Factor	Discount Factor

[3]

The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount. The amount of the surrender charge generally declines over time. Each increase in specified amount will have its own 10 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase. (Note: only the increase in specified amount is subject to the additional 10 year surrender charge period.) The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount in that layer multiplied by the surrender charge factor. The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 10th Policy year after the Policy date (or date of any specified amount increase). The surrender charge shown in the table is rounded up. The charges shown in the table may not be typical of the charges you will pay. More detailed information about the surrender charges applicable to you is available from your agent.

[4]

This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

[5]

This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.

[6]	The first 12 transfers per Policy year are free.

[7]

We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. The discount rate is equal to the current yield on 90-day U.S. Treasury bills or 3%, whichever is greater. Please see footnote 17 for a description of the loan rate. For a complete description of the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled “Terminal Illness Accelerated Death Benefit Rider” in this prospectus.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008

AND ISSUED BEFORE JANUARY 1, 2009

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]

Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$8.00 per month during the first Policy year; $12.00 per month for Policy year 2 through age 99; $0 starting with age 100	$8.00 per month for the first 10 Policy years; $4.00 per month for Policy year 11 through age 99; $0 starting with age 100

Cost of Insurance[8] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100

Maximum Charge[10]		$83.33 per $1,000 of net amount at risk per month11	$42.42 per $1,000 of net amount at risk per month11

Minimum Charge		$0.06 per $1,000 of net amount at risk per month11,12	$0.02 per $1,000 of net amount at risk per month[11,13]

Initial charge for a male insured, issue age 26, in the preferred elite non-tobacco use class, band 2		$0.12 per $1,000 of net amount at risk per month	$0.08 per $1,000 of net amount at risk per month

[8]

Cost of insurance rates are based on the insured’s issue age, gender, underwriting class, specified amount, Policy duration, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (face amounts $250,000 - $499,999) generally has lower cost of insurance rates than those of band 1 (specified amounts less than $250,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

[9]

We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.

[10]

This maximum charge is based on an insured with the following characteristics: male, age 35 at issue, standard tobacco class, with an initial face amount of less than $250,000 (Band 1) and in the 65th Policy year. This maximum charge may also apply to insureds with other characteristics.

[11]	The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.

[12]

This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[13]

This minimum charge is based on an insured with the following characteristics: female, age 18 at issue, preferred elite non-tobacco class, with an initial face amount of $500,000 or higher (Band 3) and in the 13th Policy year. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008

AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]
Monthly Per Unit Charge[14]	Monthly, for up to 10 years on and after the Policy date, and on any increase in specified amount

Maximum Charge[15]		$0.08 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month

Minimum Charge[16]		$0.05 per $1,000 of specified amount per month	$0.05 per $1,000 of specified amount per month

Initial charge for an insured, issue age 26		$0.08 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month

Loan Interest Spread[17]	On Policy anniversary or earlier, as applicable18	1.0% (effective annual rate)	0.75% (effective annual rate)

[14]

We deduct the monthly per unit charge on each Monthiversary as part of the monthly deduction for a maximum of 10 years from the Policy date based on the insured’s age on the Policy date. We also assess a new monthly per unit charge for a maximum of 10 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) that are based on the insured’s attained age on the date of the increase.

[15]	This maximum charge is based on an insured with the following characteristics: age 85 at issue. This maximum charge may also apply to insureds with other characteristics.

[16]	This minimum charge is based on an insured with the following characteristics: age 5 at issue. This minimum charge may also apply to insureds with other characteristics.

[17]

The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan reserve collateral account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates on a portion of the loan that are lower. After attained age 100 all loans, new and existing, will be considered preferred loans. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

[18]

While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008

AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]
Optional Rider Charges:[19]
Accidental Death Benefit Rider[20]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70

Maximum Charge[21]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month

Minimum Charge[22]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

Initial charge for a male insured, issue age 26		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

Disability Waiver of Monthly Deductions Rider[23]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60

Maximum Charge[24]		$0.39 per $1,000 of base Policy net amount at risk per month[11]	$0.39 per $1,000 of base Policy net amount at risk per month[11]

Minimum Charge[25]		$0.03 per $1,000 of base Policy net amount at risk per month[11]	$0.03 per $1,000 of base Policy net amount at risk per month[11]

Initial charge for a male insured, issue age [26]		$0.04 per $1,000 of base Policy net amount at risk per month[11]	$0.04 per $1,000 of base Policy net amount at risk per month[11]

[19]

Optional Rider cost of insurance charges are based on each insured’s issue age or attained age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

[20]

The rider charges are based on the insured’s attained age and rider face amount. Cost of insurance charges generally will increase each year with the age of the insured. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

[21]

This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

[22]

This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[23]

Disability Waiver of Monthly Deductions charges are based on the primary insured’s issue age, gender and net amount at risk. The charges shown are for base Policy only (no riders and benefits). The addition of other riders and benefits would increase these charges. This charge does not vary once it is added to the Policy. The additional cost of insurance rates for the rider shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the Disability Waiver of Monthly Deductions Rider charges applicable to your Policy. You can obtain more detailed information concerning your Disability Waiver of Monthly Deductions Rider charges by contacting your agent.

[24]	This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

[25]	This minimum charge is based on an insured with the following characteristics: male, age 25 at issue. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008

AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]
Disability Waiver of Premium Rider[26]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60

Maximum Charge[27]		$1.61 per $10 of monthly rider benefit	$1.61 per $10 of monthly rider benefit

Minimum Charge[28]		$0.27 per $10 of monthly rider benefit	$0.27 per $10 of monthly rider benefit

Initial charge for a male insured, issue age 26		$0.34 per $10 of monthly rider benefit	$0.34 per $10 of monthly rider benefit

Children’s Insurance Rider[29]	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month

Other Insured Rider[30] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 79

Maximum Charge[31]		$9.12 per $1,000 of rider face amount per month	$7.14 per $1,000 of rider face amount per month

Minimum Charge		$0.06 per $1,000 of rider face amount per month[32]	$0.02 per $1,000 of rider face amount per month[33]

Initial charge for a male insured, issue age 26		$0.04 per $1,000 of base Policy net amount at risk per month[11]	$0.04 per $1,000 of base Policy net amount at risk per month[11]

[26]	The charge for this rider is a level rate based on the primary insured’s issue age and gender.

[27]	This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

[28]	This minimum charge is based on an insured with the following characteristics: male, age 15 at issue. This minimum charge may also apply to insureds with other characteristics.

[29]	The charge for this rider is based on the rider face amount and does not vary.

[30]

Rider charges are cost of insurance charges that are based on each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates for this rider generally will increase each year with the age of the insured. The rider’s cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about the rider by contacting your agent.

[31]

This maximum charge is based on an insured with the following characteristics: male, age 63 at issue, standard tobacco underwriting class and in the 16th Policy year. This maximum charge may also apply to insureds with other characteristics.

[32]

This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[33]

This minimum charge is based on an insured with the following characteristics: female, issue age 27, preferred elite non-tobacco class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008

AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]
Primary Insured Rider Plus[30] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 79

Maximum Charge[34]		$9.12 per $1,000 of rider face amount per month	$7.06 per $1,000 of rider face amount per month

Minimum Charge		$0.06 per $1,000 of rider face amount per month[32]	$0.02 per $1,000 of rider face amount per month[32]

Initial charge for a male insured, issue age 26, in the preferred elite non-tobacco use class		$0.12 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

Inflation Fighter Rider Level Premium[35]	After rider generates annual increases to Policy specified amount	See listings in tables above for:	See listings in tables above for:
		Cost of Insurance	Cost of Insurance
		Monthly Per Unit Charge	Monthly Per Unit Charge
		Surrender Charge	Surrender Charge

For information concerning compensation paid for the sale of the Policy, see “Sale of the Policies.”

[34]

This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco underwriting class and in the 54th Policy year. This maximum charge may also apply to insureds with other characteristics.

[35]

Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of cost of insurance charges resulting from the scheduled annual increase in specified amount will be set based on the insured’s issue age on the Policy date and duration from issue. Each new layer of monthly per unit charges resulting from the scheduled annual increase in specified amount will be based on the insured’s attained age at the time of increase and duration from the time of increase.

Range of Expenses for the Portfolios1, 2

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2007. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.40%	2.07%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.40%	1.63%

[1]

The portfolio expenses used to prepare this table were provided to Transamerica by the funds. Transamerica has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2007. Current or future expenses may be greater or less than those shown.

[2]

The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Transamerica Series Trust portfolios and certain portfolios of the Transamerica Funds (formerly, Transamerica IDEX Mutual Funds (each such portfolio an “Acquired Fund”). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Transamerica took into account the information received from the Transamerica Series Trust on the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests, assuming a constant allocation by each “fund of funds” and for the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., underlying funds) fees and expenses for the Transamerica Series Trust asset allocation portfolios. See the prospectus for the Transamerica Series Trust for a presentation of the applicable Acquired Fund fees and expenses.

[3]

The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 27 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April  30, 2009.

Transamerica, the Separate Account, the Fixed Account and the Portfolios

Transamerica

Transamerica Financial Life Insurance Company (“Transamerica”), located at 4 Manhattanville Road, Purchase, New York 10577, is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

The Separate Account

The separate account is a separate account of Transamerica, established under New York law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums;

•	combine the separate account, or any subaccount(s), with one or more different separate account(s) or subaccount(s);

•	close certain subaccounts to allocations of new net premiums by current or new policyowners;

•	transfer assets of the separate account or any subaccount, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount;

•	operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

•	establish additional separate accounts or subaccounts to invest in new portfolios of the funds;

•	manage the separate account at the direction of a committee;

•	endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law;

•	change the investment objective of a subaccount;

•	substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds;

•	fund additional classes of variable life insurance policies through the separate account; and

•	restrict or eliminate any voting privileges of owners, or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

The Fixed Account

The fixed account is part of Transamerica’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica has sole discretion over the investment of the fixed account’s assets. Transamerica bears the full investment risk for all amounts contributed to the fixed account. Transamerica guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates.

Money you place in the fixed account will begin earning interest compounded daily at the current interest rate in effect at the time of your allocation. Unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the “guarantee period”) unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 2.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 2.0%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deductions charges on a first in, first out basis (“FIFO”) for the purpose of crediting interest.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

Effective May 1, 2008, all Series Trust portfolios were renamed as set forth in the following table:

FORMER NAME AEGON/TRANSAMERICA SERIES TRUST	NEW NAME TRANSAMERICA SERIES TRUST
Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation – Conservative VP
Asset Allocation – Growth Portfolio	Transamerica Asset Allocation – Growth VP
Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation – Moderate Growth VP
Asset Allocation – Moderate Portfolio	Transamerica Asset Allocation – Moderate VP
BlackRock Large Cap Value	Transamerica BlackRock Large Cap Value VP
Capital Guardian U.S. Equity	Transamerica Capital Guardian U.S. Equity VP

Capital Guardian Value	Transamerica Capital Guardian Value VP
Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP
Federated Market Opportunity	Transamerica Federated Market Opportunity VP
International Moderate Growth Fund	Transamerica International Moderate Growth VP
JPMorgan Core Bond	Transamerica JPMorgan Core Bond VP
JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP
JPMorgan Mid Cap Value	Transamerica JPMorgan Mid Cap Value VP
Legg Mason Partners All Cap	Transamerica Legg Mason Partners All Cap VP
Marsico Growth	Transamerica Marsico Growth VP
MFS High Yield	Transamerica MFS High Yield VP
MFS International Equity	Transamerica MFS International Equity VP
Munder Net50	Transamerica Munder Net50 VP
PIMCO Total Return	Transamerica PIMCO Total Return VP
T. Rowe Price Equity Income	Transamerica T. Rowe Price Equity Income VP
T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP
Templeton Transamerica Global	Transamerica Templeton Global VP
Third Avenue Value	Transamerica Third Avenue Value VP
Transamerica Balanced	Transamerica Balanced VP
Transamerica Convertible Securities	Transamerica Convertible Securities VP
Transamerica Equity	Transamerica Equity VP
Transamerica Growth Opportunities	Transamerica Growth Opportunities VP
Transamerica Money Market	Transamerica Money Market VP
Transamerica Science & Technology	Transamerica Science & Technology VP
Transamerica Small/Mid Cap Value	Transamerica Small/Mid Cap Value VP
Transamerica U.S. Government Securities	Transamerica U.S. Government Securities VP
Transamerica Value Balanced	Transamerica Value Balanced VP
Van Kampen Mid-Cap Growth	Transamerica Van Kampen Mid-Cap Growth VP

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio.

Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that any of the portfolios will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

Note: You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at 1-800-322-7353 or visiting our website at www.tafinlife.com/vp. You should read the fund prospectuses carefully.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
TRANSAMERICA SERIES TRUST:

Transamerica Asset Allocation – Conservative VP*	Transamerica Asset Management, Inc. Portfolio Construction Manager:** Morningstar Associates, LLC	Seeks current income and preservation of capital.

Transamerica Asset Allocation – Growth VP*	Transamerica Asset Management, Inc. Portfolio Construction Manager:** Morningstar Associates, LLC	Seeks long-term capital appreciation.

Transamerica Asset Allocation – Moderate Growth VP*	Transamerica Asset Management, Inc. Portfolio Construction Manager:** Morningstar Associates, LLC	Seeks capital appreciation with current income as a secondary objective.

Transamerica Asset Allocation – Moderate VP*	Transamerica Asset Management, Inc. Portfolio Construction Manager:** Morningstar Associates, LLC	Seeks capital appreciation and current income.

Transamerica Balanced VP	Transamerica Investment Management, LLC	Seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.

Transamerica BlackRock Large Cap Value VP	BlackRock Investment Management, LLC	Seeks long-term capital growth.

Transamerica Capital Guardian U.S. Equity VP	Capital Guardian Trust Company	Seeks to provide long-term growth of capital.

Transamerica Capital Guardian Value VP	Capital Guardian Trust Company	Seeks to provide long-term growth of capital and income.

Transamerica Clarion Global Real Estate Securities VP	ING Clarion Real Estate Securities, L.P.	Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

Transamerica Convertible Securities VP	Transamerica Investment Management, LLC	Seeks maximum total return through a combination of current income and capital appreciation.

Transamerica Equity VP	Transamerica Investment Management, LLC	Seeks to maximize long-term growth.

Transamerica Federated Market Opportunity VP	Federated Equity Management Company of Pennsylvania	Seeks total return by investing in securities that have defensive characteristics.

*	Each asset allocation portfolio invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios.

**	In Morningstar’s role as portfolio construction manager, Morningstar makes asset allocation and fund selection decisions for the portfolio.

Portfolio (cont.)	Investment Adviser/Sub-Adviser (cont.)	Investment Objective (cont.)

Transamerica Growth Opportunities VP	Transamerica Investment Management LLC	Seeks to maximize long-term growth.

Transamerica Index 50 VP	AEGON USA Investment Management, LLC	Seeks to balance capital appreciation and income.

Transamerica Index 75 VP	AEGON USA Investment Management, LLC	Seeks capital appreciation as a primary objective and income as a secondary objective.

Transamerica International Moderate Growth VP*	Transamerica Asset Management, Inc. Portfolio Construction Manager:** Morningstar Associates, LLC	Seeks capital appreciation with current income as a secondary objective.

Transamerica JPMorgan Core Bond VP	JPMorgan Investment Advisors, Inc.	Seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

Transamerica JPMorgan Enhanced Index VP	JPMorgan Investment Advisors, Inc.	Seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

Transamerica JPMorgan Mid Cap Value VP***	JPMorgan Investment Advisors, Inc.	Seeks growth from capital appreciation.

Transamerica Legg Mason Partners All Cap VP	Clearbridge Advisors, LLC	Seeks capital appreciation.

Transamerica MFS High Yield VP****	MFS® Investment Management	Seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

Transamerica MFS International Equity VP	MFS® Investment Management	Seeks capital growth.

Transamerica Marsico Growth VP	Columbia Management Advisors, LLC	Seeks long-term growth of capital.

Transamerica Money Market VP	Transamerica Investment Management, LLC	Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.

*	Each asset allocation portfolio invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios.

**	In Morningstar’s role as portfolio construction manager, Morningstar makes asset allocation and fund selection decisions for the portfolio.

***	This portfolio no longer accepts new investments from current or prospective investors. If you surrender your Policy’s cash value from this portfolio, you may not reinvest in this portfolio.

****	This portfolio, under normal market conditions, invests at least 80% of its net assets in high-yield, fixed-income securities, which are generally lower rated bonds commonly known as “junk bonds.”

Portfolio (cont.)	Investment Adviser/Sub-Adviser (cont.)	Investment Objective (cont.)

Transamerica Munder Net50 VP	Munder Capital Management	Seeks long-term capital appreciation.

Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC	Seeks maximum total return consistent with preservation of capital and prudent investment management.

Transamerica Science & Technology VP	Transamerica Investment Management, LLC	Seeks long-term growth of capital.

Transamerica Small/Mid Cap Value VP	Transamerica Investment Management, LLC	Seeks to maximize total return.

Transamerica T. Rowe Price Equity Income VP	T. Rowe Price Associates, Inc.	Seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

Transamerica Templeton Global VP	Templeton Investment Counsel, LLC Transamerica Investment Management, LLC	Seeks long-term growth of capital.

Transamerica Third Avenue Value VP	Third Avenue Management LLC	Seeks long-term capital appreciation.

Transamerica U.S. Government Securities VP	Transamerica Investment Management, LLC	Seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

Transamerica Value Balanced VP	Transamerica Investment Management, LLC	Seeks preservation of capital and competitive investment returns.

Transamerica Van Kampen Mid-Cap Growth VP	Van Kampen Asset Management Inc.	Seeks capital appreciation.

FIDELITY FUNDS:

Fidelity VIP Index 500 Portfolio	Fidelity Management & Research Company	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index.

Portfolio (cont.)	Investment Adviser/Sub-Adviser (cont.)	Investment Objective (cont.)
PROFUNDS:+

ProFund VP Asia 30	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index.

ProFund VP Basic Materials	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index.

ProFund VP Bull	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index SM.

ProFund VP Consumer Services	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index® (USDX).

ProFund VP Emerging Markets	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Bank of New York Emerging Markets 50 ADR Index.

ProFund VP Europe 30	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index.

ProFund VP Falling U.S. Dollar	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the U.S. Dollar Index.

ProFund VP Financials	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index.

ProFund VP International	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

ProFund VP Japan	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average.

+

The ProFunds VP and Access Trust portfolios permit frequent transfers. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. See “Disruptive Trading and Market Timing.” Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks. See the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio (cont.)	Investment Adviser/Sub-Adviser (cont.)	Investment Objective (cont.)

ProFund VP Mid-Cap	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index.

ProFund VP Money Market	ProFund Advisors LLC	Seeks a high level of current income consistent with liquidity and preservation of capital.

ProFund VP NASDAQ-100 (formerly, ProFund VP OTC)	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index.

ProFund VP Oil & Gas	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index.

ProFund VP Pharmaceuticals	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index.

ProFund VP Precious Metals	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Precious Metals Index.

ProFund VP Short Emerging Markets	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Bank of New York Emerging Markets 50 ADR Index.

ProFund VP Short International	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

ProFund VP Short NASDAQ-100	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index.

ProFund VP Short Small-Cap	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.

ProFund VP Small-Cap	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index.

Portfolio (cont.)	Investment Adviser/Sub-Adviser (cont.)	Investment Objective (cont.)

ProFund VP Small-Cap Value	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index.

ProFund VP Telecommunications	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Index.

ProFund VP UltraSmall-Cap	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index.

ProFund VP U.S. Government Plus	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”).

ProFund VP Utilities	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Index.

ACCESS TRUST:++

Access VP High Yield Fund+++	ProFund Advisors LLC	Seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.

++

The ProFunds VP and Access Trust portfolios permit frequent transfers. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. See “Disruptive Trading and Market Timing.” Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks. See the ProFunds VP or Access Trust prospectus for descriptions of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

+++

Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.

Transamerica Asset Management, Inc. (“Transamerica Asset”) formerly, Transamerica Fund Advisors, Inc)., located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%), affiliates of Transamerica, and serves as investment adviser to the Transamerica Series Trust and manages the Transamerica Series Trust in accordance with policies and guidelines established by the Transamerica Series Trust’s Board of Trustees. For certain portfolios, Transamerica Asset has engaged investment sub-advisers to provide portfolio management services. Transamerica Asset and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Transamerica Series Trust prospectuses for more information regarding Transamerica Asset and the investment sub-advisers.

Morningstar Associates, LLC (“Morningstar”), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a “consultant” to Transamerica Asset for investment model creation and maintenance to the Transamerica

Asset Allocation – Conservative VP, Transamerica Asset Allocation – Moderate VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Growth VP and Transamerica International Moderate Growth VP of the Series Trust. Morningstar will be paid an annual fee for its services. See the Series Trust prospectuses for more information regarding Morningstar.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Fund prospectus for more information regarding FMR and the investment sub-adviser.

ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment advisor and provides management services to all of the ProFunds and the Access Trust portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds and Access Trust portfolio in accordance with policies and guidelines established by the ProFunds’ and Access Trust’s Board of Trustees. ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended. See the ProFunds and Access Trust prospectuses for more information regarding ProFund Advisors.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Transamerica, and Transamerica may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (For additional information on these arrangements, see “Revenue We Receive.”) We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners. We have included the Transamerica Series Trust portfolios at least in part because they are managed by Transamerica Asset, our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. Please Note: Certain portfolios have similar names; it is important that you state or write the full name of the portfolio that you wish to direct your allocation to when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount being credited to the subaccount

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class contracts to which the Policy belongs.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, as long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	• the death benefit, cash and loan benefits;
• investment options, including premium allocations;

• administration of elective options; and

• the distribution of reports to owners.

Costs and expenses we incur:	• costs associated with processing and underwriting applications;

• expenses of issuing and administering the Policy (including any Policy riders);

• overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

• other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	• that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

• that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments you make, we will deduct the premium expense charge.

The premium expense charge is equal to:	• 6% of premiums during the first ten Policy years on Policies with a specified amount in force of less than $250,000 (band 1), and 2.5% of premiums thereafter; and

• 3.0% of all premiums during the first ten Policy years on Policies with a specified amount in force from $250,000 - $499,999 (band 2), and 2.5% of premiums thereafter.

• There is no premium expense charge for Policies with a specified amount of $500,000 or higher (band 3).

•         Certain events (such as increases or decreases in the specified amount, a change in death benefit option, or a cash withdrawal if you choose Option A or Option C death benefit) may affect the specified amount in force. Premium expense charges will be based on the specified amount in force on the Base Policy at the time we receive the premium.

• Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes.

Monthly Deductions

If your Policy was applied for on or after November 18, 2008, we take monthly deductions from the cash value on the Policy date and on each Monthiversary prior to insured’s attained age 111. For Policies applied for before November 18, 2008 and issued before January 1, 2009, we take monthly deductions from the cash value on the Policy date and on each Monthiversary prior to insured’s attained age 100. If you elect to choose the subaccounts from which we will deduct the monthly deductions (that is, make self-directed monthly deductions), we will withdraw from each selected account an amount equal to the monthly deductions multiplied by the selected percentage you elect to have deducted from that account. If you do not elect self-directed monthly deductions, or if any of the selected accounts would be reduced to zero by the deductions, then we will deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). You may change the election of self-directed monthly deductions by providing us with a request for such a change in a form satisfactory to us. The change in self-directed monthly deductions will be effective on the date we record the request for change.

Because portions of the monthly deductions (such as cost of insurance) can vary monthly, the monthly deductions will also vary.

The monthly deductions are equal to:	• the monthly Policy charge for the Policy; plus

• the monthly cost of insurance charge for the Policy; plus

• the monthly per unit charge for the Policy; plus

• the portion of the monthly deductions for any benefits provided by riders attached to the Policy.

Monthly Policy Charge (For Policies Applied For On Or After November 18, 2008):

• This charge currently equals $10.00 each Policy month through insured’s attained age 110. Starting at age 111, this charge equals $0 each Policy month.

•         We guarantee this charge will never be more than $10.00 per month during the first Policy year; and, thereafter, $12.00 per month through age 110; and will be $0 starting at insured’s attained age 111.

• This charge is used to cover aggregate Policy expenses.

Monthly Policy Charge (For Policies Applied For Before November 18, 2008 and Issued Before January 1, 2009):

•         This charge currently equals $8.00 each Policy month for the first 10 Policy years and $4.00 each Policy month for Policy year 11 through age 99. Starting at age 100, this charge will equal $0 each Policy month.

• We guarantee this charge will never be more than $8.00 per month during the first Policy year; and thereafter, $12.00 per month through age 99; and will be $0 starting at age 100

• This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

• We deduct this charge each month. It varies each month and is determined as follows:

1.       reduce the death benefit on the Monthiversary by the cash value on the Monthiversary after it has been allocated among the layers of specified amount in force in the following order: first, initial specified amount; then each increase in specified amount starting with the oldest increase; then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each layer of specified amount);

2. multiply each layer of net amount at risk provided under 1. (above) by the appropriate monthly cost of insurance rate for that layer; and add the results together.

• Your monthly current cost of insurance rate depends, in part, on your specified amount band. The specified amount bands available are:

• Band 1: $50,000 - $249,999

• Band 2: $250,000 - $499,999

• Band 3: $500,000 or more

• The current Policy cost of insurance rates for the first three (3) Policy years are fixed at issue and we guarantee not to change them.

• Cost of insurance rates are generally lower for each higher band of specified amount.

•         We determine your specified amount band by referring to the specified amount in force for the Base Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases).

Monthly Per Unit Charge:

• This charge equals:

• the monthly per unit charge for the specified amount on the Policy date; plus

• the monthly per unit charge for each increase in specified amount caused by either a rider or a requested increase; minus

• the monthly per unit charge for any specified amount that has been decreased.

• We guarantee the duration of this charge to be no more than 10 years following the Policy date and no more than 10 years following the date of any increase in specified amount.

•         The monthly per unit charge that is set on the Policy date is based on the issue age of the insured. A separate monthly per unit charge is assessed for up to 10 years following each increase in specified amount and the rate of that charge is based on the insured’s age at the time of any increase in specified amount. The rate of the monthly per unit charge applied under your Policy depends on whether the Policy was applied for before November 18, 2008 ad issued before January 1, 2009

Optional Insurance Riders:

• The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider.

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using: the insured’s issue age on the Policy date; issue age at the time of any increase in specified amount; specified amount band; gender; underwriting class; and the length of time from the Policy date or from the date of any increase in specified amount. The factors that affect the net amount at risk for each layer of specified amount include the investment performance of the portfolios in which you invest; payment of premiums; the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. For Policies applied for on or after November 18, 2008, these guaranteed rates are based on the 2001 C.S.O. Mortality Tables and the insured’s attained age, gender, and rate class. For Policies applied for before November 18, 2008 and issued before January 1, 2009, these guaranteed rates are based on the 1980 C.S.O. Mortality Tables and the insured’s attained age, gender, and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the C.S.O. tables that are applicable to your Policy.

If you increase the specified amount, different monthly cost of insurance rates may apply to that layer of specified amount, based on the insured’s issue age and rate class at the time of the increase, gender, and the length of time since the increase. Increases in specified amount may move the Policy into a higher specified amount band, resulting in a decrease in the rates for the cost of insurance charge.

Decreases in specified amount may cause the Policy to drop into a lower band of specified amount and may result in an increase in the rates for the cost of insurance charge. Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and lastly, reduce the initial specified amount.

If you have selected the Inflation Fighter Rider Level Premium and you request a decrease in specified amount of your Policy, you will forfeit any future increases in specified amount generated by the rider.

The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of the insured. We currently place insureds into preferred and standard classes. We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks, and will result in higher cost of insurance rates. Examples of reasons an insured may be placed into an extra risk factor underwriting class include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by state law).

We may issue certain Policies on a simplified or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified, or expedited basis, may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The guaranteed cost of insurance rates under the riders are substantially the same as the guaranteed cost of insurance rates applied to the Policy’s net amount at risk, except that current rates are not guaranteed for the first 3 years under the riders.

Mortality and Expense Risk Charge

We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred, and the risks assumed. This charge is equal to:

•	your Policy’s cash value in each subaccount; multiplied by

•	the daily pro rata portion of the annual mortality and expense risk charge rate.

For the first ten Policy years, the current annual rate for the mortality and expense risk charge is equal to 0.75% of the average daily net assets of each subaccount. We may reduce this charge to 0.60% for Policy years 11 – 15, 0.30% for Policy years 16 – 20 and 0.00% for Policy years 21+, but we do not guarantee that we will do so. We guarantee this charge to be no more than 0.90% annually for all Policy years.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

If you surrender your Policy completely during the first 10 years (or during the 10-year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount and accrued loan interest) to you.

The surrender charge is a charge for each $1,000 of the initial specified amount of your Base Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount, and the surrender charges calculated for each increase in specified amount, (including specified amount increases generated by the Inflation Fighter Rider Level Premium).

The initial specified amount has a 10-year surrender charge period starting on the Policy date and surrender charges that are based upon the insured’s issue age, gender and rate class on the Policy date. Each increase in specified amount has its own 10-year surrender charge period and surrender charges that are based upon the insured’s issue age, gender and rate class at the time of the increase.

There is no surrender charge if you wait until the end of the 10th Policy anniversary to surrender your Policy provided you have not selected the Inflation Fighter Rider Level Premium and you have not increased your specified amount within the past 10 Policy years. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

•	you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or

•	investment performance is low.

In addition, surrender charges that apply for 10 years after any increase in specified amount will likely significantly reduce your net surrender value.

The surrender charge for each layer of specified amount is calculated as:	• the surrender charge per $1,000 of specified amount in the layer (varies by issue age, gender and underwriting class on the Policy date or date of specified amount increase); multiplied by

• the number of thousands of specified amount in the layer; multiplied by

• the surrender charge factor.

The surrender charge per thousand is calculated separately for the initial specified amount and for each increase in specified amount, using the rates found in Appendix A.

The surrender charge factor is also calculated separately for the initial specified amount and for each increase in specified amount in force (including specified amount increases generated by the Inflation Fighter Rider Level Premium). The surrender charge factor varies by the insured’s issue age (on the Policy date or date of specified amount increase) and number of years since the Policy date or date of specified amount increase. In no event are the surrender charge factors any greater than those shown on the table below. We always determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.

For Policies Applied For On Or After November 18, 2008

Surrender Charge Factors

	Factor for Issue Ages
End of Policy Year*	0 - 39	40 - 44	45 – 49	50 - 54	55 - 59	60 - 64	65 - 69	70 - 74	75 – 85
At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	0.99
1	1.00	0.98	0.97	0.96	0.94	0.92	0.91	0.91	0.89
2	0.95	0.89	0.89	0.88	0.88	0.88	0.88	0.87	0.84
3	0.88	0.87	0.86	0.86	0.85	0.85	0.85	0.84	0.80
4	0.79	0.78	0.77	0.77	0.76	0.76	0.75	0.74	0.74
5	0.68	0.67	0.65	0.64	0.64	0.64	0.63	0.62	0.62
6	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55
7	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
8	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25
9	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
10+	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

*	The factor on any date other than a Policy anniversary or anniversary, of an increase in specified amount, will be determined proportionately using the factor at the end of the year prior to surrender, and the factor at the end of the year of surrender.

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Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $16.95.        This is multiplied by the surrender charge factor of         0.68.

The surrender charge	=	the surrender charge per $1,000 ($16.95)
	x	the number of thousands of initial specified amount (100)
	x	The surrender charge factor 0.68
	=	$1,152.60

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions, and printing and advertising costs, as well as aggregate Policy expenses.

For Policies Applied For Before November 18, 2008 and Issued Before January 1, 2009

	Surrender Charge Factors
	Factor for Issue Ages
End of Policy Year*	0 – 39	40 - 44	45 – 49	50 - 54	55 - 59	60 - 64	65 - 69	70 - 74	75 – 85
At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
1	1.00	0.96	0.95	0.95	0.94	0.92	0.91	0.91	0.89
2	0.95	0.91	0.90	0.89	0.89	0.89	0.88	0.87	0.84
3	0.87	0.85	0.84	0.84	0.84	0.84	0.84	0.84	0.80
4	0.78	0.78	0.77	0.77	0.76	0.76	0.75	0.74	0.74
5	0.68	0.67	0.65	0.64	0.64	0.64	0.63	0.62	0.62
6	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55
7	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
8	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25
9	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
10+	0	0	0	0	0	0	0	0	0

*	The factor on any date other than a Policy anniversary or anniversary, of an increase in specified amount, will be determined proportionately using the factor at the end of the year prior to surrender, and the factor at the end of the year of surrender.

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Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $17.06. This is multiplied by the surrender charge factor of 0.68.

The surrender charge	=	the surrender charge per $1,000 ($17.06)
	x	the number of thousands of initial specified amount (100)
	x	the surrender charge factor (0.68)
	=	$1,160.08

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions, and printing and advertising costs, as well as aggregate Policy expenses.

Transfer Charge

•	We currently allow you to make 12 transfers each Policy year free from charge.

•	Except as listed below, we charge $25 for each additional transfer.

•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, will be considered a single transfer.

•	We deduct the transfer charge from the amount being transferred.

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Transfers due to loans or the exercise of conversion rights or due to reallocation of cash value immediately after the reallocation date, currently do not count as transfers for the purpose of assessing this charge.

•	Transfers among the ProFunds and/or Access Trust subaccounts do not count as transfers for the purpose of assessing this charge.

•	Transfers under dollar cost averaging and asset rebalancing do count as transfers for the purpose of assessing this charge.

•	We will not increase this charge.

Loan Interest Spread

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve account with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy year, we will apply preferred loan rates charged on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%. After the insured’s attained age 111 (if your Policy was applied for on or after November 18, 2008) or the insured’s attained age 100 (if your Policy was applied for before November 18, 2008 and issued before January 1, 2009), all loans, new and existing, are considered preferred loans.

Cash Withdrawal Charge

•	After the first Policy year, you may take one cash withdrawal per Policy year.

•	When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

•	We deduct this amount from the withdrawal, and we pay you the balance.

•	We will not increase this charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges

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Terminal Illness Accelerated Death Benefit Rider. We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income resulting from the early payment of the death benefit. The discount rate equalsis equal to the current yield on 90-day U.S. Treasury bills or 3%, whichever is greater.

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Inflation Fighter Rider Level Premium. Annual increases in specified amount generated by this rider will increase the cost of insurance charges and increase the amount and duration of the monthly per unit charges and surrender charges under the Policy. The new layer of cost of insurance charge resulting from the annual increase in specified amount will be set based on the insured’s issue age on the Policy date and duration from issue. The new layer of monthly per unit charge resulting from the annual increase in specified amount will be based on the insured’s attained age at the time of increase and duration from the time of increase.

•	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider face amount regardless of the number of children insured.

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Accidental Death Benefit Rider. We assess a cost of insurance charge based on the insured’s attained age and rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

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Other Insured Rider. We assess a cost of insurance charge based on each other insured’s issue age, gender, underwriting class, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured. These charges will vary depending on whether the 1980 C.S.O. Tables or the 2001 C.S.O. Tables are applicable to your Policy, which depends upon the application and/or issue date of your Policy.

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Disability Waiver of Monthly Deductions Rider. We assess a rider charge based on the primary insured’s issue age, gender and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

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Disability Waiver of Premium Rider. The charge for this rider is based on the primary insured’s issue age, gender and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

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Primary Insured Rider Plus (“PIR Plus”). We assess a cost of insurance charge based on the insured’s issue age, gender, underwriting class, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured. These charges will vary depending on whether the 1980 C.S.O. Tables or the 2001 C.S.O. Tables are applicable to your Policy, which depends upon the application and/or issue date of your Policy.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. See the fund prospectuses for more detailed information about the funds.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

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Rule 12b-1 Fees. Our affiliate, Transamerica Capital, Inc (“TCI”) serves as the principal underwriter for the Policies. TCI receives some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

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Administrative, Marketing and Support Service Fees (“Service Fees”). The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the funds for more information). The amount of the payments we receive is based on a percentage of the assets of the particular fund portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Transamerica and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust **	—	Fidelity Variable Insurance Products Funds	0.50	%***
ProFunds	0.25%	Access One Trust	0.25%

*	Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

**	Because the Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Series Trust portfolios, in terms of our and our affiliates’ overall profitability. During 2007 we received $42.5 million from Transamerica Asset.

***	We receive this percentage once $100 million in fund shares are held by the subaccounts of Transamerica and its affiliates.

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Other payments. We and our affiliates, including TCI, InterSecurities, Inc. (“ISI”), and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fees deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the funds for more information). Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may provide our affiliates, and/or selling firms with wholesaling services to assist us in the distribution of the Policy; and (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2007, TCI (and its predecessor, AFSG Securities Corporation) received revenue sharing payments ranging from $2,500 to $49,350 (for a total of $381,768) from the following fund managers and/or sub-advisers to participate in TCI’s events: T. Rowe Price Associates, Inc.; American Century Investment Management; MFS Investment Management; Transamerica Investment Management, LLC; Pacific Investment Management Company LLC; Jennison Associates; Lehman Brothers/Neuberger Berman; Legg Mason; Alliance Bernstein; Federated Funds; Fidelity Funds; ING Clarion; Merrill Lynch; AMVESCAP; BlackRock; Columbia Management LLC; JPMorgan Investment Management, Inc.; Oppenheimer Funds; and SunTrust.

Please note some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies, and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Sale of the Policies” in this prospectus.

The Policy

The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate. The principal rights an owner may exercise are:

•	to designate or change beneficiaries before the death of the insured;

•	to receive amounts payable before the death of the insured;

•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

•	to change the owner of this Policy; and

•	to change the specified amount or death benefit option type of this Policy.

At issue, the owner must select either the guideline premium tax test or the cash value accumulation tax test on the Policy application. Once selected, this tax test cannot be changed.

No designation or change in designation of an owner will take effect unless we receive written request thereof. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received at our mailing address.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may amend the Policy:

•	to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or

•	to assure qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or

•	to reflect a change in the operation of the separate account; or

•	to provide additional subaccounts and/or fixed account options.

Purchasing a Policy

To purchase a Policy, you must submit a completed application (listing your choice of death benefit option and tax test, among others) and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI, the principal underwriter for the Policy, and us.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control — for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you. Any such delays will affect when your Policy can be issued.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $50,000. We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage. We offer the following specified amount bands of coverage:

•	band 1: $50,000 - $249,999

•	band 2: $250,000 - $499,999

•	band 3: $500,000 and over

We will limit coverage on any juvenile insured by the Policy or a rider. For a juvenile younger than 4 1/2 years, the maximum coverage is the greater of $25,000 or 25% of the in force life insurance on the adult applicant. For a juvenile between 4 1/2 years and 14 1/2 years, the maximum coverage is the greater of $25,000 or 50% of the in force life insurance on the adult applicant.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or

•	the date the insured completes all of the medical tests and examinations that we require.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another covering the same insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium and have met all of the requirements listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured may have conditional insurance coverage under the terms of the conditional receipt. The conditional insurance coverage may vary by underwriting standards. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	• the amounts applied for under all conditional receipts issued by us; or

• $500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:	• the date of application; or

•         the date of the last medical examination, test, and other screenings required by us, if any (the “Effective Date”). Such conditional insurance will take effect as of the Effective Date, as long as all of the following requirements are met:

1.       The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

2. As of the Effective Date, all statements and answers given in the application must be true;

3.       The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured;

4.      All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing address within 60 days of the date the application was signed; and

5. All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received at our mailing address.

Any conditional life insurance coverage terminates on the earliest of:	a. 60 days from the date the application was signed;

b. the date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;

c. when the insurance applied for goes into effect under the terms of the Policy applied for; or

d. the date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	• the conditional receipt is not valid unless:

• all blanks in the conditional receipt are • completed; and

• the receipt is signed by a registered representative or authorized Company representative.

Other limitations:	• There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.

• If one or more of the receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.

•        If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Transamerica’s liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. Any premium payments we receive before the Policy date will be held in a non-interest bearing suspense account. On the Policy date (or the record date if your Policy is backdated), the entire amount in the non-interest bearing suspense account will be allocated to the reallocation account until the reallocation date. While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate. On the reallocation date (or the record date if your Policy is backdated), we will allocate your initial net premium, minus monthly deductions to the fixed account and the subaccounts that you selected on your application.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our mailing address. (Payments by check are priced when received at our mailing address or at the address on your billing coupon. Transfer requests, payments made by wire transfer, and electronic credit and debit transactions - e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments - are priced when received at our administrative office.) We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading.

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application. Your premiums, however, will be credited on the date the Policy is issued, not the backdated Policy date.

Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of a requested increase in specified amount. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Policy Changes After Age 111 (for Policies applied for on or after November 18, 2008) or Age 100 (for Policies applied for before November 18, 2008 and issued before January 1, 2009)

If the Policy is still in force on the Policy anniversary on or following the insured’s 111th or 100th birthday, as applicable, the Policy will continue, with the following changes, unless state law otherwise requires:

•	We will no longer accept any further premium payments;

•	We will no longer deduct the monthly deductions;

•	We will continue to deduct the mortality and expense risk charge, if any;

•	Interest will continue to accrue on any Policy loans, as before, but all loans will be considered preferred loans (see “Loans – Interest Rate Charged”);

•	We will continue to accept Policy loan repayments and loan interest payments; and

•	We will continue to permit Policy loans and withdrawals to be made.

Policy Features

Premiums

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. You must follow these guidelines:

•	allocation percentages must be in whole numbers;

•

if you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers, and you may be required to transfer at least a total of $100 monthly;

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000; and

•

unless otherwise required by state law, we may restrict your allocations to the fixed account if the fixed account value, excluding amounts in the loan reserve, following the allocation would exceed $250,000.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our mailing address or calling us at our administrative office at 1-800-322-7353, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. Please Note: When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation. Certain subaccounts have similar names; failure to provide the full name may result in a delay of your allocation being credited to the subaccount that you have selected. The change will be effective as of the valuation date on which we receive the change at our mailing address or our administrative office. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address, or at the address on your billing coupon (for payments made by check), or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions), before the NYSE closes are priced using the unit value determined at the closing of that regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment at our mailing address after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. We will allocate the initial net premium on the Policy date (or the record date if your Policy is backdated) to the reallocation account as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the Policy date (or the record date if your Policy is backdated), plus fifteen days. Please contact your registered representative for details concerning the free-look period.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If you requested dollar cost averaging, on the reallocation date we will reallocate the cash value either to the fixed account, the TFLIC Transamerica Money Market VP subaccount or the TFLIC Transamerica JPMorgan Core Bond VP subaccount (depending on which account or subaccount you selected on your application).

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium. See “Minimum Monthly Guarantee Premium” below.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy’s net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.

Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, as long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount and minus any accrued loan interest) that equal or exceed the sum of the minimum monthly guarantee premiums for each month from the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect.

The initial minimum monthly guarantee premium is shown on your Policy’s schedule page, and depends on a number of factors, including the age, gender, rate class of the insured, the specified amount requested and your Policy’s applicable C.S.O. Table. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or if any riders are added, or if in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium. A Policy with the Inflation Fighter Rider Level Premium initially has higher minimum monthly guarantee premiums than a Base Policy, but the minimum monthly guarantee premium does not increase annually. We also reserve the right to require, before we issue a Policy, that the initial premium plus the planned premium payable during the no lapse period is at least equal to the cumulative minimum monthly guarantee premiums during the no lapse period.

After the no lapse period guarantee ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

For a Policy issued to any insured ages 0-60, the no lapse date is either the anniversary on which the insured’s attained age is 65 or the twentieth Policy anniversary, whichever is earlier. For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy.

Premium Limitations

We may require premium payments to be at least $50 ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, if applicable, by which the Policy qualifies as life insurance under federal tax laws. (See “Death Benefit” for more information regarding the guideline premium test.) This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment, with interest, within 60 days after the end of that Policy year. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium or require evidence of insurability if the premium would increase the death benefit by more than the amount of the premium. If you choose the guideline premium test there are additional premium limitations. We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

Making Premium Payments

We will consider any payments you make to be premium payments, unless you clearly identify them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by wire transfer.

If you wish to make payments by wire transfer, you should contact our Call Center at 1-800-322-7353 for instructions on wiring federal funds to us.

Tax-Free Exchanges (“1035 Exchanges”). We will accept part or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our administrative office of the proceeds from the 1035 Exchange before we finalize your Policy’s specified amount.

Transfers

General

You or your registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•

Each Policy year, the Policy allows a cumulative transfer from the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred out the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

•

Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000. This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

•

You currently may request transfers in writing to our mailing address (in a form we accept), or by fax or by telephone to our administrative office. Please Note: Certain subaccounts have similar names; it is important that you state or write the full name of the subaccount when making a transfer request. Failure to do so may result in a delay of your transfer.

•	There is no minimum amount that must be transferred.

•	There is no minimum amount that must remain in a subaccount after a transfer.

•	Except as listed below, we deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

•	We consider all transfers made in any one day to be a single transfer.

•

Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of the transfer charge.

•	Transfers among the ProFunds and/or Access Trust subaccounts are not treated as transfers for the purpose of the transfer charge.

•	Transfers under dollar cost averaging and asset rebalancing do count as transfers for the purpose of assessing the transfer charge.

We will process any transfer order that is received in writing at our mailing address, by fax or by telephone at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading and Market Timing

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access Trust subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds or Access Trust subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy. This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1) Dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2) An adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3) Increased brokerage and administrative expenses.

These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts) at the request of the corresponding underlying fund portfolios and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected, or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, or overnight mail to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service. Please note: If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing those services.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment; (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations; or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer; or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a defensive transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a defensive transfer restriction). As noted above, we do not impose a defensive transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate; (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally; (2) to comply with state or federal regulatory requirements; or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance products. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance policies to discourage market timing and disruptive trading. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a premium payment from you that you allocate into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If we receive from you a transfer request into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds and Access Trust Subaccounts. Because the above restrictions do not apply to the ProFunds or Access Trust subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses.)

Telephone Privileges. Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-322-7353, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to our interfund fax number 1-727-299-1648

(for all other fax requests, please use 1-727-299-1620). Please Note: When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation. Certain subaccounts have similar names; failure to provide the full name may result in a delay of your allocation being credited to the subaccount that you have selected.

Please note the following regarding telephone or fax transfers:

•	We will employ reasonable procedures to confirm that instructions are genuine.

•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone or fax transfer order in writing.

•	If you do not want the ability to make telephone transfers, you should notify us in writing at our mailing address.

•	We will not be responsible for same-day processing of transfers if faxed to a number other than 1-727-299-1648.

•

We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we change this, we will notify you. This current restriction does not apply if you have selected dollar cost averaging.

We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

•	25% of the amount in the fixed account; or

•	the amount you transferred from the fixed account in the immediately preceding Policy year.

We will make the transfer at the end of the valuation date on which we receive the request. We also reserve the right to require that you make the transfer request in writing and that we receive the written request no later than 30 days after a Policy anniversary. Unless otherwise required by state law, we may restrict transfers to the fixed account if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000. (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.)

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing to our mailing address.

In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount values to the fixed account without a transfer charge. We must receive your request to transfer all subaccount values to the fixed account within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

Extended Term Insurance Benefit

The Owner may apply the net surrender value of this Policy to purchase an Extended Term Insurance Benefit in place of this Policy’s death benefit. While it is in effect, the Extended Term Insurance Benefit provides for a death benefit equal to the death benefit proceeds of this Policy on the Policy anniversary on which the Extended Term Insurance Benefit takes effect. We will determine the termination date of the Extended Term Insurance Benefit that can be purchased with the net surrender value based on the cost of insurance rates guaranteed in this Policy and the guaranteed fixed account interest rate. The owner will be notified of the termination date of the Extended Term Insurance Benefit, and if the primary insured has not died prior to the termination date, the Extended Term Insurance Benefit and this Policy will terminate without value. See example below.

The Extended Term Insurance request must be made in writing and must be received by us at our mailing address at least 30 days prior to the next Policy anniversary. This election is irrevocable. Following the request to purchase an Extended Term Insurance Benefit, additional premium payments, Policy loans, withdrawals and transfers will not be allowed. All in-force riders to this Policy will terminate upon the effective date of the Extended Term Insurance Benefit. The Extended Term Insurance Benefit has no net surrender value.

Extended Term Insurance Example

A 35 year old male purchases a $100,000 Option A Policy with a Policy date of June 1, 2008 and is underwritten as Preferred Elite. Suppose that ten years later the net surrender value on June 1, 2018 is $10,001.61 when the owner elects the Extended Term Insurance Benefit. The Extended Term Insurance Benefit in this example would be a $100,000 death benefit if the primary insured dies on or before October 31, 2034. After June 1, 2018 no further changes to the Policy are allowed and there is no available net surrender value. If the primary insured has not died on or before October 31, 2034 then the Policy terminates without value.

Both the net surrender value and the duration of any Extended Term Insurance Benefit depend upon your Policy’s applicable C.S.O. table.

Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the TFLIC Transamerica Money Market VP subaccount, the TFLIC Transamerica JPMorgan Core Bond VP subaccount or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our mailing address, provided that we receive the form by the 25th day of the month.

To start dollar cost averaging:	• You must submit a completed form signed by the owner to us at our mailing address requesting dollar cost averaging;

• You may be required to have at least $5,000 in each account from which we will make transfers;

• Your total transfers each month under dollar cost averaging may be limited to a minimum of $100; and

• Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

Dollar cost averaging will terminate if:	• We receive at our mailing address a request to discontinue your participation by you, your registered representative or your agent of record,

• The value in the accounts from which we make the transfers is depleted;

• You elect to participate in the asset rebalancing program; or

• You elect to participate in any asset allocation services provided by a third party.

If you terminate your participation in the dollar cost averaging program, we will stop making dollar cost averaging transfers without a new completed dollar cost averaging request form signed by the owner. We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Asset rebalancing is not available with the fixed account. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form at our mailing address, we will change your premium allocation instructions to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	• You must submit to us at our mailing address, a completed asset rebalancing request form, signed by the owner; and

• You may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

Asset rebalancing will cease if:	• you elect to participate in the dollar cost averaging program;

• we receive at our mailing address a request to discontinue participation from you, your registered representative or your agent of record;

• you make any transfer to or from any subaccount other than under a scheduled rebalancing; or

• you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any investment models for use with your life insurance policy. You may authorize and engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your cash value under any circumstance. We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy. We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy. Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59-1/2.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor. Alternatively, the investment advisor may compensate the insurance agent from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your insurance agent receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your registered insurance agent or investment advisors. We reserve the right to discontinue doing so at any time and for any reason. We may require insurance agents or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Western Reserve as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the insurance agent’s or investment advisor’s ability to request financial transactions on your behalf. These limitations, which are discussed in the section entitled “Transfers- Disruptive Trading and Market Timing,” are intended (i) to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio or (ii) to comply with specific restrictions or limitations imposed by a portfolio(s) of Western Reserve.

Limitations that we may impose on your insurance agent or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on their own behalf, except as otherwise described in this prospectus.

Policy Values

Cash Value:

•

Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

•	serves as the starting point for calculating values under a Policy;

•	equals the sum of all values in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan;

•	is determined on the Policy date and on each valuation date; and

•	has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our mailing address.

Net surrender value on any valuation date equals:	• the cash value as of such date; minus

• any surrender charge as of such date; minus

• any outstanding Policy loan amount; minus

• any accrued Policy loan interest.

Subaccount Value

The cash value in a subaccount is referred to as “subaccount value.” At the end of any valuation period, the subaccount’s value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	• the initial units purchased at unit value on the Policy date, or reallocation date, if different; plus

• units purchased with additional net premium(s); plus

•         units purchased through transfers from another subaccount or the fixed account; minus

•         units redeemed to pay for monthly deductions; minus

•         units redeemed to pay for cash withdrawals; minus

•         units redeemed as part of a transfer to another subaccount, the loan reserve account or the fixed account; minus

•         units redeemed to pay cash withdrawal and transfer charges.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received (i) at our mailing address (for written requests and payments); or (ii) at our administrative office (for requests by fax or by telephone, or for payments made through electronic credit and debit transactions).

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value at the inception of each class of units of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:

•         the total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio’s net asset value per share determined at the end of the valuation period; minus

• a charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus

• the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by

• the number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	• the sum of net premium(s) allocated to the fixed account; plus

• any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus

• total interest credited to the fixed account; minus

• amounts charged to pay for monthly deductions; minus

• amounts withdrawn or surrendered the fixed account to pay for cash withdrawal charges or transfer charges; minus

• amounts transferred from the fixed account (including amounts transferred from the loan reserve account to a subaccount).

Death Benefit

Death Benefit Proceeds

Provided the Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt at our mailing address of satisfactory proof of the insured’s death, plus written direction (from each eligible recipient of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information we need. We may require that the Policy be returned. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner’s estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	• the death benefit (described below); minus

• any monthly deductions due during the grace period (if applicable); minus

• any outstanding loan amount and accrued loan interest; plus

• any additional insurance in force provided by rider.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured’s age or gender.

Death Benefit

The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured’s death.

The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted or amended to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments (retroactively and prospectively), to any monthly deductions or supplemental benefits that are consistent with such an increase. We may deduct retroactive adjustments from the cash value or from any death benefits payable. Prospective adjustments will be reflected in the monthly deductions.

Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GLPT)” or a “cash value accumulation test (CVAT).” You must choose either the GLPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The death benefit will vary depending on which test is used.

The GLPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the death benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the death benefit be at least a certain percentage (varying based on the age, gender and risk class of the insured) of the cash value, adjusted for certain riders.

The corridor under the CVAT is different than the corridor under the GLPT. Specifically, the CVAT corridor requires more death benefit in relation to cash value than is required by the GLPT corridor. Therefore, for a Policy in the corridor with no riders, as your cash value increases your death benefit will increase more rapidly under CVAT than it would under GLPT.

Your Policy will be issued using the GLPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher death benefit, which may increase certain charges.

Under the Guideline Premium Test

Death Benefit Option A equals the greater of:	1. the current specified amount; or
2. a specified percentage called the “limitation percentage,” as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured’s date of death; or
3. the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for the guideline premium test for different ages:

Attained Age	Limitation Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50
56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 to 99	100%
100 and older	101%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Guideline Premium Test Illustration. Assume that the insured’s attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

Similarly, as long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy.

Under the Cash Value Accumulation Test

Death Benefit Option A equals the greater of:	1. the current specified amount; or

2.       a specified percentage called the “limitation percentage,” as shown on your Policy’s schedule page, multiplied by the difference between the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

3. the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage calculation above is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage and the net single premium for riders under the cash value accumulation test are calculated as specified under Section 7702. They are based on the insured’s gender, underwriting class, rate band, and attained age at the beginning of each Policy year.

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages and net single premiums, the Policy is described as “in the corridor.” An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Cash Value Accumulation Test Illustration. Assume that a Policy has had no withdrawals or decreases in specified amount, and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit for the Base Policy must be equal to or be greater than 297% of the difference of the cash value and the net single premium for riders, any time the cash value of the Policy exceeds $48,520, the death benefit of the Base Policy will exceed the $100,000 specified amount. The figure of $48,520 is derived because 297% of ($48,520 – $14,850) equals $100,000. Each additional dollar added to the cash value above $48,520 will increase the death benefit of the Base Policy by $2.97.

Similarly, as long as the cash value exceeds $48,520, each dollar taken out of the cash value will reduce the death benefit of the Base Policy by $2.97. If at any time the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount, the death benefit of the Base Policy will equal the specified amount of the Policy.

Under the Guideline Premium Test

Death Benefit Option B equals the greater of:	1. the current specified amount; plus the cash value on the insured’s date of death; or
2. the limitation percentage, as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured’s date of death; or
3. the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Guideline Premium Test Illustration. Assume that the insured’s attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,667, the death benefit will be greater than the specified amount plus cash value. The figure of $66,667 is derived because 250% of $66,667 equals $100,000 + $66,667. Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $66,667, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Under the Cash Value Accumulation Test

Death Benefit Option B equals the greater of:	1. the current specified amount; plus the cash value on the primary insured’s date of death; or

2.       a specified percentage called the “limitation percentage,” as shown on your Policy’s schedule page, multiplied by the difference between the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

3. the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Cash Value Accumulation Test Illustration. Assume that the insured’s attained age is 40 and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit for the Base Policy, however, must be at least 297% of the difference of the cash value and the net single premium for riders. As a result, if the cash value of the Policy exceeds $73,149, the death benefit for the Base Policy will be greater than the specified amount plus cash value. The figure of $73,149 is derived because 297% of ($73,149 – $14,850) equals $100,000 + $73,149. Each additional dollar of cash value above $73,149 will increase the death benefit of the Base Policy by $2.97.

Similarly, any time cash value exceeds $73,149, each dollar taken out of cash value will reduce the death benefit of the Base Policy by $2.97. If at any time, the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit for the Base Policy will be the specified amount plus the cash value of the Policy.

Death Benefit Option C equals the greater of:	1. death benefit Option A; or
2. the current specified amount, multiplied by an age-based “factor” equal to the lesser of

• 1.0 or

• 0.04 times (95 minus insured’s attained age at death) (the “factor” will never be less than zero); plus

• the cash value on the insured’s date of death; or

3. the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option C, the death benefit varies with the cash value and the insured’s attained age. Because the death benefit under Option C is at least as large as that under Option A, the Code Section 7702 life insurance qualification compliance test used in calculating the Option A death benefit will be taken into account in the Option C death benefit.

Option C—Three Illustrations.

1. Assume that the insured is under age 40 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-40))) + $10,000). Until the insured attains age 71, this benefit is the same as the Option B benefit.

2. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-75))) + $22,000).

3. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of (1.0 and (0.04 x (95-75))) plus $9,000 is less than the specified amount.

Death Benefit After Age 111 (For Policies Applied For On Or After November 18, 2008) or Age 100 (For Policies Applied For Before November 18, 2008 and Issued Before January 1, 2009)

If the Policy is still in force on the Policy anniversary on or following the insured’s 111 th or 100th birthday, as applicable, the Policy will continue and the death benefit payable will continue to be calculated in accordance with the death benefit option and the life insurance compliance test then in effect.

Effect of Cash Withdrawals on the Death Benefit

If you choose Option A, or if you choose Option C and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by the amount of the withdrawal.

Effect of Inflation Fighter Rider Level Premium on the Death Benefit

If you choose Option A you may add the Inflation Fighter Rider Level Premium. Your Policy’s specified amount will automatically increase each year on the Policy anniversary until the 20th Policy anniversary. If you change from Option A to either Option B or Option C, the Inflation Fighter Rider Level Premium will terminate and future scheduled increases in specified amount will automatically cease.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, Option A will become the death benefit option for your Policy, by default.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year. We will notify you of the new specified amount.

•	You must send your written request to our mailing address.

•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.

•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.

•	You may not change the death benefit option after the insured attains age 95.

•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy’s death benefit option.

Increasing/Decreasing the Specified Amount

You may increase the specified amount once each Policy year if you have not already decreased the specified amount in that year. After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not already increased the specified amount in that year. An increase or decrease in the specified amount will affect your cost of insurance charge, monthly per unit charge, your guideline premium, your minimum monthly guarantee premium, and your ability to maintain the no lapse period guarantee, and may have adverse federal tax consequences.

In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band, so that your overall cost of insurance rate and monthly per unit charge will change. (Please note: The rates of the cost of insurance charge and the monthly per unit charge will depend on the application and/or issue date of your Policy.) An increase in specified amount will be treated as an additional layer of coverage with its own cost of insurance rates, monthly per unit charge, surrender charges and surrender charge period. If you increase your specified amount, you will receive notification of your new minimum monthly guarantee premium and surrender charge schedule. This also applies to increases generated by the Inflation Fighter Rider Level Premium, except we will not recalculate a new minimum monthly guarantee premium with each specified amount increase generated by the Inflation Fighter Rider Level Premium.

You should consult a tax advisor before increasing or decreasing your Policy’s specified amount.

Conditions for and impact of decreasing the specified amount:	• You must send your written request to our mailing address;

• Decreases are only allowed after the third Policy year;

• You may not increase and decrease your specified amount in the same Policy year;

• You may not decrease your specified amount lower than the minimum specified amount under band 1 shown on your Policy schedule page;

• You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;

•         Until the later of the end of the surrender charge period or the Policy anniversary on or following the insured’s 65th birthday, we may limit the amount of decrease to no more than 20% of the then current specified amount;

• A decrease in specified amount will take effect on the Monthiversary on or after we receive your written request;

•         If a decrease to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the decrease in specified amount; and

• A decrease in specified amount will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of decrease.

Conditions for and impact of increasing the specified amount:	• We will accept requests for increases in specified amount on any Monthiversary before the insured’s 86th birthday;

• Your request must be applied for on a supplemental application and must include evidence of insurability satisfactory to us;

• A requested increase in specified amount requires our approval and will take effect on the Monthiversary on or after the day we approve your request;

• We may require your requested increase in specified amount to be at least $10,000;

• You may not decrease and increase your specified amount in the same Policy year;

•         If an increase (including specified amount increases generated by the Inflation Fighter Rider Level Premium) to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the increase in specified amount;

•         An increase in specified amount (except specified amount increases generated by the Inflation Fighter Rider Level Premium) will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of increase;

•         Each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) will have its own surrender charge that applies for 10 years after the date of each increase. This charge may significantly reduce your net surrender value; and

• Increases in specified amount will not be subject to future automatic increases under the Inflation Fighter Rider Level Premium.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in your Policy and in this prospectus.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our mailing address. Written requests to surrender a Policy that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time). If we receive the written request after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. The insured must be alive, and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request at our mailing address. You will incur a surrender charge if you surrender the Policy during the first 10 Policy years (or during the 10-year period subsequent to an increase in specified amount, including specified amount increases generated by the Inflation Fighter Rider Level Premium).

Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See “Federal Income Tax Considerations.”

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

Cash withdrawal conditions:	• You must send your written cash withdrawal request with an original signature to our mailing address. If your withdrawal request is less than $500,000, you can then fax it to us at 1-727-299-1620.

• We allow one cash withdrawal per Policy year.

•         We may limit the amount you can withdraw to at least $500 and the remaining net surrender value following a withdrawal may not be less than $500. During the first 10 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value. After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value, less $500.

• You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.

•         You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.

• We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request at our mailing address.

• We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.

• You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.

• You will forfeit any future increases in specified amount generated by the Inflation Fighter Rider Level Premium if you make a cash withdrawal.

• A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect or when death benefit Option C is in effect and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. This decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates would be higher. You also may have to pay higher minimum monthly guarantee premiums.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service. You can obtain further information about these charges by contacting us at our mailing address or our administrative office.

Canceling a Policy

You may cancel a Policy for a refund during the “free-look period” by returning it, with a written request to cancel the Policy, to our mailing address, our administrative office, one of our branch offices, or to the registered representative who sold you the Policy. The “free-look period” expires 10 days after you receive the Policy. If you decide to cancel the Policy during the “free-look period,” we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our administrative office or mailing address. The amount of the refund will be the total of all premiums you paid under the Policy.

Loans

General

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See “Federal Income Tax Considerations.”

Policy loans are subject to certain conditions:	• we may require you to borrow at least $500; and

• the maximum amount you may borrow is 90% of the net surrender value, less loan interest that will accrue prior to the next anniversary.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve account. The loan reserve account is the portion of the fixed account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request at our mailing address (or, in the limited circumstances described below, by fax at our administrative office). We may postpone payment of loans under certain conditions.

You may request a loan by telephone by calling us at our administrative office at 1-800-322-7353, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

You may also fax your loan request to us at 1-727-299-1620 (subject to a $500,000 limit by fax). We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address and will be credited as of the date received. We will consider any payments you make on the Policy to be premium payments unless the payments are clearly identified as loan repayments. Because we do not apply the premium expense charge to loan repayments, it is very important that you indicate clearly if your payment is intended to repay all or part of a loan.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy year, we charge preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan interest rate charged is 2.00% effective annually and is guaranteed not to exceed 2.25%. On and after the insured’s attained age 111 (for Policies applied for on or after November 18, 2008) or attained age 100 (for Policies applied for before November 18, 2008 and issued before January 1, 2009), all loans, new and existing, are considered preferred loans.

Loan Reserve Account Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an effective annual rate of 2.0%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold a loan reserve equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account’s investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan reserve account will affect the value in the separate account because we credit such amounts with an interest rate of 2.0% rather than a rate of return reflecting the investment results of the separate account.

We also charge interest on Policy loans at an effective annual rate of up to 2.75%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. This Policy provides a no lapse period guarantee. See below. Once your no lapse period ends, or if the no lapse period guarantee is not in effect, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans, accrued loan interest, and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

No Lapse Period Guarantee

This Policy provides a no lapse guarantee during the no lapse period. As long as you keep the no lapse period guarantee in effect, your Policy will not lapse and no grace period guarantee will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse as long as the no lapse period guarantee is in effect. The no lapse period guarantee will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse period guarantee is still in effect. If the no lapse period guarantee is not in effect and the Policy is still in force, it can be restored by paying sufficient minimum monthly guarantee premiums at any time prior to the no lapse date.

As a result of monthly deductions, the cash value may be negative with no accumulation of interest during the grace period or until the no lapse date shown on the Policy schedule page. Any negative values must be repaid by the owner on the no lapse date.

No lapse date	• For a Policy issued to any insured ages 0-60, the no lapse date is determined by either the number of years to attained age 65 or the 20th Policy anniversary, whichever is earlier.

• For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary.

• The no lapse date is specified in your Policy.

Early termination of the no lapse period guarantee	• The no lapse period guarantee will not be effective if you do not pay sufficient minimum monthly guarantee premiums.

• You must pay total premiums (minus withdrawals, outstanding loans and accrued interest) that equal at least:

• the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Effect of changes on minimum monthly guarantee premium:

•         If you change death benefit options, increase or decrease the specified amount, or if supplemental benefits (riders) (except the Inflation Fighter Rider Level Premium) are added, terminated, reduced or increased during the no lapse period, we will recalculate the amount of the minimum monthly guarantee premium. Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guarantee premium, you may need to pay additional premiums to keep the Policy in force. We will not extend the length of the no lapse period.

You will lessen the risk of Policy lapse if you keep the no lapse period guarantee in effect. Before you take a cash withdrawal or a loan or decrease the specified amount, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

See “Minimum Monthly Guarantee Premium” for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

•	submit a written application for reinstatement to our mailing address;

•	provide evidence of insurability that is satisfactory to us;

•

if the no lapse period has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement;

•

if the no lapse period has not expired, the required premium will be the lesser of the premium described directly above, or the total minimum monthly guarantee premium from Policy issue through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans, and accrued loan interest that has been deducted from the cash value.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness.

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the “Code”) in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be “adequately diversified” in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702. Section 7702 affects the taxation of life insurance policies and places limits on the relationship of the accumulation value to the death benefit. As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99. However, lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in accumulation value should generally not be taxable until received by you or your designee. However, if your Policy is a modified endowment contract you may be taxed when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract” (“MEC”). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be used to determine the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy’s flexibility, each Policy’s circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when a taxable distribution occurs.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•

Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

•

A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and Section 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and life insurance owned by businesses and life insurance used in split-dollar arrangements. The IRS has recently issued new guidance regarding concerns in the use of life insurance in employee welfare benefit plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor. Recent legislation under Section 101(j) of the Internal Revenue Code has imposed notice, consent and other provisions on policies owned by employees and certain other policies in order to receive death benefits tax-free and added additional reporting requirements.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Other Policy Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured’s date of death.

Under any settlement option, the dollar amount of each payment will depend on four things:

•	the amount of the surrender on the surrender date or death benefit proceeds on the insured’s date of death;

•	the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 2.0%);

•	the mortality tables we use; and

•	the specific payment option(s) you choose.

Option 1—Equal Monthly Installments for a Fixed Period	• We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.

• We will stop making payments once we have made all the payments for the period selected.

Option 2—Equal Monthly Installments for Life (Life Income)	At your or the beneficiary’s direction, we will make equal monthly installments:

• only for the life of the payee, at the end of which payments will end; or

• for the longer of the payee’s life, or for 10 years if the payee dies before the end of the first 10 years of payments; or

• for the longer of the payee’s life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3—Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	• We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.

• Payments to the co-payee, if living, upon the payee’s death will equal either:

• the full amount paid to the payee before the payee’s death; or

• two-thirds of the amount paid to the payee before the payee’s death.
• All payments will cease upon the death of the co-payee.

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our mailing address. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement for the protection of policyowners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee’s beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our mailing address. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:

•	the date the insured dies; or

•	the end of the grace period; or

•	the date the Policy is surrendered.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deductions. The riders available with the Policies do not build cash value, and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

Children’s Insurance Rider

This rider provides a face amount of insurance on the primary insured’s children (this rider is not available for stepchildren unless they are adopted by the primary insured). Our current minimum face amount for this rider for issue ages 15 days – 18 years of age is $5,000. The maximum face amount is $20,000. At each child’s age 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy on each child insured with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

Accidental Death Benefit Rider

Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (to a maximum of 150% of the Policy’s specified amount).

Subject to certain limitations, we will pay the face amount if the death of the primary insured results solely from accidental bodily injury where:

•	the death is caused by external, violent, and accidental means;

•	the death occurs within 90 days of the accident; and

•	the death occurs while the rider is in force.

The rider will terminate on the earliest of:

•	the Policy anniversary on or following the primary insured’s 70th birthday; or

•	the date the Policy terminates; or

•	the effective date of the Extended Term Insurance Benefit, if elected; or

•	the Monthiversary when the rider terminates at the owner’s request.

Other Insured Rider

This rider insures the spouse and/or dependent children of the primary insured. Subject to the terms of the rider, we will pay the face amount of the rider to the owner, primary insured or the same beneficiary as the base Policy, as named in the application or in a subsequent written notice acceptable to us when we receive (at our mailing address) due proof that the other insured’s death occurred while this rider was in force. Our current minimum face amount for this rider for issue ages 0-70 is $10,000. The maximum face amount is the lesser of $1,000,000 or the amount of coverage on the primary insured. Any changes to this rider may affect your minimum monthly guarantee premium. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). We will pay the rider’s face amount when we receive proof at our mailing address of the Other Insured’s death. Please refer to the applicable fee tables for your Policy to determine the respective charges for this rider. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the Other Insured ‘s life (without evidence of insurability).

Conditions to convert the rider:	• your request must be in writing and sent to our mailing address;

• the Other Insured has not reached his/her 71st birthday;

• the new policy is any permanent insurance policy that we currently offer for conversion;

•         subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and

• we will base the premium for the new policy on the Other Insured ‘s rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

• the Policy anniversary on or following the Other Insured’s 79th birthday; or

• the date the Policy terminates for any reason except for death of the primary insured; or

• 31 days after the death of the primary insured; or

• the date of conversion of this rider; or

• the effective date of the Extended Term Insurance Benefit, if elected; or

• the Monthiversary on which the rider is terminated upon written request by the owner.

Disability Waiver of Monthly Deductions Rider

Subject to certain conditions, we will waive the Policy’s monthly deductions while the primary insured is disabled. You may purchase this rider if the primary insured’s issue age is between 15 and 55 years of age at the time the rider is purchased. This rider is not available together with the Disability Waiver of Premium Rider. Before we waive any monthly deductions, we must receive proof at our mailing address that:

•	the primary insured is totally disabled;

•	the primary insured’s total disability began before the Policy anniversary on or following the primary insured’s 60th birthday; and

•	the primary insured’s total disability has existed continuously for at least six months.

We will not waive any deduction that becomes due more than one year before we receive written notice of your claim, after the primary insured’s recovery from disability, or after termination of this rider. While the primary insured is totally disabled and receiving benefits under this rider, no grace period will begin for the Policy provided the cash value, minus loans and accrued loan interest remains positive. It is possible that additional premium payments will be required to keep the Policy in force while the monthly deduction benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

• the Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or

•         the date of recovery from disability (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

• the date the Policy terminates; or

• the effective date of the Extended Term Insurance Benefit, if elected; or

• the Monthiversary on which this rider is terminated on written request by the owner.

When we are paying benefits under the rider, due to the primary insured’s total disability, on the Policy anniversary after the insured’s 60th birthday, the rider will not terminate and benefits will not end until the date the primary insured is no longer totally disabled.

Disability Waiver of Premium Rider

Subject to certain conditions, we will apply the waiver of premium benefit, as shown on the Policy schedule page, as if it is a premium payment into the Policy while the primary insured is totally disabled, as defined in the rider. The waiver of premium benefit is generally equal to the annual planned premium for the Policy, but the maximum payment is the lesser of $12,000 or the maximum annual premium payable under the guideline premium test. We will allocate the resulting net premium into the Policy’s cash value. You may purchase this rider if the primary insured’s issue age is between 15 and 55 years of age. This rider is not available together with the Disability Waiver of Monthly Deductions Rider. In order to pay a benefit, we must receive proof at our mailing address that:

•	the primary insured is totally disabled;

•	the primary insured became totally disabled before the Policy anniversary on or following the primary insured’s 60 th birthday; and

•	the primary insured’s total disability has existed continuously for at least six months.

Upon meeting the requirements above, we will also make a retroactive payment equal to six months of benefits under the rider. We will apply the benefit each month on the Monthiversary. We may not pay any benefit that becomes due more than one year before we receive written notice of your claim, after the primary insured’s recovery from disability, or after termination of this rider. It is possible that additional premium payments will be required to keep the Policy in force while the waiver of premium benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

• the Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or

•         the later of the date of recovery from disability or the Policy anniversary on or following the insured’s 100th birthday (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

• the date the Policy terminates; or

• the effective date of the Extended Term Insurance Benefit, if elected; or

• the Monthiversary on which this rider is terminated on written request by the owner.

Primary Insured Rider Plus (“PIR Plus”)

Under the PIR Plus, we provide term insurance coverage on the primary insured on a different basis from the coverage in your Policy.

Features of PIR Plus:	• The rider increases the Policy’s death benefit by the rider’s face amount;

• The rider may be purchased from issue ages 0-70;

• The minimum purchase amount for the rider is $25,000. There is no maximum purchase amount;

• We do not assess any additional surrender charge for the rider;

•         Generally the rider coverage costs less than the insurance coverage under the Policy, but it has no cash value and it does not provide a guarantee that current cost of insurance rates in the first three Policy years will remain fixed;

• You may cancel or reduce your rider coverage without decreasing your Policy’s specified amount;

• You may generally decrease your Policy’s specified amount without reducing your rider coverage; and

• Subject to the following conditions, on any Monthiversary while this rider is in force, you may convert this rider to a new Policy on the primary insured’s life without evidence of insurability.

Conditions to convert the rider:	• Your request must be in writing and sent to our mailing address;

• The primary insured has not reached his/her 71st birthday;

• The new policy is any permanent insurance policy that we currently offer for conversions;

• We may allow an increase to the Policy’s specified amount if the base Policy and all of the riders in force allow such an increase.

•         The amount of the insurance under the new policy or the amount of the increase will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Base Policy; and

• We will base your premium on the primary insured’s rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

• the Policy anniversary on or following the primary insured’s 79th birthday; or

• the date the Policy terminates for any reason except for the death of the primary insured; or

• the date you fully convert this rider; or

• the effective date of the Extended Term Insurance Benefit, if elected; or

• the Monthiversary on which you terminate the rider by written request.

It may cost you less to reduce your PIR Plus coverage than to decrease your Policy’s specified amount, because we do not deduct a surrender charge in connection with your PIR Plus. It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR Plus. Any changes to the coverage of this rider may affect your minimum monthly guarantee premium. Please refer to the applicable fee tables for your Policy to determine the respective charges for this rider.

You should consult your registered representative to determine if you would benefit from PIR Plus. We may discontinue offering PIR Plus at any time. We may also modify the terms of these riders for new policies.

Terminal Illness Accelerated Death Benefit Rider

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof at our mailing address that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured’s life expectancy.

We will pay a “single-sum benefit” equal to:

•	the death benefit on the date we pay the single-sum benefit; multiplied by

•	the election percentage of the death benefit you elect to receive; divided by

•	1 + i (“i” equals the current yield on 90-day U.S. Treasury bills or 3%, whichever is greater) (“discount factor”); minus

•	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

•	the death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus

•	the benefit available under any PIR Plus in force.

•	A single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the insured’s terminal condition results from self-inflicted injuries that occur during the period specified in your Policy’s suicide provision.

The rider terminates at the earliest of:

•	the date the Policy terminates;

•	the date a settlement option takes effect;

•	the date we pay a single-sum benefit;

•	the effective date of the Extended Term Insurance Benefit, if elected; or

•	the date you terminate the rider.

We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit.

For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance. Suppose that the current yield on 90-day U.S. Treasury bills is 6.00%. Because 6% is greater than 3% the interest rate that will be used to discount the single sum benefit is 6%. The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $183,679.25, which is [($400,000 x 0.50 / 1.06) – ($10,000 x 0.50)]. After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

Inflation Fighter Rider Level Premium

This rider provides scheduled annual increases to the Policy’s specified amount, starting on the first Policy anniversary and continuing each Policy anniversary until the Policy’s 20th anniversary, without an additional application or evidence of insurability. The rider is available only at issue of the Policy for issue ages 0-65, and is only available if Death Benefit Option A is chosen on the application. If you select the Inflation Fighter Rider Level Premium, we will not recalculate your minimum monthly guarantee premium with each increase in specified amount generated by the rider. You must elect this rider on the application. The rider is not available to insureds in a substandard rating class.

Features of the rider:	• The Policy’s initial specified amount must be less than $1,000,000;

• Any change to the Policy’s death benefit option will cause the rider to terminate and annual specified amount increases to stop;

• Any withdrawal or requested decrease in specified amount of the Policy will cause the rider to terminate and annual scheduled specified amount increases to stop;

• If you decline any scheduled specified amount increase under the rider, the rider will terminate and further scheduled specified amount increases will stop;

•         Future scheduled specified amount increases under the rider apply only to the Policy’s specified amount on the Policy date plus any previous scheduled specified amount increases under the rider. Further increases under the rider do not apply to increases in specified amount requested by you after the Policy date;

•         The Policy’s surrender charge period and surrender charges apply separately to each scheduled increase in specified amount. Upon a surrender of the Policy, total surrender charges will be the sum of any surrender charges applicable to the Policy and to each annual increase amount effected under the rider;

• The no lapse period for the Policy will continue to be measured from the Policy date, and will not change each time a scheduled increase in specified amount is effected under the rider;

•         Each time a scheduled increase in specified amount is made under the rider, the tests we apply to qualify the Policy as life insurance under Code Section 7702, and for MEC purposes will be recalculated;

•         Scheduled annual increases in specified amount generated by the rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of cost of insurance charge resulting from the scheduled annual increase in specified amount will be set based on, among other factors, the insured’s issue age on the Policy date and duration from issue. Each new layer of monthly per unit charge resulting from the annual increase in specified amount will be based on, among other factors, the insured’s attained age at the time of the increase and duration from the time of increase. The cost of insurance rates are based on, among other factors, the Policy issue age and the Policy duration;

•         Banding of specified amounts for purposes of applying cost of insurance rates is determined by adding the Policy’s specified amount and the sum of the specified amounts created by operation of the rider. The resulting cost of insurance rates, according to the appropriate specified amount band, will then apply to both the Policy’s specified amount and to each of the specified amount increases generated by the rider; and

•         Any requested decreases in specified amount are applied on a “last-in-first-out” basis, such that the last increase in specified amount created by operation of the rider will be eliminated first, and so on.

Termination of the rider:	The rider will terminate on the earliest of:

• the processing date of a requested decrease in the specified amount of the Policy; or

• the date an automatic increase, under the terms of the rider, is declined by the owner; or

• the day following the 20th anniversary of the Policy; or

• a cash withdrawal from the Policy; or

• any change in death benefit option; or

• the date the primary insured dies; or

• the date the Policy terminates for any reason other than the death of the primary insured; or

• the effective date of the Extended Term Insurance Benefit, if elected; or

• the date we receive your written request to terminate the Policy or the rider.

Under the rider the Policy’s specified amount will increase on a compounded basis by 3.53%. As a courtesy, you will receive a notice of the date and amount of each scheduled increase from us on or prior to each Policy anniversary. You may, at that time, decline in writing to us an increase within 45 days of the date of the notice. If you decline a scheduled increase in specified amount, the rider will terminate and further scheduled increases under the rider will be cancelled.

Additional Information

Sale of the Policies

Distribution and Principal Underwriting Agreement. Our affiliate, TCI serves as principal underwriter for the Policies. We entered into a principal underwriting and distribution agreement with TCI for the distribution and sale of the Policies effective May 1, 2007. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions payable to selling firms selling the Policies, as described below.)

Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 2007 was, on average, 63% of all premiums made during the first Policy year, plus 3% of all premiums made during Policy years 2 – 10. We will pay an additional trail commission of up to 0.30% of the Policy’s subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000. Additional sales commissions may also be payable on premiums paid as a result of an increase in specified amount. Some selling firms may be required to return first year commissions (less surrender charge) if the Policy is not continued through the first two Policy years.

To the extent permitted by FINRA rules, Transamerica, ISI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms. These arrangements are described further below.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation Paid For Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Transamerica’s two main distribution channels are ISI and WGS, both affiliates, who sell Transamerica products.

Transamerica underwrites the cost of ISI’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems, that are provided directly to ISI. These facilities and services are necessary for ISI’s administration and operation, and Transamerica is compensated by ISI for these expenses based on ISI’s usage. In addition, Transamerica and other affiliates pay for certain sales expenses of ISI, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

WGS receives a 4.25% allowance on first year variable life premiums paid for sales of Transamerica’s variable life insurance products. In addition, WGS indirectly receives a payment of 1.5% of first year variable life target premiums as a licensing and commissions allowance.

Sales representatives and their managers at ISI and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties, to assist a firm or representative in connection with systems, operating, marketing, and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, ISI’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our Policies. For example, ISI’s and WGS’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Transamerica’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by ISI’s representatives may be matched by ISI. ISI’s and WGS’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Additional Compensation that We Pay to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies or other criteria. For instance, Western Reserve made flat fee payments to several selling firms with payments ranging from $2,000 to $15,750 in 2007 for the sales of the Western Reserve’s insurance products.

During 2007, Western Reserve entered into “preferred product” arrangements with ISI, WGS, Berthel Fisher & Co Financial Services, H. Beck Inc., First Founders Securities Inc., Harbour Investments Inc., Coordinated Capital Securities, Inc., Trustmont Financial Group, Inc., Packerland Brokerage Services, Inc. and Investors Capital Corp. We paid the following amounts (in addition to sales commissions and expense allowances) to these firms:

Name of Firm	Aggregate Amount Paid During 2007
H. Beck, Inc.	$10,000
Berthel Fisher	$10,000
Investors Capital Corp.	$15,750
First Founders Securities, Inc.	$2,725
Harbour Investments, Inc.	$6,000
Coordinated Capital Securities, Inc.	$2,000
Trustmont Financial Group, Inc.	$2,000
Packerland Brokerage Services, Inc.	$3,000

No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

Transamerica, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on Transamerica’s ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Transamerica and the separate account are included in the SAI.

Table of Contents of the Statement of Additional Information

Glossary

The Policy – General Provisions

Ownership Rights

Our Right to Contest the Policy

Suicide Exclusion

Misstatement of Age or Gender

Modifying the Policy

Mixed and Shared Funding

Addition, Deletion or Substitution of Portfolios

Death Benefit

Additional Information

Additional Information about Transamerica and the Separate Account

Legal Matters

Personalized Illustrations of Policy Benefits

Sale of the Policies

Reports to Owners

Records

Independent Registered Public Accounting Firm

Experts

Financial Statements

Underwriters

Underwriting Standards

IMSA

Performance Data

Other Performance Data in Advertising Sales Literature

Transamerica’s Published Ratings

Index to Financial Statements

TFLIC Series Life Account

Transamerica Financial Life Insurance Company

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office	Our administrative office and mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-322-7353; our facsimile numbers are 1-727-299-1648 (for interfund transactions); and 1-727-299-1620 for all other requests. Our administrative office serves as the recipient of all facsimile and telephonic transactions, including but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g. payments through direct deposit, debit transfers, and forms of e-commerce payments). Our hours are Monday- Friday from 8:30 a.m. – 7:00 p.m. Eastern Time. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time. Please do not send any premium payments, loan repayments, correspondence or notices to this address; send them to our mailing address (see below).

attained age	The issue age, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

Base Policy	The TFLIC Freedom Elite Builder II variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value	At the end of any valuation period, the sum of your Policy’s value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds	The amount we will pay to the beneficiary(ies) on the insured’s death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including accrued loan interest, and any due and unpaid monthly deductions.

fixed account	An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in this prospectus. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

home office	Our home office address is 4 Manhattanville Road, Purchase, New York 10577. Please do not send any money, correspondence or notices to this office; send them to the mailing address.

in force	While coverage under the Policy or a supplemental rider, if any, is active and the insured’s life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

insured	The person whose life is insured by the Policy.

issue age	The insured’s age on his or her birthday on or prior to the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured’s age on his or her birthday on or prior to the date that the increase in specified amount takes effect. This age may be different from the attained age on other layers of specified amount coverage.

lapse	When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments and loan repayments made by check, correspondence and notices must be sent to this address.

maximum fixed account value	The maximum amount that may be allocated to the fixed account at anytime without prior approval is the amount that would cause the fixed account to be $250,000, exclusive of loan requirements. (This restriction does not apply to transfers to the fixed account necessary in the exercise of conversion rights.)

minimum monthly guarantee premium	The amount shown on your Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A Policy with the Inflation Fighter Rider Level Premium initially has higher minimum monthly guarantee premiums than a Base Policy, but the minimum monthly guarantee premium does not increase annually. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse period guarantee is no longer in effect.

Monthiversary	This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions	The monthly Policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to your Policy, all of which are deducted from the Policy’s cash value on each Monthiversary.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value	The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse date	For a Policy issued to any insured ages 0-60, the no lapse date is either the anniversary on which the insured’s attained age is 65 or the 20th Policy anniversary, whichever is earlier. For a Policy issued to an insured ages 61-85, the no lapse date is the 5th Policy anniversary. The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date	The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date	The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account in the event you exercise your free-look right. The reallocation date is the later of the policy date or the record date, plus fifteen days.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account	The TFLIC Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account under the laws of New York to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount	The initial specified amount of life insurance that you have selected shown on the Base Policy’s schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Base Policy’s specified amount (including any increase in specified amount generated by the Inflation Fighter Rider Level Premium). Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge	If, during the first 10 Policy years (or during the 10-year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from your cash value.

termination	When the insured’s life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for trading. Transamerica is open for business whenever the New York Stock Exchange is open.

valuation period	The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Transamerica)	Transamerica Financial Life Insurance Company.

written notice	The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing address.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

APPENDICES A, B & C

FOR POLICIES APPLIED FOR ON OR AFTER

NOVEMBER 18, 2008

(BASED ON THE

2001 C.S.O. MORTALITY TABLES)

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Appendix A

Surrender Charge Per Thousand of Specified Amount Layer

(Based on the gender and rate class of the insured)

Issue Age	Male Juvenile	Male Tobacco	Male Non- Tobacco	Female Juvenile	Female Tobacco	Female Non- Tobacco
0	12.08			11.58
1	12.17			11.66
2	12.28			11.77
3	12.41			11.88
4	12.56			11.99
5	12.72			12.11
6	12.88			12.24
7	13.05			12.39
8	13.23			12.52
9	13.42			12.68
10	13.62			12.84
11	13.84			13.01
12	14.05			13.19
13	14.29			13.37
14	14.53			13.57
15	14.77			13.78
16	15.03			13.98
17	15.29			14.21
18		15.56	13.98		14.44	13.12
19		15.82	14.16		14.69	13.30
20		16.10	14.37		14.94	13.47
21		16.39	14.57		15.20	13.67
22		16.70	14.79		15.49	13.87
23		17.01	15.03		15.78	14.08
24		17.34	15.27		16.09	14.31
25		17.69	15.54		16.42	14.54
26		18.05	15.82		16.76	14.78
27		18.38	16.05		17.06	14.99
28		18.78	16.35		17.43	15.25
29		19.21	16.68		17.83	15.55
30		19.59	16.95		18.19	15.79
31		20.08	17.32		18.64	16.11
32		20.60	17.71		19.11	16.45
33		21.15	18.13		19.61	16.80
34		21.67	18.52		20.06	17.11
35		22.29	18.99		20.60	17.51
36		22.89	19.42		21.12	17.86
37		23.58	19.93		21.72	18.30
38		24.27	20.44		22.29	18.70
39		25.05	21.03		22.98	19.19

Issue Age	Male Juvenile	Male Tobacco	Male Non- Tobacco	Female Juvenile	Female Tobacco	Female Non- Tobacco
40		26.12	21.79		23.88	19.80
41		26.88	22.47		24.66	20.35
42		27.50	23.12		25.43	20.88
43		28.21	23.87		26.30	21.51
44		28.91	24.61		26.93	22.11
45		30.00	25.46		27.92	22.81
46		30.84	26.35		28.67	23.55
47		31.72	27.30		29.46	24.33
48		32.64	28.16		30.29	25.15
49		33.63	28.94		31.16	26.03
50		34.82	29.85		32.20	26.95
51		35.96	30.74		33.18	27.91
52		37.18	31.69		34.20	28.66
53		38.47	32.69		35.28	29.44
54		39.84	33.77		36.41	30.28
55		41.76	35.31		38.04	31.52
56		43.27	36.52		39.29	32.46
57		44.85	37.79		40.61	33.45
58		46.53	39.15		42.00	34.48
59		48.34	40.62		43.43	35.58
60		50.31	42.19		44.94	36.74
61		52.33	43.88		46.54	37.97
62		54.45	45.68		48.23	39.27
63		56.67	47.59		50.01	40.65
64		57.00	49.61		51.91	42.13
65		57.00	51.74		53.94	43.70
66		57.00	53.99		56.09	45.38
67		57.00	56.40		57.00	47.18
68		57.00	57.00		57.00	49.10
69		57.00	57.00		57.00	51.16
70		57.00	57.00		57.00	53.45
71		57.00	57.00		57.00	55.82
72		57.00	57.00		57.00	57.00
73		57.00	57.00		57.00	57.00
74		57.00	57.00		57.00	57.00
75		57.00	57.00		57.00	57.00
76		57.00	57.00		57.00	57.00
77		57.00	57.00		57.00	57.00
78		57.00	57.00		57.00	57.00
79		57.00	57.00		57.00	57.00
80		57.00	57.00		57.00	57.00
81		57.00	57.00		57.00	57.00
82		56.73	57.00		57.00	57.00
83		56.55	57.00		57.00	57.00
84		56.35	56.74		57.00	57.00
85		56.14	56.54		57.00	57.00

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Appendix B

Inflation Fighter Rider Level Premium Surrender Charge and Monthly Per Unit Charge Tables

These charts show the surrender charge and annualized monthly per unit charge associated with the Inflation Fighter Rider Level Premium. These are based on a male, issue age 26, Preferred Elite rate class with an initial specified amount of $250,000.

The chart below shows the Base Policy surrender charge and the surrender charge that applies to each scheduled annual increase. The Base Policy and each of the scheduled annual increases has a surrender charge that applies for 10 Policy years from the issue date or the date of the scheduled increase. The surrender charge declines rapidly over the first 10 Policy years, increases over the next 11 years, and grades down to zero over the next nine years.

Year	Age	Specified Amount	Total Surrender Charge (in Dollars)
1	26	250,000	3,955
2	27	258,825	3,899
3	28	267,962	3,764
4	29	277,421	3,549
5	30	287,214	3,249
6	31	297,352	2,862
7	32	307,849	2,385
8	33	318,716	1,894
9	34	329,966	1,388
10	35	341,614	1,065
11	36	353,673	1,127
12	37	366,158	1,194
13	38	379,083	1,266
14	39	392,465	1,344
15	40	406,319	1,424
16	41	420,662	1,499
17	42	435,511	1,595
18	43	450,885	1,698
19	44	466,801	1,809
20	45	483,279	1,928
21	46	500,339	2,061
22	47	500,339	1,734
23	48	500,339	1,422
24	49	500,339	1,099
25	50	500,339	806
26	51	500,339	550
27	52	500,339	324
28	53	500,339	154
29	54	500,339	45
30	55	500,339	0

The chart below shows the current Base Policy annualized monthly per unit charge and the annualized monthly per unit charge that applies to each scheduled annual increase. The Base Policy and each of the scheduled increases has a monthly per unit charge that applies for 10 Policy years from the issue date or the date of the scheduled increase. The monthly per unit charge increases over the first 10 Policy years, has a significant drop at the start of year 11, then increases until the end of year 21. After year 21 the monthly per unit charge decreases each year until they become zero in years 31 and beyond.

Year	Age	Specified Amount	Total Per Unit Charge (in dollars)
1	26	250,000	240
2	27	258,825	250
3	28	267,962	259
4	29	277,421	270
5	30	287,214	281
6	31	297,352	294
7	32	307,849	306
8	33	318,716	319
9	34	329,966	334
10	35	341,614	349
11	36	353,673	127
12	37	366,158	135
13	38	379,083	146
14	39	392,465	156
15	40	406,319	168
16	41	420,662	180
17	42	435,511	194
18	43	450,885	208
19	44	466,801	224
20	45	483,279	240
21	46	500,339	256
22	47	500,339	238
23	48	500,339	218
24	49	500,339	197
25	50	500,339	173
26	51	500,339	149
27	52	500,339	123
28	53	500,339	95
29	54	500,339	64
30	55	500,339	33
31	56	500,339	0

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Appendix C

Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page 90 on a Policy for an insured who is a 26 year old male in the Preferred Elite rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $1,500, a $250,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates.

The illustration for the representative insured on page 91 is based on the same factors as those on page 90 except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 2001 Commissioners Standard Ordinary Mortality Table).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy. The current illustration uses the current charges for a Policy. The guaranteed illustration uses the guaranteed charges for a Policy. These charges are:

(1)	the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.75% of the average net assets of the subaccounts during the first 10 Policy years. We may reduce this charge to 0.60% for Policy years 11 – 15, 0.30% for Policy years 16 – 20 and 0.00% for Policy years 21+, but we do not guarantee that we will do so. We guarantee this charge to be no more than 0.90% annually for all Policy years;

(2)	estimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.19% of the portfolios’ gross average daily net assets. The 1.19% gross average portfolio expense level assumes an equal allocation of amounts among the subaccounts available to new investors. We used annualized actual audited expenses incurred during 2007 for the portfolios to calculate the gross average annual expense level;

(3)	the premium expense charge (6% of all premium payments in the first 10 Policy years for Policies with a specified amount of less than $250,000 and 3.0% of all premium payments in the first 10 Policy years on Policies with specified amount of $250,000 - $499,999, and 2.5% of all premiums paid thereafter and cash value charges for the cost of insurance, the monthly Policy charge and the monthly per unit charge; and

(4)	the surrender charge per $1,000 of the initial specified amount or each increase in specified amount (whether requested or generated by the Inflation Fighter Rider Level Premium) applied to full surrenders during the first 10 Policy years or during the first 10 Policy years from the date of any increase in specified amount.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our administrative office. (See prospectus back cover.)

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

TFLIC FREEDOM ELITE BUILDER II

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 26

Specified Amount $250,000	Preferred Elite Class
Annual Premium $1,500	Option Type A

Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	250,000	250,000	250,000	855	924	969
2	250,000	250,000	250,000	1,690	1,881	2,014
3	250,000	250,000	250,000	2,514	2,883	3,147
4	250,000	250,000	250,000	3,324	3,928	4,376
5	250,000	250,000	250,000	4,126	5,023	5,711
6	250,000	250,000	250,000	4,924	6,176	7,167
7	250,000	250,000	250,000	5,720	7,389	8,754
8	250,000	250,000	250,000	6,512	8,664	10,483
9	250,000	250,000	250,000	7,301	10,003	12,364
10	250,000	250,000	250,000	8,087	11,410	14,410
15	250,000	250,000	250,000	13,166	20,985	29,251
20	250,000	250,000	250,000	17,761	32,905	51,684
25	250,000	250,000	250,000	21,720	47,825	86,090
30 (Age 56)	250,000	250,000	250,000	24,520	65,884	138,172
35 (Age 61)	250,000	250,000	283,057	25,674	87,636	217,736
40 (Age 66)	250,000	250,000	406,206	24,247	113,706	338,505
45 (Age 71)	250,000	250,000	599,012	18,766	145,172	520,880
50 (Age 76)	250,000	250,000	837,891	6,721	184,149	797,991
55 (Age 81)	*	250,000	1,279,491	*	235,237	1,218,563
60 (Age 86)	*	317,599	1,942,615	*	302,475	1,850,109
65 (Age 91)	*	404,145	2,930,634	*	384,900	2,791,080
70 (Age 96)	*	490,887	4,233,834	*	490,887	4,233,834
74 (Age 100)	*	598,428	5,941,525	*	598,428	5,941,525

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	—	—	—	25	21,720	47,825	86,090
2	—	—	—	30 (Age 56)	24,520	65,884	138,172
3	—	—	—	35 (Age 61)	25,674	87,636	217,736
4	199	804	1,251	40 (Age 66)	24,247	113,706	338,505
5	1,436	2,334	3,021	45 (Age 71)	18,766	145,172	520,880
6	2,749	4,001	4,992	50 (Age 76)	6,721	184,149	797,991
7	4,138	5,807	7,172	55 (Age 81)	*	235,237	1,218,563
8	5,523	7,675	9,494	60 (Age 86)	*	302,475	1,850,109
9	6,906	9,608	11,968	65 (Age 91)	*	384,900	2,791,080
10	8,087	11,410	14,410	70 (Age 96)	*	490,887	4,233,834
15	13,166	20,985	29,251	74 (Age 100)	*	598,428	5,941,525
20	17,761	32,905	51,684

*	In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

TFLIC FREEDOM ELITE BUILDER II

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 26

Specified Amount $250,000	Preferred Elite Class
Annual Premium $1,500	Option Type A

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	250,000	250,000	250,000	853	922	968
2	250,000	250,000	250,000	1,662	1,852	1,984
3	250,000	250,000	250,000	2,458	2,823	3,085
4	250,000	250,000	250,000	3,200	3,795	4,235
5	250,000	250,000	250,000	3,931	4,808	5,480
6	250,000	250,000	250,000	4,649	5,864	6,828
7	250,000	250,000	250,000	5,350	6,960	8,281
8	250,000	250,000	250,000	6,031	8,093	9,843
9	250,000	250,000	250,000	6,693	9,266	11,525
10	250,000	250,000	250,000	7,330	10,475	13,330
15	250,000	250,000	250,000	11,259	18,390	26,012
20	250,000	250,000	250,000	14,039	27,191	43,813
25	250,000	250,000	250,000	15,432	36,734	68,909
30 (Age 56)	250,000	250,000	250,000	14,825	46,577	104,574
35 (Age 61)	250,000	250,000	250,000	10,686	55,316	155,663
40 (Age 66)	250,000	250,000	277,404	376	60,540	231,170
45 (Age 71)	*	250,000	391,580	*	58,683	340,504
50 (Age 76)	*	250,000	524,085	*	40,841	499,129
55 (Age 81)	*	*	764,443	*	*	728,041
60 (Age 86)	*	*	1,099,879	*	*	1,047,503
65 (Age 91)	*	*	1,554,148	*	*	1,480,141
70 (Age 96)	*	*	2,126,257	*	*	2,126,257
74 (Age 100)	*	*	2,889,545	*	*	2,889,545

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	—	—	—	25	15,432	36,734	68,909
2	—	—	—	30 (Age 56)	14,825	46,577	104,574
3	—	—	—	35 (Age 61)	10,686	55,316	155,663
4	76	670	1,111	40 (Age 66)	376	60,540	231,170
5	1,241	2,118	2,791	45 (Age 71)	*	58,683	340,504
6	2,474	3,689	4,652	50 (Age 76)	*	40,841	499,129
7	3,768	5,378	6,699	55 (Age 81)	*	*	728,041
8	5,042	7,104	8,854	60 (Age 86)	*	*	1,047,503
9	6,297	8,871	11,129	65 (Age 91)	*	*	1,480,141
10	7,330	10,475	13,330	70 (Age 96)	*	*	2,126,257
15	11,259	18,390	26,012	74 (Age 100)	*	*	2,889,545
20	14,039	27,191	43,813

*	In the absence of an additional payment, the Policy would lapse.

APPENDICES A, B & C

FOR POLICIES APPLIED FOR BEFORE

NOVEMBER 18, 2008 and ISSUED

BEFORE JANUARY 1, 2009

(BASED ON THE

1980 C.S.O. MORTALITY TABLES)

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008 and ISSUED BEFORE JANUARY 1, 2009

Appendix A

Surrender Charge Per Thousand of Specified Amount Layer

(Based on the gender and rate class of the insured)

Issue Age	Male Tobacco	Male Non-Tobacco	Male/ Female Juvenile	Female Tobacco	Female Non-Tobacco
0	N/A	N/A	16.46	N/A	N/A
1	N/A	N/A	11.42	N/A	N/A
2	N/A	N/A	11.42	N/A	N/A
3	N/A	N/A	11.09	N/A	N/A
4	N/A	N/A	10.75	N/A	N/A
5	N/A	N/A	10.75	N/A	N/A
6	N/A	N/A	10.75	N/A	N/A
7	N/A	N/A	10.75	N/A	N/A
8	N/A	N/A	10.75	N/A	N/A
9	N/A	N/A	10.75	N/A	N/A
10	N/A	N/A	10.75	N/A	N/A
11	N/A	N/A	10.75	N/A	N/A
12	N/A	N/A	10.75	N/A	N/A
13	N/A	N/A	11.09	N/A	N/A
14	N/A	N/A	11.42	N/A	N/A
15	N/A	N/A	11.76	N/A	N/A
16	N/A	N/A	11.93	N/A	N/A
17	N/A	N/A	12.43	N/A	N/A
18	12.88	12.21		12.88	12.21
19	13.05	12.38		13.05	12.38
20	13.22	12.54		13.22	12.54
21	13.83	12.82		13.50	12.82
22	14.06	13.05		13.72	13.05
23	14.34	13.33		14.00	13.33
24	14.56	13.55		14.56	13.55
25	15.18	13.83		14.84	13.83
26	15.71	14.70		15.37	14.37
27	16.23	15.24		15.90	14.90
28	16.70	15.70		16.70	15.37
29	17.54	16.55		17.21	16.22
30	18.04	17.06		17.71	16.73
31	18.97	17.67		18.32	17.34
32	19.51	18.54		19.19	18.22
33	20.42	19.14		19.78	18.81
34	21.27	19.67		20.63	19.35
35	21.84	20.56		21.20	20.25
36	22.45	20.90		21.83	20.59
37	23.09	21.59		22.49	20.98
38	23.86	22.11		22.69	21.52
39	24.60	22.61		23.18	21.76

Issue Age	Male Tobacco	Male Non-Tobacco	Female Tobacco	Female Non-Tobacco
40	24.60	22.61	23.18	21.76
41	25.92	23.80	24.33	22.75
42	27.76	25.39	26.18	24.33
43	29.79	26.88	27.86	25.47
44	32.08	28.61	28.50	26.25
45	34.14	29.64	29.47	27.05
46	35.80	30.43	30.18	27.77
47	36.91	31.27	30.93	28.43
48	38.08	32.16	31.71	29.12
49	39.32	33.10	32.54	29.85
50	40.85	34.22	33.60	30.76
51	42.27	35.30	34.53	31.59
52	43.77	36.44	35.53	32.47
53	45.37	37.66	36.57	33.40
54	47.06	38.96	37.67	34.38
55	48.98	40.58	38.96	35.62
56	50.85	42.06	40.18	36.73
57	52.82	43.62	41.47	37.91
58	54.91	45.30	42.85	39.18
59	57.14	47.09	44.33	40.53
60	60.00	49.30	46.28	42.23
61	60.00	51.37	48.02	43.82
62	60.00	53.59	49.92	45.54
63	60.00	55.98	51.95	47.39
64	60.00	58.52	54.10	49.36
65	60.00	60.00	56.37	51.45
66	60.00	60.00	58.76	53.67
67	60.00	60.00	60.00	56.04
68	60.00	60.00	60.00	58.58
69 and over	60.00	60.00	60.00	60.00

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008 and ISSUED BEFORE JANUARY 1, 2009

Appendix B

Inflation Fighter Rider Level Premium Surrender Charge and Monthly Per Unit Charge Tables

These charts show the surrender charge and annualized monthly per unit charge associated with the Inflation Fighter Rider Level Premium. These are based on a male, issue age 26, Preferred Elite rate class with an initial specified amount of $250,000.

The chart below shows the Base Policy surrender charge and the surrender charge that applies to each scheduled annual increase. The Base Policy and each of the scheduled annual increases has a surrender charge that applies for 10 Policy years from the issue date or the date of the scheduled increase. The surrender charge declines rapidly over the first 10 Policy years, increases over the next 11 years, and grades down to zero over the next nine years.

Year	Age	Specified Amount	Total Surrender Charge (in Dollars)
1	26	250,000	3,675
2	27	258,825	3,626
3	28	267,962	3,468
4	29	277,421	3,276
5	30	287,214	3,044
6	31	297,352	2,699
7	32	307,849	2,274
8	33	318,716	1,837
9	34	329,966	1,386
10	35	341,614	1,108
11	36	353,673	1,185
12	37	366,158	1,267
13	38	379,083	1,352
14	39	392,465	1,439
15	40	406,319	1,510
16	41	420,662	1,593
17	42	435,511	1,700
18	43	450,885	1,832
19	44	466,801	1,983
20	45	483,279	2,144
21	46	500,339	2,312
22	47	500,339	1,962
23	48	500,339	1,612
24	49	500,339	1,261
25	50	500,339	929
26	51	500,339	636
27	52	500,339	375
28	53	500,339	179
29	54	500,339	52
30	55	500,339	0

The chart below shows the current Base Policy annualized monthly per unit charge and the annualized monthly per unit charge that applies to each scheduled annual increase. The Base Policy and each of the scheduled increases has a monthly per unit charge that applies for 10 Policy years from the issue date or the date of the scheduled increase. The monthly per unit charge increases over the first 10 Policy years, has a significant drop at the start of year 11, then increases until the end of year 21. After year 21 the monthly per unit charge decreases each year until they become zero in years 31 and beyond.

Year	Age	Specified Amount	Total Per Unit Charge (in dollars)
1	26	250,000	240
2	27	258,825	248
3	28	267,962	257
4	29	277,421	266
5	30	287,214	276
6	31	297,352	285
7	32	307,849	296
8	33	318,716	306
9	34	329,966	317
10	35	341,614	328
11	36	353,673	100
12	37	366,158	103
13	38	379,083	107
14	39	392,465	110
15	40	406,319	114
16	41	420,662	118
17	42	435,511	123
18	43	450,885	127
19	44	466,801	131
20	45	483,279	136
21	46	500,339	141
22	47	500,339	129
23	48	500,339	116
24	49	500,339	104
25	50	500,339	90
26	51	500,339	76
27	52	500,339	62
28	53	500,339	47
29	54	500,339	32
30	55	500,339	16
31	56	500,339	0

Appendix C

Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page 98 on a Policy for an insured who is a 26 year old male in the Preferred Elite rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $1,500, a $250,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates.

The illustration for the representative insured on page 99 is based on the same factors as those on page 98, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 1980 Commissioners Standard Ordinary Mortality Table).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy. The current illustration uses the current charges for a Policy. The guaranteed illustration uses the guaranteed charges for a Policy. These charges are:

(1)	the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.75% of the average net assets of the subaccounts during the first 10 Policy years. We may reduce this charge to 0.60% for Policy years 11 – 15, 0.30% for Policy years 16 – 20 and 0.00% for Policy years 21+, but we do not guarantee that we will do so. We guarantee this charge to be no more than 0.90% annually for all Policy years;

(2)	estimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.19% of the portfolios’ gross average daily net assets. The 1.19% gross average portfolio expense level assumes an equal allocation of amounts among the 62 subaccounts available to new investors. We used annualized actual audited expenses incurred during 2007 for the portfolios to calculate the gross average annual expense level;

(3)	the premium expense charge (6% of all premium payments in the first 10 Policy years for Policies with a specified amount of less than $250,000 and 3.0% of all premium payments in the first 10 Policy years on Policies with specified amount of $250,000 - $499,999, and 2.5% of all premiums paid thereafter and cash value charges for the cost of insurance, the monthly Policy charge and the monthly per unit charge; and

(4)	the surrender charge per $1,000 of the initial specified amount or each increase in specified amount (whether requested or generated by the Inflation Fighter Rider Level Premium) applied to full surrenders during the first 10 Policy years or during the first 10 Policy years from the date of any increase in specified amount.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our administrative office. (See prospectus back cover.)

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008 and ISSUED BEFORE JANUARY 1, 2009

TFLIC FREEDOM ELITE BUILDER II

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 26

Specified Amount $250,000	Preferred Elite Class
Annual Premium $1,500	Option Type A

Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	250,000	250,000	250,000	871	940	986
2	250,000	250,000	250,000	1,728	1,922	2,056
3	250,000	250,000	250,000	2,572	2,946	3,214
4	250,000	250,000	250,000	3,399	4,013	4,467
5	250,000	250,000	250,000	4,223	5,136	5,835
6	250,000	250,000	250,000	5,044	6,318	7,327
7	250,000	250,000	250,000	5,861	7,561	8,952
8	250,000	250,000	250,000	6,674	8,868	10,721
9	250,000	250,000	250,000	7,484	10,240	12,647
10	250,000	250,000	250,000	8,290	11,681	14,741
15	250,000	250,000	250,000	13,690	21,714	30,180
20	250,000	250,000	250,000	18,583	34,207	53,519
25	250,000	250,000	250,000	22,828	49,868	89,337
30 (Age 56)	250,000	250,000	250,000	25,889	68,869	143,604
35 (Age 61)	250,000	250,000	294,444	27,280	91,838	226,496
40 (Age 66)	250,000	250,000	422,621	26,061	119,519	352,184
45 (Age 71)	250,000	250,000	623,253	20,753	153,207	541,959
50 (Age 76)	250,000	250,000	871,813	8,831	195,434	830,298
55 (Age 81)	*	264,049	1,331,271	*	251,475	1,267,877
60 (Age 86)	*	339,347	2,021,045	*	323,188	1,924,804
65 (Age 91)	*	431,599	3,048,401	*	411,046	2,903,239
70 (Age 96)	*	524,054	4,403,563	*	524,054	4,403,563
74 (Age 100)	*	638,769	6,179,789	*	638,769	6,179,789

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	—	—	—	25	22,828	49,868	89,337
2	—	—	—	30 (Age 56)	25,889	68,869	143,604
3	— -	—	17	35 (Age 61)	27,280	91,838	226,496
4	533	1,147	1,601	40 (Age 66)	26,061	119,519	352,184
5	1,724	2,637	3,336	45 (Age 71)	20,753	153,207	541,959
6	3,023	4,297	5,305	50 (Age 76)	8,831	195,434	830,298
7	4,391	6,091	7,482	55 (Age 81)	*	251,475	1,267,877
8	5,755	7,949	9,803	60 (Age 86)	*	323,188	1,924,804
9	7,117	9,873	12,279	65 (Age 91)	*	411,046	2,903,239
10	8,290	11,681	14,741	70 (Age 96)	*	524,054	4,403,563
15	13,690	21,714	30,180	74 (Age 100)	*	638,769	6,179,789
20	18,583	34,207	53,519

*	In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008 and ISSUED BEFORE JANUARY 1, 2009

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 26

Specified Amount $250,000	Preferred Elite Class
Annual Premium $1,500	Option Type A

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	250,000	250,000	250,000	822	889	934
2	250,000	250,000	250,000	1,630	1,817	1,947
3	250,000	250,000	250,000	2,423	2,783	3,042
4	250,000	250,000	250,000	3,066	3,650	4,083
5	250,000	250,000	250,000	3,695	4,550	5,206
6	250,000	250,000	250,000	4,304	5,478	6,412
7	250,000	250,000	250,000	4,891	6,435	7,706
8	250,000	250,000	250,000	5,453	7,415	9,088
9	250,000	250,000	250,000	5,986	8,419	10,565
10	250,000	250,000	250,000	6,491	9,443	12,142
15	250,000	250,000	250,000	9,637	16,155	23,208
20	250,000	250,000	250,000	11,473	23,235	38,381
25	250,000	250,000	250,000	11,542	30,206	59,194
30 (Age 56)	250,000	250,000	250,000	8,799	35,929	87,719
35 (Age 61)	250,000	250,000	250,000	1,259	38,114	127,207
40 (Age 66)	*	250,000	250,000	*	32,277	184,035
45 (Age 71)	*	250,000	310,227	*	8,943	269,762
50 (Age 76)	*	*	414,226	*	*	394,501
55 (Age 81)	*	*	602,386	*	*	573,701
60 (Age 86)	*	*	861,722	*	*	820,687
65 (Age 91)	*	*	1,208,546	*	*	1,150,996
70 (Age 96)	*	*	1,648,713	*	*	1,648,713
74 (Age 100)	*	*	2,242,015	*	*	2,242,015

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	—	—	—	25	11,542	30,206	59,194
2	—	—	—	30 (Age 56)	8,799	35,929	87,719
3	—	—	—	35 (Age 61)	1,259	38,114	127,207
4	200	784	1,217	40 (Age 66)	*	32,277	184,035
5	1,196	2,051	2,707	45 (Age 71)	*	8,943	269,762
6	2,282	3,457	4,391	50 (Age 76)	*	*	394,501
7	3,421	4,965	6,236	55 (Age 81)	*	*	573,701
8	4,534	6,497	8,170	60 (Age 86)	*	*	820,687
9	5,619	8,051	10,198	65 (Age 91)	*	*	1,150,996
10	6,491	9,443	12,142	70 (Age 96)	*	*	1,648,713
15	9,637	16,155	23,208	74 (Age 100)	*	*	2,242,015
20	11,473	23,235	38,381

*	In the absence of an additional payment, the Policy would lapse.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

Transamerica

570 Carillon Parkway

St. Petersburg, Florida 33716

1-800-322-7353

Facsimile:     1-727-299-1648 (for interfund transactions)

  1-727-299-1620 (for all other transactions)

(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time)

www.tafinlife.com/vp

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.finra.com or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (“FINRA”) (formerly NASD ) describing its Public Disclosure Program.

SEC File No. 333-113442/811-4420

AG13000-10/2008

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

November 18, 2008

STATEMENT OF ADDITIONAL INFORMATION

TFLIC FREEDOM ELITE BUILDER IISM

issued through

TFLIC Series Life Account

by

Transamerica Financial Life Insurance Company

Administrative Office:

P.O. Box 5068

Clearwater, Florida 33758-5068

1-800-322-7353

(727) 299-1531

Direct all payments, correspondence

and notices to the Mailing Address:

4333 Edgewood Road, N.E.

Cedar Rapids, Iowa 52499

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the TFLIC Freedom Elite Builder IISM flexible premium variable life insurance policy offered by Transamerica Financial Life Insurance Company. You may obtain a copy of the prospectus dated November 18, 2008, by calling our administrative office at 1-800-322-7353 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to the mailing address at, Transamerica, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the Transamerica Series Trust (Formerly, AEGON/Transamerica Series Trust) – Initial Class, Fidelity Variable Insurance Products Funds, – Service Class 2 Shares, the ProFunds, and the Access One Trust.

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In order to supplement the description in the prospectus, the following provides additional information about Transamerica and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate. The owner may exercise certain rights described below.

Changing the Owner	• Change the owner by providing written notice to us at our mailing address at any time while the insured is alive and the Policy is in force.

• Change is effective as of the date it was signed.

• Changing the owner does not automatically change the beneficiary.

• Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

• We are not liable for payments we made before we received the written notice at our mailing address.

Choosing the Beneficiary	• The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.

• If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.

• If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.

• If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner’s estate upon the insured’s death.

Changing the Beneficiary	• The owner changes the beneficiary by providing written notice to us at our mailing address.

• Change is effective as of the date the owner signs the written notice.

• We are not liable for any payments we made before we received the written notice at our mailing address.

Assigning the Policy	• The owner may assign Policy rights while the insured is alive.

• The owner retains any ownership rights that are not assigned.

• Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

• Claims under any assignment are subject to proof of interest and the extent of the assignment.

• We are not:

• bound by any assignment unless we receive a written notice of the assignment at our mailing address;

• responsible for the validity of any assignment;

• liable for any payment we made before we received written notice of the assignment at our mailing address; or

• bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

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• Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Selecting the tax test

•        The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the death benefit payable under your Policy, the amount of premiums you may pay, and the amount of your monthly deduction.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy. For any portion of the specified amount that is issued as a result of a conversion, the contestability period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

A new two year contestability period shall apply to each increase in specified amount that requires evidence of insurability (excluding automatic increases generated by the Inflation Fighter Rider Level Premium), beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

We cannot bring any legal action to contest the validity of the Policy after the Policy or requested increase that requires evidence of insurability, has been in force during the insured’s lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide within two years of the Policy date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum. For any portion of the specified amount that is issued as a result of a conversion, the suicide period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

If the insured commits suicide within two years from the effective date of any increase in specified amount that requires evidence of insurability, our liability with respect to such increase will be its cost of insurance charges and any monthly per unit charges.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge and per unit charge for the most recent monthly deduction would have purchased based on the insured’s correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No registered representative may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

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Mixed and Shared Funding

In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither the funds nor we currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, the funds’ Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

If a fund’s Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Transamerica will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

Death Benefit

To qualify as “life insurance” under the federal tax laws, this Policy must provide a minimum death benefit. The minimum death benefit will be determined as of the date of death of the insured. Under current federal tax law, either the “guideline premium” test or the “cash value accumulation” test may be used to determine whether the Policy qualifies as “life insurance” under the Internal Revenue Code.

3

The “guideline premium” test limits the dollar amount of payments you may make under a Policy; no such legal limits apply under the “cash value accumulation” test although we may apply our own limits. The factors used to determine the minimum death benefit applicable to a given cash value are different under the two tests.

You must elect one of the tax tests at the time of application for the Policy. You may not change tests. You should consult a qualified tax advisor in choosing between the “guideline premium” and the “cash value accumulation” tests and in choosing a death benefit option.

The minimum death benefit is computed by multiplying the cash value as of the date of the insured’s death by a limitation percentage for the insured’s age. Under the cash value accumulation test the cash value in this calculation is reduced by any applicable net single premium for riders that are qualified additional benefits before multiplying by the limitation percentage. The minimum death benefit factors will be adjusted to conform to any changes in federal tax laws.

Additional Information

Additional Information about Transamerica and the Separate Account

Transamerica is a stock life insurance company that is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, a public company under Dutch law. Transamerica’s home office is located at 4 Manhattanville Road, Purchase, New York 10577 and the mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499.

Transamerica was incorporated in 1947 under the laws of New York and is subject to regulation by the Superintendent of Insurance of the State of New York, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica is licensed to sell insurance in 49 states (including New York) and in the District of Columbia. Transamerica submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica established the separate account as a separate investment account under New York law in 1994. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws.

Transamerica holds the assets of the separate account physically segregated and apart from the general account. Transamerica maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. (“AEGON USA”) in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of TCI to a limit of $10 million.

Legal Matters

All matters relating to federal securities laws and New York law pertaining to the Policy have been passed upon by Robert F. Colby, Esq., Vice President and Assistant Secretary of Transamerica.

4

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Transamerica Capital, Inc. (“TCI”) serves as principal underwriter for the Policies. TCI’s home office is located at 4600 S. Syracuse Street, Suite 1100, Denver, Colorado 80237 . TCI is an affiliate of Transamerica and, like Transamerica, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD, Inc. TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. Sales representatives are appointed as our insurance agents.

For the period January 1, 2007 through April 30, 2007, and for the fiscal years 2006 and 2005, before TCI replaced AFSG as principal underwriter for the Policies, the amounts paid to AFSG in connection with all Policies sold through the separate account were $744,315, $2,775,586 and $2,696,946, respectively. For the period May 1, 2007 through December 31, 2007, TCI received $ 1,476,612 in connection with all Policies sold through the separate account. TCI and AFSG passed through to selling firms and did not retain any portion of, any commissions they received. Our parent company provides capital distributions to TCI (and provided capital distributions to AFSG) and pays for TCI’s (and paid for AFSG’s) operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or ISI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

•	the current cash value

•	the current net surrender value

•	the current death benefit

•	outstanding loans

•	any activity since the last report

•	projected values

•	investment experience of each subaccount

•	any other information required by law

5

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firm

The financial statements of the Separate Account at December 31, 2007 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Transamerica at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Experts

Actuarial matters included in this SAI have been examined by Lorne Schinbein, Vice President, Assistant Actuary and Illustration Actuary of Transamerica, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, as stated in the opinion filed as an exhibit to the registration statement.

Financial Statements

Transamerica’s statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the separate account’s financial statements and you should consider these statutory-basis financial statements and schedules only as bearing upon Transamerica’s ability to meet our obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Transamerica’s statutory-basis financial statements and schedules at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

The separate account’s financial statements, which included the Report of Independent Registered Public Accounting Firm, also appear on the following pages.

Underwriters

Underwriting Standards

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age.

Your cost of insurance charge will vary by the insured’s gender, issue age on the Policy date, issue age at the time of any increase in specified amount, rate band, length of time from the Policy date or from the date of any requested increase in specified amount, and rate class. We currently place insureds into the following rate classes:

•	preferred elite;

•	preferred plus;

•	preferred;

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•	non-tobacco;

•	preferred tobacco;

•	tobacco; and

•	juvenile – under 18.

The preferred rate classes are not available for Policies issued with a specified amount at a level for which our underwriting requirements do not require a blood test. We also place insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco.

IMSA

We are a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the “Consumer” section or by contacting IMSA at 240-497-2900.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount’s performance to the performance of:

•	other variable life issuers in general;

•

variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron’s, Kiplinger’s Personal Finance, and Fortune);

•

Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor’s Index of 500 Common Stocks, or other widely recognized indices;

•	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

•	other types of investments, such as:

•	certificates of deposit;

•	savings accounts and U.S. Treasuries;

•	certain interest rate and inflation indices (e.g., the Consumer Price Index); or

•

indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

Transamerica’s Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody’s Investors Service, Inc., Standard & Poor’s Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

7

Index to Financial Statements

TFLIC Series Life Account:
Report of Independent Registered Public Accounting Firm, dated March 21, 2008
Statements of Assets and Liabilities at December 31, 2007
Statements of Operations for the year ended December 31, 2007
Statements of Changes in Net Assets for the years ended December 31, 2007 and 2006
Notes to the Financial Statements

Transamerica Financial Life Insurance Company
Report of Independent Registered Public Accounting Firm, dated March 28, 2008
Balance Sheets Statutory-Basis at December 31, 2007 and 2006
Statements of Operations Statutory-Basis for the years ended December 31, 2007, 2006 and 2005
Statements of Changes in Capital and Surplus Statutory-Basis for the years ended December 31, 2007, 2006 and 2005
Statements of Cash Flow Statutory-Basis for the years ended December 31, 2007, 2006 and 2005
Notes to Financial Statements—Statutory-Basis
Statutory-Basis Financial Statement Schedules

8

FINANCIAL STATEMENTS

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Year Ended December 31, 2007

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of the TFLIC Series Life Account

Transamerica Financial Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the TFLIC Series Life Account (comprised of the JPMorgan Core Bond, Asset Allocation – Conservative, Asset Allocation – Growth, Asset Allocation – Moderate Growth, Asset Allocation – Moderate, International Moderate Growth, MFS International Equity, Capital Guardian US Equity, Capital Guardian Value, Clarion Global Real Estate Securities, Federated Market Opportunity, Transamerica Science & Technology, JPMorgan Mid Cap Value, JPMorgan Enhanced Index, Marsico Growth, BlackRock Large Cap Value, MFS High Yield, Munder Net50, PIMCO Total Return, Legg Mason Partners All Cap, T. Rowe Price Equity Income, T. Rowe Price Small Cap, Templeton Transamerica Global, Third Avenue Value, Transamerica Balanced, Transamerica Convertible Securities, Transamerica Equity, Transamerica Growth Opportunities, Transamerica Money Market, Transamerica Small/Mid Cap Value, Transamerica U.S. Government Securities, Transamerica Value Balanced, Van Kampen Mid-Cap Growth, Fidelity VIP Contrafund®, Fidelity VIP Equity-Income, Fidelity VIP Growth Opportunities, Fidelity VIP Index 500, ProFund VP Bull, ProFund VP Money Market, ProFund VP NASDAQ-100, ProFund VP Short Small – Cap, and ProFund VP Small – Cap subaccounts) as of December 31, 2007, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the separate account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2007

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the TFLIC Series Life Account at December 31, 2007, and the results of their operations and changes in net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

March 21, 2008

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	JPMorgan Core Bond Subaccount	Asset Allocation - Conservative Subaccount	Asset Allocation - Growth Subaccount	Asset Allocation - Moderate Growth Subaccount	Asset Allocation - Moderate Subaccount
Assets
Investment in securities:
Number of shares	31,053.242	37,523.578	998,644.062	920,474.050	266,554.832

Cost	$377,349	$423,964	$12,513,017	$11,305,402	$3,128,788

Investments in mutual funds, at net asset value	$366,739	$431,146	$13,751,329	$12,951,070	$3,438,557
Receivable for units sold	—	1	1	—	—

Total assets	366,739	431,147	13,751,330	12,951,070	3,438,557

Liabilities
Payable for units redeemed	1	—	—	32	2

	$366,738	$431,147	$13,751,330	$12,951,038	$3,438,555

Net Assets:
Deferred annuity contracts terminable by owners	$366,738	$431,147	$13,751,330	$12,951,038	$3,438,555

Total net assets	$366,738	$431,147	$13,751,330	$12,951,038	$3,438,555

Accumulation units outstanding:
M&E - 0.90%	24,011	30,086	784,101	774,390	220,198

M&E - 0.75%	21	148	68,194	51,038	9,004

Accumulation unit value:
M&E - 0.90%	$15.264206	$14.268131	$16.216761	$15.771794	$15.060059

M&E - 0.75%	$11.135311	$12.683228	$15.188394	$14.450535	$13.590002

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	International Moderate Growth Subaccount	MFS International Equity Subaccount	Capital Guardian US Equity Subaccount	Capital Guardian Value Subaccount	Clarion Global Real Estate Securities Subaccount
Assets
Investment in securities:
Number of shares	91,898.651	169,059.887	769.025	534.686	74,851.039

Cost	$970,844	$1,439,335	$7,770	$11,092	$1,604,281

Investments in mutual funds, at net asset value	$1,021,913	$1,501,252	$7,806	$9,806	$1,470,074
Receivable for units sold	—	—	—	—	—

Total assets	1,021,913	1,501,252	7,806	9,806	1,470,074

Liabilities
Payable for units redeemed	—	1	—	—	—

	$1,021,913	$1,501,251	$7,806	$9,806	$1,470,074

Net Assets:
Deferred annuity contracts terminable by owners	$1,021,913	$1,501,251	$7,806	$9,806	$1,470,074

Total net assets	$1,021,913	$1,501,251	$7,806	$9,806	$1,470,074

Accumulation units outstanding:
M&E - 0.90%	79,859	117,484	580	505	41,543

M&E - 0.75%	11,619	—	—	215	2,116

Accumulation unit value:
M&E - 0.90%	$11.167621	$12.778369	$13.456153	$13.968709	$34.539930

M&E - 0.75%	$11.195357	$—	$—	$12.800542	$16.623359

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	Federated Market Opportunity Subaccount	Transamerica Science & Technology Subaccount	JPMorgan Mid Cap Value Subaccount	JPMorgan Enhanced Index Subaccount	Marsico Growth Subaccount
Assets
Investment in securities:
Number of shares	72,633.631	58,211.595	25,332.661	3,514.450	14,561.560

Cost	$1,151,695	$246,398	$324,190	$59,646	$140,418

Investments in mutual funds, at net asset value	$1,064,809	$311,432	$400,003	$57,742	$188,718
Receivable for units sold	—	—	—	4	—

Total assets	1,064,809	311,432	400,003	57,746	188,718

Liabilities
Payable for units redeemed	—	—	—	—	—

	$1,064,809	$311,432	$400,003	$57,746	$188,718

Net Assets:
Deferred annuity contracts terminable by owners	$1,064,809	$311,432	$400,003	$57,746	$188,718

Total net assets	$1,064,809	$311,432	$400,003	$57,746	$188,718

Accumulation units outstanding:
M&E - 0.90%	54,439	62,553	21,886	4,151	14,863

M&E - 0.75%	566	132	—	18	—

Accumulation unit value:
M&E - 0.90%	$19.446559	$4.947963	$18.276408	$13.852092	$12.697124

M&E - 0.75%	$10.875279	$14.511047	$14.168640	$13.282567	$14.885428

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	BlackRock Large Cap Value Subaccount	MFS High Yield Subaccount	Munder Net50 Subaccount	PIMCO Total Return Subaccount	Leggs Mason Partners All Cap Subaccount
Assets
Investment in securities:
Number of shares	25,536.434	2,431.144	23,533.928	5,191.096	86,036.917

Cost	$484,216	$22,892	$232,568	$57,530	$1,099,487

Investments in mutual funds, at net asset value	$489,278	$21,248	$277,230	$60,476	$1,194,192
Receivable for units sold	—	—	—	1	—

Total assets	489,278	21,248	277,230	60,477	1,194,192

Liabilities
Payable for units redeemed	1	—	—	—	2

	$489,277	$21,248	$277,230	$60,477	$1,194,190

Net Assets:
Deferred annuity contracts terminable by owners	$489,277	$21,248	$277,230	$60,477	$1,194,190

Total net assets	$489,277	$21,248	$277,230	$60,477	$1,194,190

Accumulation units outstanding:
M&E - 0.90%	25,887	1,523	23,235	4,618	69,873

M&E - 0.75%	863	88	276	97	91

Accumulation unit value:
M&E - 0.90%	$18.380139	$13.281946	$11.762290	$12.854795	$17.073571

M&E - 0.75%	$15.602013	$11.618500	$14.242054	$11.414554	$13.375337

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	T. Rowe Price Equity Income Subaccount	T. Rowe Price Small Cap Subaccount	Templeton Transamerica Global Subaccount	Third Avenue Value Subaccount	Transamerica Balanced Subaccount
Assets
Investment in securities:
Number of shares	18,427.959	45,508.291	121,966.553	97,891.169	4,817.369

Cost	$338,370	$479,441	$2,355,394	$2,058,365	$57,353

Investments in mutual funds, at net asset value	$351,605	$467,370	$3,050,383	$2,129,133	$65,998
Receivable for units sold	—	—	1	1	—

Total assets	351,605	467,370	3,050,384	2,129,134	65,998

Liabilities
Payable for units redeemed	—	—	—	—	—

	$351,605	$467,370	$3,050,384	$2,129,134	$65,998

Net Assets:
Deferred annuity contracts terminable by owners	$351,605	$467,370	$3,050,384	$2,129,134	$65,998

Total net assets	$351,605	$467,370	$3,050,384	$2,129,134	$65,998

Accumulation units outstanding:
M&E - 0.90%	24,639	32,140	229,563	65,158	4,244

M&E - 0.75%	546	1,204	1,049	2,934	80

Accumulation unit value:
M&E - 0.90%	$13.966515	$14.019211	$13.215340	$31.982203	$15.283484

M&E - 0.75%	$13.693735	$13.943345	$15.851113	$15.417977	$14.161917

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	Transamerica Convertible Securities Subaccount	Transamerica Equity Subaccount	Transamerica Growth Opportunities Subaccount	Transamerica Money Market Subaccount	Transamerica Small/MidCap Value Subaccount
Assets
Investment in securities:
Number of shares	4,303.108	424,216.337	138,396.092	532,483.600	20,014.501

Cost	$52,657	$10,215,484	$2,049,248	$532,484	$412,950

Investments in mutual funds, at net asset value	$53,703	$12,259,852	$2,516,041	$532,484	$442,320
Receivable for units sold	1	6	—	143	—

Total assets	53,704	12,259,858	2,516,041	532,627	442,320

Liabilities
Payable for units redeemed	—	—	61	—	—

	$53,704	$12,259,858	$2,515,980	$532,627	$442,320

Net Assets:
Deferred annuity contracts terminable by owners	$53,704	$12,259,858	$2,515,980	$532,627	$442,320

Total net assets	$53,704	$12,259,858	$2,515,980	$532,627	$442,320

Accumulation units outstanding:
M&E - 0.90%	3,012	668,708	144,017	42,089	21,575

M&E - 0.75%	180	2,989	499	1,490	2,196

Accumulation unit value:
M&E - 0.90%	$16.944130	$18.261479	$17.414516	$12.262598	$18.635881

M&E - 0.75%	$14.807120	$16.146444	$15.999928	$11.084365	$18.328219

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	Transamerica U.S. Government Securities Subaccount	Transamerica Value Balanced Subaccount	Van Kampen Mid-Cap Growth Subaccount	ProFund VP Bull Subaccount	ProFund VP Money Market Subaccount
Assets
Investment in securities:
Number of shares	830.688	50,593.285	177,018.341	70.584	12,543.030

Cost	$9,907	$632,234	$3,435,143	$2,235	$12,543

Investments in mutual funds, at net asset value	$9,968	$717,919	$4,572,384	$2,181	$12,543
Receivable for units sold	—	—	—	—	—

Total assets	9,968	717,919	4,572,384	2,181	12,543

Liabilities
Payable for units redeemed	—	2	14	—	8

	$9,968	$717,917	$4,572,370	$2,181	$12,535

Net Assets:
Deferred annuity contracts terminable by owners	$9,968	$717,917	$4,572,370	$2,181	$12,535

Total net assets	$9,968	$717,917	$4,572,370	$2,181	$12,535

Accumulation units outstanding:
M&E - 0.90%	837	45,536	344,834	186	1,197

M&E - 0.75%	—	69	4,758	—	—

Accumulation unit value:
M&E - 0.90%	$11.913738	$15.745069	$13.045718	$11.752149	$10.469995

M&E - 0.75%	$10.948551	$13.727663	$15.504286	$11.779215	$10.493949

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	ProFund VP NASDAQ-100 Subaccount	ProFund VP Short Small-Cap Subaccount	ProFund VP Small-Cap Subaccount	Fidelity VIP Contrafund® Subaccount	Fidelity VIP Equity-Income Subaccount
Assets
Investment in securities:
Number of shares	501.885	7,354.504	320.683	17,238.607	14,224.658

Cost	$9,762	$109,213	$10,231	$438,475	$321,744

Investments in mutual funds, at net asset value	$9,345	$109,214	$9,848	$473,372	$335,275
Receivable for units sold	—	—	4	—	—

Total assets	9,345	109,214	9,852	473,372	335,275

Liabilities
Payable for units redeemed	65	—	—	1	1

	$9,280	$109,214	$9,852	$473,371	$335,274

Net Assets:
Deferred annuity contracts terminable by owners	$9,280	$109,214	$9,852	$473,371	$335,274

Total net assets	$9,280	$109,214	$9,852	$473,371	$335,274

Accumulation units outstanding:
M&E - 0.90%	696	—	904	30,977	23,486

M&E - 0.75%	—	11,939	—	—	—

Accumulation unit value:
M&E - 0.90%	$13.325685	$9.126544	$10.897537	$15.281295	$14.275755

M&E - 0.75%	$13.356351	$9.147572	$10.922632	$—	$—

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2007

	Fidelity VIP Growth Opportunities Subaccount	Fidelity VIP Index 500 Subaccount
Assets
Investment in securities:
Number of shares	7,681.914	696.475

Cost	$117,173	$115,583

Investments in mutual funds, at net asset value	$170,231	$113,379
Receivable for units sold	—	5

Total assets	170,231	113,384

Liabilities
Payable for units redeemed	—	—

	$170,231	$113,384

Net Assets:
Deferred annuity contracts terminable by owners	$170,231	$113,384

Total net assets	$170,231	$113,384

Accumulation units outstanding:
M&E - 0.90%	16,963	8,055

M&E - 0.75%	—	305

Accumulation unit value:
M&E - 0.90%	$10.035264	$13.563472

M&E - 0.75%	$—	$13.527859

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2007

	JPMorgan Core Bond Subaccount	Asset Allocation - Conservative Subaccount	Asset Allocation - Growth Subaccount	Asset Allocation - Moderate Growth Subaccount	Asset Allocation - Moderate Subaccount
Net investment income (loss)
Income:
Dividends	$19,174	$11,574	$286,330	$285,309	$92,590
Expenses:
Administrative, mortality and expense risk charge	3288	4012	108793	105559	27680

Net investment income (loss)	15,886	7,562	177,537	179,750	64,910

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	14,268	489,697	294,643	81,015
Proceeds from sales	65,252	141,230	972,897	882,343	316,812
Cost of investments sold	68,332	133,666	818,500	717,616	280,721

Net realized capital gains (losses) on investments	(3,080)	21,832	644,094	459,370	117,106

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(19,151)	12,206	1,325,533	1,534,020	291,696
End of period	(10,610)	7,182	1,238,312	1,645,668	309,769

Net change in unrealized appreciation/depreciation of investments	8,541	(5,024)	(87,221)	111,648	18,073

Net realized and unrealized capital gains (losses) on investments	5,461	16,808	556,873	571,018	135,179

Increase (decrease) in net assets from operations	$21,347	$24,370	$734,410	$750,768	$200,089

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2007

	International Moderate Growth Subaccount	MFS International Equity Subaccount	Capital Guardian US Equity Subaccount	Capital Guardian Value Subaccount	Clarion Global Real Estate Securities Subaccount
Net investment income (loss)
Income:
Dividends	$9,434	$13,125	$55	$109	$118,782
Expenses:
Administrative, mortality and expense risk charge	6556	11845	66	197	14407

Net investment income (loss)	2,878	1,280	(11)	(88)	104,375

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	5,609	242,219	673	674	120,581
Proceeds from sales	236,173	99,300	201	39,060	375,911
Cost of investments sold	210,168	76,428	171	35,159	296,600

Net realized capital gains (losses) on investments	31,614	265,091	703	4,575	199,892

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	34,570	236,254	869	1,908	319,812
End of period	51,069	61,917	36	(1,286)	(134,207)

Net change in unrealized appreciation/depreciation of investments	16,499	(174,337)	(833)	(3,194)	(454,019)

Net realized and unrealized capital gains (losses) on investments	48,113	90,754	(130)	1,381	(254,127)

Increase (decrease) in net assets from operations	$50,991	$92,034	$(141)	$1,293	$(149,752)

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2007

	Federated Market Opportunity Subaccount	Transamerica Science & Technology Subaccount	JPMorgan Mid Cap Value Subaccount	JPMorgan Enhanced Index Subaccount	Marsico Growth Subaccount
Net investment income (loss)
Income:
Dividends	$40,222	$—	$4,276	$643	$41
Expenses:
Administrative, mortality and expense risk charge	9604	1884	3864	319	1427

Net investment income (loss)	30,618	(1,884)	412	324	(1,386)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	5,168	—	27,603	1,423	1,554
Proceeds from sales	152,512	30,440	40,622	6,100	18,778
Cost of investments sold	163,122	25,871	30,677	4,820	14,065

Net realized capital gains (losses) on investments	(5,442)	4,569	37,548	2,703	6,267

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(46,438)	12,018	105,128	2,232	26,987
End of period	(86,886)	65,034	75,813	(1,904)	48,300

Net change in unrealized appreciation/depreciation of investments	(40,448)	53,016	(29,315)	(4,136)	21,313

Net realized and unrealized capital gains (losses) on investments	(45,890)	57,585	8,233	(1,433)	27,580

Increase (decrease) in net assets from operations	$(15,272)	$55,701	$8,645	$(1,109)	$26,194

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2007

	BlackRock Large Cap Value Subaccount	MFS High Yield Subaccount	Munder Net50 Subaccount	PIMCO Total Return Subaccount	Leggs Mason Partners All Cap Subaccount
Net investment income (loss)
Income:
Dividends	$4,572	$1,917	$—	$1,580	$16,376
Expenses:
Administrative, mortality and expense risk charge	4067	197	2113	568	11055

Net investment income (loss)	505	1,720	(2,113)	1,012	5,321

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	52,966	1	5,984	4	65,220
Proceeds from sales	88,032	20,448	34,792	42,039	110,586
Cost of investments sold	72,976	20,416	28,140	40,867	94,510

Net realized capital gains (losses) on investments	68,022	33	12,636	1,176	81,296

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	62,511	80	24,158	342	180,013
End of period	5,062	(1,644)	44,662	2,946	94,705

Net change in unrealized appreciation/depreciation of investments	(57,449)	(1,724)	20,504	2,604	(85,308)

Net realized and unrealized capital gains (losses) on investments	10,573	(1,691)	33,140	3,780	(4,012)

Increase (decrease) in net assets from operations	$11,078	$29	$31,027	$4,792	$1,309

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2007

	T. Rowe Price Equity Income Subaccount	T. Rowe Price Small Cap Subaccount	Templeton Transamerica Global Subaccount	Third Avenue Value Subaccount	Transamerica Balanced Subaccount
Net investment income (loss)
Income:
Dividends	$7,547	$—	$44,300	$86,689	$691
Expenses:
Administrative, mortality and expense risk charge	2941	3939	25780	19379	572

Net investment income (loss)	4,606	(3,939)	18,520	67,310	119

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	31,805	43,200	—	310,619	266
Proceeds from sales	32,419	51,042	236,058	199,582	21,109
Cost of investments sold	25,157	50,059	186,239	153,978	18,336

Net realized capital gains (losses) on investments	39,067	44,183	49,819	356,223	3,039

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	52,339	(4,387)	383,949	496,576	4,777
End of period	13,235	(12,071)	694,989	70,768	8,645

Net change in unrealized appreciation/depreciation of investments	(39,104)	(7,684)	311,040	(425,808)	3,868

Net realized and unrealized capital gains (losses) on investments	(37)	36,499	360,859	(69,585)	6,907

Increase (decrease) in net assets from operations	$4,569	$32,560	$379,379	$(2,275)	$7,026

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2007

	Transamerica Convertible Securities Subaccount	Transamerica Equity Subaccount	Transamerica Growth Opportunities Subaccount	Transamerica Money Market Subaccount	Transamerica Small/MidCap Value Subaccount
Net investment income (loss)
Income:
Dividends	$433	$2,705	$1,047	$24,937	$2,951
Expenses:
Administrative, mortality and expense risk charge	199	103126	19938	4580	2618

Net investment income (loss)	234	(100,421)	(18,891)	20,357	333

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	2,261	476,672	168,525	—	27,325
Proceeds from sales	5,468	762,198	161,254	352,317	47,837
Cost of investments sold	4,579	579,505	131,423	352,317	43,344

Net realized capital gains (losses) on investments	3,150	659,365	198,356	—	31,818

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	1,502	972,750	215,651	—	9,168
End of period	1,046	2,044,368	466,793	—	29,370

Net change in unrealized appreciation/depreciation of investments	(456)	1,071,618	251,142	—	20,202

Net realized and unrealized capital gains (losses) on investments	2,694	1,730,983	449,498	—	52,020

Increase (decrease) in net assets from operations	$2,928	$1,630,562	$430,607	$20,357	$52,353

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2007

	Transamerica U.S. Government Securities Subaccount	Transamerica Value Balanced Subaccount	Van Kampen Mid-Cap Growth Subaccount	ProFund VP Bull Subaccount	ProFund VP Money Market Subaccount
Net investment income (loss)
Income:
Dividends	$703	$18,799	$—	$30	$45
Expenses:
Administrative, mortality and expense risk charge	146	6582	37668	319	12

Net investment income (loss)	557	12,217	(37,668)	(289)	33

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	11,563	—	66	—
Proceeds from sales	11,776	79,632	246,269	1,040,090	13,345
Cost of investments sold	11,749	68,398	191,841	1,036,818	13,337

Net realized capital gains (losses) on investments	27	22,797	54,428	3,338	8

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(150)	80,335	361,834	540	—
End of period	61	85,685	1,137,241	(54)	—

Net change in unrealized appreciation/depreciation of investments	211	5,350	775,407	(594)	—

Net realized and unrealized capital gains (losses) on investments	238	28,147	829,835	2,744	8

Increase (decrease) in net assets from operations	$795	$40,364	$792,167	$2,455	$41

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2007

	ProFund VP NASDAQ-100 Subaccount	ProFund VP Short Small-Cap Subaccount	ProFund VP Small-Cap Subaccount	Fidelity VIP Contrafund® Subaccount	Fidelity VIP Equity- Income Subaccount
Net investment income (loss)
Income:
Dividends	$—	$401	$95	$3,358	$5,641
Expenses:
Administrative, mortality and expense risk charge	168	479	294	3949	3123

Net investment income (loss)	(168)	(78)	(199)	(591)	2,518

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	1,840	114,775	28,440
Proceeds from sales	1,716,542	2,753,839	1,533,347	40,028	21,274
Cost of investments sold	1,719,875	2,762,062	1,540,321	27,682	17,270

Net realized capital gains (losses) on investments	(3,333)	(8,223)	(5,134)	127,121	32,444

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(1)	931	13	96,051	47,600
End of period	(417)	1	(383)	34,897	13,531

Net change in unrealized appreciation/depreciation of investments	(416)	(930)	(396)	(61,154)	(34,069)

Net realized and unrealized capital gains (losses) on investments	(3,749)	(9,153)	(5,530)	65,967	(1,625)

Increase (decrease) in net assets from operations	$(3,917)	$(9,231)	$(5,729)	$65,376	$893

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Fidelity VIP Growth Opportunities Subaccount	Fidelity VIP Index 500 Subaccount
Net investment income (loss)
Income:
Dividends	$—	$2,269
Expenses:
Administrative, mortality and expense risk charge	1352	1073

Net investment income (loss)	(1,352)	1,196

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—
Proceeds from sales	10,308	116,087
Cost of investments sold	7,624	100,668

Net realized capital gains (losses) on investments	2,684	15,419

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	25,273	3,242
End of period	53,058	(2,204)

Net change in unrealized appreciation/depreciation of investments	27,785	(5,446)

Net realized and unrealized capital gains (losses) on investments	30,469	9,973

Increase (decrease) in net assets from operations	$29,117	$11,169

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	JPMorgan Core Bond Subaccount		Asset Allocation - Conservative Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$15,886	$16,042	$7,562	$9,854
Net realized capital gains (losses) on investments	(3,080)	(3,749)	21,832	21,189
Net change in unrealized appreciation/depreciation of investments	8,541	(1,373)	(5,024)	2,185

Increase (decrease) in net assets from operations	21,347	10,920	24,370	33,228

Contract transactions
Net contract purchase payments	38,283	72,370	73,281	123,926
Transfer payments from (to) other subaccounts or general account	(32,276)	(50,388)	(21,272)	15,049
Contract terminations, withdrawals, and other deductions	(5,258)	(18,886)	(54,566)	(4,685)
Contract maintenance charges	(26,476)	(28,317)	(52,674)	(50,055)

Increase (decrease) in net assets from contract transactions	(25,727)	(25,221)	(55,231)	84,235

Net increase (decrease) in net assets	(4,380)	(14,301)	(30,861)	117,463

Net assets:
Beginning of the period	371,118	385,419	462,008	344,545

End of the period	$366,738	$371,118	$431,147	$462,008

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Asset Allocation - Growth Subaccount		Asset Allocation - Moderate Growth Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$177,537	$7,813	$179,750	$66,597
Net realized capital gains (losses) on investments	644,094	660,377	459,370	448,447
Net change in unrealized appreciation/depreciation of investments	(87,221)	483,021	111,648	549,033

Increase (decrease) in net assets from operations	734,410	1,151,211	750,768	1,064,077

Contract transactions
Net contract purchase payments	4,078,786	3,236,926	3,679,713	3,337,264
Transfer payments from (to) other subaccounts or general account	(49,938)	432,919	(398,638)	58,665
Contract terminations, withdrawals, and other deductions	(227,682)	(189,752)	(355,321)	(267,659)
Contract maintenance charges	(1,002,979)	(827,985)	(1,018,772)	(896,173)

Increase (decrease) in net assets from contract transactions	2,798,187	2,652,108	1,906,982	2,232,097

Net increase (decrease) in net assets	3,532,597	3,803,319	2,657,750	3,296,174

Net assets:
Beginning of the period	10,218,733	6,415,414	10,293,288	6,997,114

End of the period	$13,751,330	$10,218,733	$12,951,038	$10,293,288

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Asset Allocation - Moderate Subaccount		International Moderate Growth Subaccount
	2007	2006	2007	2006 (1)
Operations
Net investment income (loss)	$64,910	$43,488	$2,878	$(1,464)
Net realized capital gains (losses) on investments	117,106	142,097	31,614	(2,845)
Net change in unrealized appreciation/depreciation of investments	18,073	60,288	16,499	34,570

Increase (decrease) in net assets from operations	200,089	245,873	50,991	30,261

Contract transactions
Net contract purchase payments	915,352	813,825	405,020	291,317
Transfer payments from (to) other subaccounts or general account	(5,394)	(84,387)	121,371	192,450
Contract terminations, withdrawals, and other deductions	(83,465)	(137,176)	(137)	—
Contract maintenance charges	(302,550)	(290,888)	(56,146)	(13,214)

Increase (decrease) in net assets from contract transactions	523,943	301,374	470,108	470,553

Net increase (decrease) in net assets	724,032	547,247	521,099	500,814

Net assets:
Beginning of the period	2,714,523	2,167,276	500,814	—

End of the period	$3,438,555	$2,714,523	$1,021,913	$500,814

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	MFS International Equity Subaccount		Capital Guardian US Equity Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$1,280	$4,514	$(11)	$(160)
Net realized capital gains (losses) on investments	265,091	63,975	703	6,126
Net change in unrealized appreciation/depreciation of investments	(174,337)	100,272	(833)	(5,688)

Increase (decrease) in net assets from operations	92,034	168,761	(141)	278

Contract transactions
Net contract purchase payments	353,996	138,593	2,352	2,327
Transfer payments from (to) other subaccounts or general account	112,585	91,550	(117)	(31,550)
Contract terminations, withdrawals, and other deductions	(21,679)	(36,461)	—	—
Contract maintenance charges	(65,130)	(48,817)	(609)	(536)

Increase (decrease) in net assets from contract transactions	379,772	144,865	1,626	(29,759)

Net increase (decrease) in net assets	471,806	313,626	1,485	(29,481)

Net assets:
Beginning of the period	1,029,445	715,819	6,321	35,802

End of the period	$1,501,251	$1,029,445	$7,806	$6,321

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Capital Guardian Value Subaccount		Clarion Global Real Estate Securities Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$(88)	$(220)	$104,375	$4,779
Net realized capital gains (losses) on investments	4,575	10,325	199,892	139,594
Net change in unrealized appreciation/depreciation of investments	(3,194)	(6,988)	(454,019)	178,143

Increase (decrease) in net assets from operations	1,293	3,117	(149,752)	322,516

Contract transactions
Net contract purchase payments	—	26,958	409,030	217,755
Transfer payments from (to) other subaccounts or general account	(20,797)	(60,218)	150,732	26,756
Contract terminations, withdrawals, and other deductions	(1,251)	(244)	(42,677)	(38,036)
Contract maintenance charges	(3,920)	(1,966)	(104,181)	(67,994)

Increase (decrease) in net assets from contract transactions	(25,968)	(35,470)	412,904	138,481

Net increase (decrease) in net assets	(24,675)	(32,353)	263,152	460,997

Net assets:
Beginning of the period	34,481	66,834	1,206,922	745,925

End of the period	$9,806	$34,481	$1,470,074	$1,206,922

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Federated Market Opportunity Subaccount		Transamerica Science & Technology Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$30,618	$8,886	$(1,884)	$(1,472)
Net realized capital gains (losses) on investments	(5,442)	91,537	4,569	15,065
Net change in unrealized appreciation/depreciation of investments	(40,448)	(80,037)	53,016	(15,361)

Increase (decrease) in net assets from operations	(15,272)	20,386	55,701	(1,768)

Contract transactions
Net contract purchase payments	151,059	199,101	66,684	23,875
Transfer payments from (to) other subaccounts or general account	(70,840)	(58,862)	31,295	(11,515)
Contract terminations, withdrawals, and other deductions	(41,943)	(32,864)	(4,416)	(8,059)
Contract maintenance charges	(76,249)	(83,261)	(10,997)	(9,714)

Increase (decrease) in net assets from contract transactions	(37,973)	24,114	82,566	(5,413)

Net increase (decrease) in net assets	(53,245)	44,500	138,267	(7,181)

Net assets:
Beginning of the period	1,118,054	1,073,554	173,165	180,346

End of the period	$1,064,809	$1,118,054	$311,432	$173,165

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	JPMorgan Mid Cap Value Subaccount		JPMorgan Enhanced Index Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$412	$(323)	$324	$(69)
Net realized capital gains (losses) on investments	37,548	58,269	2,703	2,768
Net change in unrealized appreciation/depreciation of investments	(29,315)	5,836	(4,136)	(1,301)

Increase (decrease) in net assets from operations	8,645	63,782	(1,109)	1,398

Contract transactions
Net contract purchase payments	—	—	38,660	2,460
Transfer payments from (to) other subaccounts or general account	(29,433)	(51,210)	11,379	(25,718)
Contract terminations, withdrawals, and other deductions	(1,791)	(14,077)	—	—
Contract maintenance charges	(4,420)	(6,800)	(2,404)	(907)

Increase (decrease) in net assets from contract transactions	(35,644)	(72,087)	47,635	(24,165)

Net increase (decrease) in net assets	(26,999)	(8,305)	46,526	(22,767)

Net assets:
Beginning of the period	427,002	435,307	11,220	33,987

End of the period	$400,003	$427,002	$57,746	$11,220

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Marsico Growth Subaccount		BlackRock Large Cap Value Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$(1,386)	$(1,015)	$505	$(1,276)
Net realized capital gains (losses) on investments	6,267	5,162	68,022	24,971
Net change in unrealized appreciation/depreciation of investments	21,313	1,045	(57,449)	23,743

Increase (decrease) in net assets from operations	26,194	5,192	11,078	47,438

Contract transactions
Net contract purchase payments	9,238	18,757	107,658	56,686
Transfer payments from (to) other subaccounts or general account	30,048	(14,895)	35,468	4,965
Contract terminations, withdrawals, and other deductions	(1,570)	(4,957)	(14,335)	(3,414)
Contract maintenance charges	(9,776)	(9,082)	(28,808)	(20,291)

Increase (decrease) in net assets from contract transactions	27,940	(10,177)	99,983	37,946

Net increase (decrease) in net assets	54,134	(4,985)	111,061	85,384

Net assets:
Beginning of the period	134,584	139,569	378,216	292,832

End of the period	$188,718	$134,584	$489,277	$378,216

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	MFS High Yield Subaccount		Munder Net50 Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$1,720	$757	$(2,113)	$(1,791)
Net realized capital gains (losses) on investments	33	(515)	12,636	19,773
Net change in unrealized appreciation/depreciation of investments	(1,724)	1,223	20,504	(24,845)

Increase (decrease) in net assets from operations	29	1,465	31,027	(6,863)

Contract transactions
Net contract purchase payments	16,706	7,648	55,667	83,255
Transfer payments from (to) other subaccounts or general account	(9,362)	(38,389)	17,432	(71,468)
Contract terminations, withdrawals, and other deductions	(1,280)	(1,143)	(2,079)	(12,019)
Contract maintenance charges	(2,765)	(1,894)	(14,308)	(12,289)

Increase (decrease) in net assets from contract transactions	3,299	(33,778)	56,712	(12,521)

Net increase (decrease) in net assets	3,328	(32,313)	87,739	(19,384)

Net assets:
Beginning of the period	17,920	50,233	189,491	208,875

End of the period	$21,248	$17,920	$277,230	$189,491

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	PIMCO Total Return Subaccount		Leggs Mason Partners All Cap Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$1,012	$1,262	$5,321	$1,338
Net realized capital gains (losses) on investments	1,176	(1,056)	81,296	173,981
Net change in unrealized appreciation/depreciation of investments	2,604	1,014	(85,308)	3,382

Increase (decrease) in net assets from operations	4,792	1,220	1,309	178,701

Contract transactions
Net contract purchase payments	4,594	13,170	131,998	153,019
Transfer payments from (to) other subaccounts or general account	(5,082)	(19,403)	(49,455)	(41,518)
Contract terminations, withdrawals, and other deductions	(188)	(411)	(32,254)	(49,390)
Contract maintenance charges	(5,769)	(6,357)	(65,825)	(66,309)

Increase (decrease) in net assets from contract transactions	(6,445)	(13,001)	(15,536)	(4,198)

Net increase (decrease) in net assets	(1,653)	(11,781)	(14,227)	174,503

Net assets:
Beginning of the period	62,130	73,911	1,208,417	1,033,914

End of the period	$60,477	$62,130	$1,194,190	$1,208,417

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	T. Rowe Price Equity Income Subaccount		T. Rowe Price Small Cap Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$4,606	$1,621	$(3,939)	$(3,514)
Net realized capital gains (losses) on investments	39,067	19,430	44,183	37,175
Net change in unrealized appreciation/depreciation of investments	(39,104)	9,903	(7,684)	(23,425)

Increase (decrease) in net assets from operations	4,569	30,954	32,560	10,236

Contract transactions
Net contract purchase payments	86,899	25,213	76,898	59,185
Transfer payments from (to) other subaccounts or general account	62,035	5,451	221	(28,423)
Contract terminations, withdrawals, and other deductions	(4,827)	(6,580)	(12,776)	(12,760)
Contract maintenance charges	(23,470)	(14,037)	(24,052)	(21,995)

Increase (decrease) in net assets from contract transactions	120,637	10,047	40,291	(3,993)

Net increase (decrease) in net assets	125,206	41,001	72,851	6,243

Net assets:
Beginning of the period	226,399	185,398	394,519	388,276

End of the period	$351,605	$226,399	$467,370	$394,519

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Templeton Transamerica Global Subaccount		Third Avenue Value Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$18,520	$9,408	$67,310	$(1,123)
Net realized capital gains (losses) on investments	49,819	16,272	356,223	126,318
Net change in unrealized appreciation/depreciation of investments	311,040	365,549	(425,808)	97,417

Increase (decrease) in net assets from operations	379,379	391,229	(2,275)	222,612

Contract transactions
Net contract purchase payments	330,904	321,081	399,114	285,349
Transfer payments from (to) other subaccounts or general account	(24,848)	(88,119)	7,547	147,635
Contract terminations, withdrawals, and other deductions	(104,128)	(76,072)	(38,082)	(47,820)
Contract maintenance charges	(153,261)	(143,077)	(108,762)	(87,273)

Increase (decrease) in net assets from contract transactions	48,667	13,813	259,817	297,891

Net increase (decrease) in net assets	428,046	405,042	257,542	520,503

Net assets:
Beginning of the period	2,622,338	2,217,296	1,871,592	1,351,089

End of the period	$3,050,384	$2,622,338	$2,129,134	$1,871,592

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Transamerica Balanced Subaccount		Transamerica Convertible Securities Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$119	$(28)	$234	$(155)
Net realized capital gains (losses) on investments	3,039	3,048	3,150	4,831
Net change in unrealized appreciation/depreciation of investments	3,868	636	(456)	(1,878)

Increase (decrease) in net assets from operations	7,026	3,656	2,928	2,798

Contract transactions
Net contract purchase payments	15,556	15,822	25,601	4,236
Transfer payments from (to) other subaccounts or general account	(4,267)	(20,309)	13,711	(57,338)
Contract terminations, withdrawals, and other deductions	(4,445)	(73)	(427)	—
Contract maintenance charges	(4,276)	(4,026)	(1,628)	(1,381)

Increase (decrease) in net assets from contract transactions	2,568	(8,586)	37,257	(54,483)

Net increase (decrease) in net assets	9,594	(4,930)	40,185	(51,685)

Net assets:
Beginning of the period	56,404	61,334	13,519	65,204

End of the period	$65,998	$56,404	$53,704	$13,519

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Transamerica Equity Subaccount		Transamerica Growth Opportunities Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$(100,421)	$(47,787)	$(18,891)	$(12,544)
Net realized capital gains (losses) on investments	659,365	85,593	198,356	69,193
Net change in unrealized appreciation/depreciation of investments	1,071,618	404,430	251,142	20,113

Increase (decrease) in net assets from operations	1,630,562	442,236	430,607	76,762

Contract transactions
Net contract purchase payments	1,341,858	747,057	261,486	274,132
Transfer payments from (to) other subaccounts or general account	(352,869)	5,926,488	46,246	(34,963)
Contract terminations, withdrawals, and other deductions	(343,940)	(235,052)	(50,590)	(50,239)
Contract maintenance charges	(656,619)	(342,441)	(121,589)	(119,675)

Increase (decrease) in net assets from contract transactions	(11,570)	6,096,052	135,553	69,255

Net increase (decrease) in net assets	1,618,992	6,538,288	566,160	146,017

Net assets:
Beginning of the period	10,640,866	4,102,578	1,949,820	1,803,803

End of the period	$12,259,858	$10,640,866	$2,515,980	$1,949,820

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Transamerica Money Market Subaccount		Transamerica Small/MidCap Value Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$20,357	$19,403	$333	$18
Net realized capital gains (losses) on investments	—	—	31,818	17,304
Net change in unrealized appreciation/depreciation of investments	—	—	20,202	2,336

Increase (decrease) in net assets from operations	20,357	19,403	52,353	19,658

Contract transactions
Net contract purchase payments	161,825	290,228	134,195	67,360
Transfer payments from (to) other subaccounts or general account	(84,145)	(195,345)	79,907	36,334
Contract terminations, withdrawals, and other deductions	(9,287)	(7,633)	(1,029)	—
Contract maintenance charges	(58,395)	(63,008)	(19,910)	(7,796)

Increase (decrease) in net assets from contract transactions	9,998	24,242	193,163	95,898

Net increase (decrease) in net assets	30,355	43,645	245,516	115,556

Net assets:
Beginning of the period	502,272	458,627	196,804	81,248

End of the period	$532,627	$502,272	$442,320	$196,804

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Transamerica U.S. Government Securities Subaccount		Transamerica Value Balanced Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$557	$204	$12,217	$10,632
Net realized capital gains (losses) on investments	27	(1,690)	22,797	33,065
Net change in unrealized appreciation/depreciation of investments	211	784	5,350	43,843

Increase (decrease) in net assets from operations	795	(702)	40,364	87,540

Contract transactions
Net contract purchase payments	—	9,466	71,316	99,735
Transfer payments from (to) other subaccounts or general account	(4,126)	(46,930)	(17,998)	(42,080)
Contract terminations, withdrawals, and other deductions	(246)	—	(22,841)	(44,670)
Contract maintenance charges	(1,709)	(1,212)	(50,103)	(49,244)

Increase (decrease) in net assets from contract transactions	(6,081)	(38,676)	(19,626)	(36,259)

Net increase (decrease) in net assets	(5,286)	(39,378)	20,738	51,281

Net assets:
Beginning of the period	15,254	54,632	697,179	645,898

End of the period	$9,968	$15,254	$717,917	$697,179

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Van Kampen Mid-Cap Growth Subaccount		ProFund VP Bull Subaccount
	2007	2006	2007	2006 (1)
Operations
Net investment income (loss)	$(37,668)	$(30,966)	$(289)	$(42)
Net realized capital gains (losses) on investments	54,428	19,825	3,338	865
Net change in unrealized appreciation/depreciation of investments	775,407	309,699	(594)	540

Increase (decrease) in net assets from operations	792,167	298,558	2,455	1,363

Contract transactions
Net contract purchase payments	513,300	530,473	118,678	—
Transfer payments from (to) other subaccounts or general account	16,953	(140,567)	(174,487)	59,115
Contract terminations, withdrawals, and other deductions	(152,415)	(152,031)	(311)	(124)
Contract maintenance charges	(226,456)	(224,865)	(3,763)	(745)

Increase (decrease) in net assets from contract transactions	151,382	13,010	(59,883)	58,246

Net increase (decrease) in net assets	943,549	311,568	(57,428)	59,609

Net assets:
Beginning of the period	3,628,821	3,317,253	59,609	—

End of the period	$4,572,370	$3,628,821	$2,181	$59,609

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	ProFund VP Money Market Subaccount		ProFund VP NASDAQ-100 Subaccount
	2007	2006 (1)	2007	2006 (1)
Operations
Net investment income (loss)	$33	$—	$(168)	$(117)
Net realized capital gains (losses) on investments	8	—	(3,333)	3,505
Net change in unrealized appreciation/depreciation of investments	—	—	(416)	(1)

Increase (decrease) in net assets from operations	41	—	(3,917)	3,387

Contract transactions
Net contract purchase payments	—	—	392,523	89,099
Transfer payments from (to) other subaccounts or general account	12,529	—	(311,066)	(91,897)
Contract terminations, withdrawals, and other deductions	—	—	(67,698)	(124)
Contract maintenance charges	(35)	—	(562)	(465)

Increase (decrease) in net assets from contract transactions	12,494	—	13,197	(3,387)

Net increase (decrease) in net assets	12,535	—	9,280	—

Net assets:
Beginning of the period	—	—	—	—

End of the period	$12,535	$—	$9,280	$—

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	ProFund VP Short Small-Cap Subaccount		ProFund VP Small-Cap Subaccount
	2007	2006 (1)	2007	2006 (1)
Operations
Net investment income (loss)	$(78)	$(51)	$(199)	$(70)
Net realized capital gains (losses) on investments	(8,223)	(3,897)	(5,134)	594
Net change in unrealized appreciation/depreciation of investments	(930)	931	(396)	13

Increase (decrease) in net assets from operations	(9,231)	(3,017)	(5,729)	537

Contract transactions
Net contract purchase payments	—	71,223	—	—
Transfer payments from (to) other subaccounts or general account	23,392	28,868	28,333	17,881
Contract terminations, withdrawals, and other deductions	(172)	—	(28,920)	—
Contract maintenance charges	(1,614)	(235)	(1,817)	(433)

Increase (decrease) in net assets from contract transactions	21,606	99,856	(2,404)	17,448

Net increase (decrease) in net assets	12,375	96,839	(8,133)	17,985

Net assets:
Beginning of the period	96,839	—	17,985	—

End of the period	$109,214	$96,839	$9,852	$17,985

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Fidelity VIP Contrafund® Subaccount		Fidelity VIP Equity-Income Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$(591)	$426	$2,518	$6,145
Net realized capital gains (losses) on investments	127,121	43,786	32,444	41,467
Net change in unrealized appreciation/depreciation of investments	(61,154)	(7,723)	(34,069)	5,428

Increase (decrease) in net assets from operations	65,376	36,489	893	53,040

Contract transactions
Net contract purchase payments	44,596	56,518	31,812	36,260
Transfer payments from (to) other subaccounts or general account	(11,920)	6,229	(6,069)	1,864
Contract terminations, withdrawals, and other deductions	(6,234)	(27,303)	(6,763)	(17,333)
Contract maintenance charges	(20,245)	(20,310)	(15,744)	(15,801)

Increase (decrease) in net assets from contract transactions	6,197	15,134	3,236	4,990

Net increase (decrease) in net assets	71,573	51,623	4,129	58,030

Net assets:
Beginning of the period	401,798	350,175	331,145	273,115

End of the period	$473,371	$401,798	$335,274	$331,145

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Fidelity VIP Growth Opportunities Subaccount		Fidelity VIP Index 500 Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$(1,352)	$(535)	$1,196	$514
Net realized capital gains (losses) on investments	2,684	1,587	15,419	4,273
Net change in unrealized appreciation/depreciation of investments	27,785	4,196	(5,446)	(2,601)

Increase (decrease) in net assets from operations	29,117	5,248	11,169	2,186

Contract transactions
Net contract purchase payments	17,558	18,618	45,229	21,021
Transfer payments from (to) other subaccounts or general account	(267)	(3,795)	38,667	(50,468)
Contract terminations, withdrawals, and other deductions	(144)	(1,313)	—	(58)
Contract maintenance charges	(8,047)	(7,664)	(5,115)	(1,579)

Increase (decrease) in net assets from contract transactions	9,100	5,846	78,781	(31,084)

Net increase (decrease) in net assets	38,217	11,094	89,950	(28,898)

Net assets:
Beginning of the period	132,014	120,920	23,434	52,332

End of the period	$170,231	$132,014	$113,384	$23,434

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

1. Organization and Summary of Significant Accounting Policies

Organization

The TFLIC Series Life Account (the “Life Account”) was established as a variable life insurance separate account of Transamerica Financial Life Insurance Company (“TFLIC or the “depositor”) and is registered as a unit investment trust (“Trust”) under the Investment Company Act of 1940, as amended. The Life Account contains multiple investment options referred to as subaccounts. Each subaccount invests exclusively in a corresponding portfolio (the “Portfolio”) of a Series Fund, which is collectively referred to as the “Fund”. Each fund is a registered management investment company under the Investment Company Act of 1940, as amended.

Subaccount Investment by Fund:

AEGON/Transamerica Series Trust:

JPMorgan Core Bond

Asset Allocation - Conservative

Asset Allocation - Growth

Asset Allocation - Moderate Growth

Asset Allocation - Moderate

International Moderate Growth

MFS International Equity

Capital Guardian US Equity

Capital Guardian Value

Clarion Global Real Estate Securities

Federated Market Opportunity

Transamerica Science & Technology

JPMorgan Mid Cap Value

JPMorgan Enhanced Index

Marsico Growth

BlackRock Large Cap Value

MFS High Yield

Munder Net50

PIMCO Total Return

Leggs Mason Partners All Cap

T. Rowe Price Equity Income

T. Rowe Price Small Cap

Templeton Transamerica Global

Third Avenue Value

Transamerica Balanced

Transamerica Convertible Securities

Transamerica Equity

Transamerica Growth Opportunities

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

1. Organization and Summary of Significant Accounting Policies (continued)

AEGON/Transamerica Series Trust (continued):

Transamerica Money Market

Transamerica Small/MidCap Value

Transamerica U.S. Government Securities

Transamerica Value Balanced

Van Kampen Mid-Cap Growth

Fidelity Variable Insurance Products Fund-Service Class 2:

Fidelity VIP Contrafund®

Fidelity VIP Equity-Income

Fidelity VIP Growth Opportunities

Fidelity VIP Index 500

Profunds VP

ProFund VP Bull

ProFund VP Money Market

ProFund VP NASDAQ-100

ProFund VP Short Small-Cap

ProFund VP Small-Cap

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
MFS High Yield	May 1, 2003
Transamerica Small/Mid Cap Value	May 1, 2004
Fidelity VIP Index 500 Portfolio	May 1, 2004
International Moderate Growth	May 1, 2006
Profund VP Bull	June 12, 2006
ProFund VP NASDAQ-100	June 12, 2006
Profund VP Small-Cap	June 12, 2006
Profund VP Short Small-Cap	June 12, 2006
Profund VP Money Market	June 12, 2006

The following Portfolio name changes were made effective during the fiscal year ended December 31, 2007:

Portfolio	Formerly
JPMorgan Core Bond	AEGON Bond
Federated Market Opportunity	Federated Growth & Income
JPMorgan Mid Cap Value	J.P. Morgan Mid-Cap Value
JPMorgan Enhanced Index	JP Morgan Enhanced Index
ProFund VP NASDAQ-100	ProFund VP OTC

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

1. Organization and Summary of Significant Accounting Policies (continued)

Investments

Net purchase payments received by the Life Account are invested in the portfolios of the Series Funds, as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2007.

Realized capital gains and losses from the sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the mutual funds are included in the Statements of Operations.

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2007 were as follows:

	Purchases	Sales
AEGON/Transamerica Series Fund, Inc.:

JPMorgan Core Bond	55,412	65,252
Asset Allocation - Conservative	107,828	141,230
Asset Allocation - Growth	4,438,316	972,897
Asset Allocation - Moderate Growth	3,263,740	882,343
Asset Allocation - Moderate	986,680	316,812
International Moderate Growth	714,768	236,173
MFS International Equity	722,572	99,300
Capital Guardian US Equity	2,489	201
Capital Guardian Value	13,677	39,060
Clarion Global Real Estate Securities	1,013,772	375,911
Federated Market Opportunity	150,326	152,512
Transamerica Science & Technology	111,122	30,440
JPMorgan Mid Cap Value	32,993	40,622
JPMorgan Enhanced Index	55,480	6,100
Marsico Growth	46,886	18,778
BlackRock Large Cap Value	241,486	88,032
MFS High Yield	25,468	20,448
Munder Net50	95,374	34,792
PIMCO Total Return	36,610	42,039

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

Leggs Mason Partners All Cap	165,592	110,586
T. Rowe Price Equity Income	189,467	32,419
T. Rowe Price Small Cap	130,594	51,042
Templeton Transamerica Global	303,243	236,058
Third Avenue Value	837,328	199,582
Transamerica Balanced	24,062	21,109
Transamerica Convertible Securities	45,219	5,468
Transamerica Equity	1,126,878	762,198

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

2. Investments (continued)

	Purchases	Sales
Transamerica Growth Opportunities	446,452	161,254
Transamerica Money Market	382,567	352,317
Transamerica Small/MidCap Value	268,658	47,837
Transamerica U.S. Government Securities	6,252	11,776
Transamerica Value Balanced	83,787	79,632
Van Kampen Mid-Cap Growth	359,986	246,269
Profunds VP
ProFund VP Bull	979,985	1,040,090
ProFund VP Money Market	25,880	13,345
ProFund VP NASDAQ-100	1,729,581	1,716,542
ProFund VP Short Small-Cap	2,775,367	2,753,839
ProFund VP Small-Cap	1,532,581	1,533,347
Fidelity Variable Insurance Products Fund-Service Class 2:
Fidelity VIP Contrafund®	160,409	40,028
Fidelity VIP Equity-Income	55,469	21,274
Fidelity VIP Growth Opportunities	18,056	10,308
Fidelity VIP Index 500	196,064	116,087

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	JPMorgan Core Bond Subaccount	Asset Allocation - Conservative Subaccount	Asset Allocation - Growth Subaccount	Asset Allocation - Moderate Growth Subaccount	Asset Allocation - Moderate Subaccount
Units outstanding at January 1, 2006	28,109	27,846	485,126	535,726	170,371
Units purchased	5,210	12,412	278,432	273,067	60,941
Units redeemed and transferred	(7,548)	(6,110)	(88,050)	(108,771)	(37,926)

Units outstanding at December 31, 2006	25,771	34,148	675,508	700,022	193,386
Units purchased	25,165	23,783	482,248	425,509	141,414
Units redeemed and transferred	(26,904)	(27,697)	(305,461)	(300,104)	(105,598)

Units outstanding at December 31, 2007	24,032	30,234	852,295	825,427	229,202

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	International Moderate Growth Subaccount	MFS International Equity Subaccount	Capital Guardian US Equity Subaccount	Capital Guardian Value Subaccount	Clarion Global Real Estate Securities Subaccount
Units outstanding at January 1, 2006	—	73,912	2,873	5,307	29,418
Units purchased	46,874	15,736	154	2,027	12,283
Units redeemed and transferred	1,432	(2,502)	(2,562)	(4,883)	(8,180)

Units outstanding at December 31, 2006	48,306	87,146	465	2,451	33,521
Units purchased	83,841	131,813	168	1,033	51,779
Units redeemed and transferred	(40,669)	(101,475)	(53)	(2,764)	(41,641)

Units outstanding at December 31, 2007	91,478	117,484	580	720	43,659

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Federated Market Opportunity Subaccount	Transamerica Science & Technology Subaccount	JPMorgan Mid Cap Value Subaccount	JPMorgan Enhanced Index Subaccount	Marsico Growth Subaccount
Units outstanding at January 1, 2006	56,465	44,089	28,661	2,995	13,359
Units purchased	14,389	8,300	2	183	2,480
Units redeemed and transferred	(13,760)	(6,470)	(4,853)	(2,338)	(3,191)

Units outstanding at December 31, 2006	57,094	45,919	23,810	840	12,648
Units purchased	53,872	3185	21,693	3,896	16,112
Units redeemed and transferred	(55,961)	13,582	(23,617)	(567)	(13,897)

Units outstanding at December 31, 2007	55,005	62,686	21,886	4,169	14,863

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	BlackRock Large Cap Value Subaccount	MFS High Yield Subaccount	Munder Net50 Subaccount	PIMCO Total Return Subaccount	Leggs Mason Partners All Cap Subaccount
Units outstanding at January 1, 2006	19,474	4,456	19,990	6,645	71,690
Units purchased	5,903	615	16,982	8,998	10,851
Units redeemed and transferred	(4,008)	(3,701)	(18,312)	(10,420)	(11,598)

Units outstanding at December 31, 2006	21,369	1,370	18,660	5,223	70,943
Units purchased	28,732	1,937	21,678	7,551	72,920
Units redeemed and transferred	(23,351)	(1,696)	(16,827)	(8,058)	(73,900)

Units outstanding at December 31, 2007	26,750	1,611	23,511	4,716	69,963

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	T. Rowe Price Equity Income Subaccount	T. Rowe Price Small Cap Subaccount	Templeton Transamerica Global Subaccount	Third Avenue Value Subaccount	Transamerica Balanced Subaccount
Units outstanding at January 1, 2006	16,071	30,907	225,214	49,863	5,039
Units purchased	2,878	5,900	32,902	15,236	1,427
Units redeemed and transferred	(2,349)	(6,232)	(31,735)	(5,606)	(2,308)

Units outstanding at December 31, 2006	16,600	30,575	226,381	59,493	4,158
Units purchased	31,386	33,357	260,624	65,764	2,071
Units redeemed and transferred	(22,801)	(30,588)	(256,393)	(57,165)	(1,905)

Units outstanding at December 31, 2007	25,185	33,344	230,612	68,092	4,324

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Transamerica Convertible Securities Subaccount	Transamerica Equity Subaccount	Transamerica Growth Opportunities Subaccount	Transamerica Money Market Subaccount	Transamerica Small/MidCap Value Subaccount
Units outstanding at January 1, 2006	5,232	279,234	131,780	40,493	6,348
Units purchased	269	440,857	23,128	58,527	9,555
Units redeemed and transferred	(4,560)	(48,202)	(18,305)	(56,381)	(2,839)

Units outstanding at December 31, 2006	941	671,889	136,603	42,639	13,064
Units purchased	3,087	719,714	156,391	70,532	18,541
Units redeemed and transferred	(836)	(719,906)	(148,477)	(69,593)	(7,834)

Units outstanding at December 31, 2007	3,192	671,697	144,517	43,578	23,771

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Transamerica U.S. Government Securities Subaccount	Transamerica Value Balanced Subaccount	Van Kampen Mid- Cap Growth Subaccount	ProFund VP Bull Subaccount	ProFund VP Money Market Subaccount
Units outstanding at January 1, 2006	5,100	49,825	335,970	—	—
Units purchased	783	6,882	53,035	3,573	10
Units redeemed and transferred	(4,537)	(9,873)	(51,242)	1,628	(10)

Units outstanding at December 31, 2006	1,346	46,834	337,763	5,201	—
Units purchased	613	50,169	386,193	109,372	2,476
Units redeemed and transferred	(1,122)	(51,398)	(374,364)	(114,387)	(1,279)

Units outstanding at December 31, 2007	837	45,605	349,592	186	1,197

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	ProFund VP NASDAQ-100 Subaccount	ProFund VP Short Small-Cap Subaccount	ProFund VP Small-Cap Subaccount	Fidelity VIP Contrafund® Subaccount	Fidelity VIP Equity-Income Subaccount
Units outstanding at January 1, 2006	—	—	—	29,420	22,823
Units purchased	24,347	44,320	9,906	5,294	3,484
Units redeemed and transferred	(24,347)	(33,328)	(8,307)	(4,148)	(3,026)

Units outstanding at December 31, 2006	—	10,992	1,599	30,566	23,281
Units purchased	144,503	342,770	162,150	34,089	24,774
Units redeemed and transferred	(143,807)	(341,823)	(162,845)	(33,678)	(24,569)

Units outstanding at December 31, 2007	696	11,939	904	30,977	23,486

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Fidelity VIP Growth Opportunities Subaccount	Fidelity VIP Index 500 Subaccount
Units outstanding at January 1, 2006	15,290	4,613
Units purchased	2,299	1,657
Units redeemed and transferred	(1,566)	(4,467)

Units outstanding at December 31, 2006	16,023	1,803
Units purchased	18,609	14,944
Units redeemed and transferred	(17,669)	(8,387)

Units outstanding at December 31, 2007	16,963	8,360

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

4. Financial Highlights

The Life Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
JPMorgan Core Bond
	12/31/2007		24,031.58	$11.14	to	$15.26	366,738.00	5.25%	0.75%	to	0.90%	6.14%	to	5.98%
	12/31/2006		25,770.52	10.49	to	14.40	371,118.00	5.11	0.75	to	0.90	3.14	to	2.99
	12/31/2005		28,109.19	10.17	to	13.98	385,418.95	5.43	0.75	to	0.90	1.53	to	1.39
	12/31/2004		26,062.45	10.02	to	13.79	351,915.84	6.99	0.75	to	0.90	0.18	to	3.59
	12/31/2003		23,901.94	13.31	to	13.31	318,229.00	4.80	0.90	to	0.90	3.35	to	3.35

Asset Allocation - Conservative
	12/31/2007		30,233.89	12.68	to	14.27	431,147.00	2.61	0.75	to	0.90	5.59	to	5.43
	12/31/2006		34,147.95	12.01	to	13.53	462,008.00	3.24	0.75	to	0.90	8.63	to	8.47
	12/31/2005		27,846.49	11.06	to	12.48	344,544.52	3.02	0.75	to	0.90	4.40	to	4.25
	12/31/2004		19,111.58	10.59	to	11.97	225,976.50	0.30	0.75	to	0.90	5.92	to	8.73
	12/31/2003		13,908.52	11.01	to	11.01	153,089.24	0.12	0.90	to	0.90	21.82	to	21.82

Asset Allocation - Growth
	12/31/2007		852,294.60	15.19	to	16.22	13,751,330.00	2.35	0.75	to	0.90	6.95	to	6.79
	12/31/2006		675,508.30	14.20	to	15.19	10,218,733.00	0.98	0.75	to	0.90	14.76	to	14.59
	12/31/2005		485,127.95	12.38	to	13.25	6,415,414.28	0.50	0.75	to	0.90	11.40	to	11.24
	12/31/2004		287,814.37	11.11	to	11.91	3,427,167.50	0.09	0.75	to	0.90	11.09	to	13.16
	12/31/2003		129,183.51	10.53	to	10.53	1,359,956.90	0.14	0.90	to	0.90	29.63	to	29.63

Asset Allocation - Moderate Growth
	12/31/2007		825,427.49	14.45	to	15.77	12,951,038.00	2.42	0.75	to	0.90	7.00	to	6.84
	12/31/2006		700,022.13	13.50	to	14.76	10,293,288.00	1.66	0.75	to	0.90	12.99	to	12.82
	12/31/2005		535,724.14	11.95	to	13.08	6,997,114.08	1.19	0.75	to	0.90	9.09	to	8.93
	12/31/2004		364,508.59	10.96	to	12.01	4,375,996.56	0.20	0.75	to	0.90	9.56	to	12.53
	12/31/2003		190,324.51	10.67	to	10.67	2,030,495.25	0.15	0.90	to	0.90	26.03	to	26.03

Asset Allocation - Moderate
	12/31/2007		229,201.69	13.59	to	15.06	3,438,555.00	3.00	0.75	to	0.90	7.15	to	6.99
	12/31/2006		193,385.56	12.68	to	14.08	2,714,523.00	2.67	0.75	to	0.90	10.65	to	10.49
	12/31/2005		170,370.71	11.46	to	12.74	2,167,275.71	1.89	0.75	to	0.90	6.64	to	6.49
	12/31/2004		126,561.16	10.75	to	11.96	1,511,767.61	0.27	0.75	to	0.90	7.49	to	10.40
	12/31/2003		67,509.49	10.84	to	10.84	731,621.09	0.12	0.90	to	0.90	23.75	to	23.75

International Moderate Growth
	12/31/2007		91,477.94	11.20	to	11.17	1,021,913.00	1.27	0.75	to	0.90	7.88	to	7.72
	12/31/2006	(1)	48,306.08	10.38	to	10.37	500,814.00	0.00	0.75	to	0.90	3.78	to	3.67

MFS International Equity
	12/31/2007		117,483.75	12.78	to	12.78	1,501,251.00	1.00	0.90	to	0.90	8.17	to	8.17
	12/31/2006		87,146.45	11.81	to	11.81	1,029,445.00	1.42	0.90	to	0.90	21.97	to	21.97
	12/31/2005		73,912.08	9.68	to	9.68	715,819.36	0.79	0.90	to	0.90	11.86	to	11.86
	12/31/2004		71,002.90	8.66	to	8.66	614,733.13	0.00	0.90	to	0.90	13.32	to	13.32
	12/31/2003		64,628.49	7.64	to	7.64	493,772.75	0.00	0.90	to	0.90	24.18	to	24.18

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Capital Guardian US Equity
	12/31/2007	580.08	$13.46	to	$13.46	7,806.00	0.75%	0.90%	to	0.90%	(1.05)%	to	(1.05)%
	12/31/2006	464.79	13.60	to	13.60	6,321.00	0.16	0.90	to	0.90	9.13	to	9.13
	12/31/2005	2,873.05	12.46	to	12.46	35,802.35	0.55	0.90	to	0.90	5.36	to	5.36
	12/31/2004	2,847.30	11.83	to	11.83	33,676.01	0.29	0.90	to	0.90	8.79	to	8.79
	12/31/2003	2,730.00	10.87	to	10.87	29,680.76	0.18	0.90	to	0.90	35.28	to	35.28

Capital Guardian Value
	12/31/2007	719.96	12.80	to	13.97	9,806.00	0.47	0.75	to	0.90	(6.99)	to	(7.12)
	12/31/2006	2,450.93	13.76	to	15.04	34,481.00	0.33	0.75	to	0.90	15.63	to	15.46
	12/31/2005	5,306.74	11.90	to	13.03	66,833.81	0.96	0.75	to	0.90	6.91	to	6.75
	12/31/2004	4,963.85	11.13	to	12.20	58,431.70	0.93	0.75	to	0.90	11.33	to	15.66
	12/31/2003	2,678.15	10.55	to	10.55	28,255.17	0.81	0.90	to	0.90	33.38	to	33.38

Clarion Global Real Estate Securities
	12/31/2007	43,658.98	16.62	to	34.54	1,470,074.00	7.41	0.75	to	0.90	(7.40)	to	(7.54)
	12/31/2006	33,521.48	17.95	to	37.36	1,206,922.00	1.39	0.75	to	0.90	41.21	to	41.01
	12/31/2005	29,418.05	12.71	to	26.49	745,925.37	1.76	0.75	to	0.90	12.63	to	12.46
	12/31/2004	22,789.05	11.29	to	23.56	512,300.53	2.21	0.75	to	0.90	12.87	to	31.67
	12/31/2003	16,444.80	17.89	to	17.89	294,204.97	2.29	0.90	to	0.90	34.53	to	34.53

Federated Market Opportunity
	12/31/2007	55,005.19	10.88	to	19.45	1,064,809.00	3.76	0.75	to	0.90	(1.22)	to	(1.37)
	12/31/2006	57,093.95	11.01	to	19.72	1,118,054.00	1.68	0.75	to	0.90	1.99	to	1.84
	12/31/2005	56,465.42	10.79	to	19.36	1,073,554.41	2.32	0.75	to	0.90	4.18	to	4.03
	12/31/2004	50,164.29	10.36	to	18.61	917,088.60	2.76	0.75	to	0.90	3.62	to	8.23
	12/31/2003	42,231.59	17.20	to	17.20	726,176.82	4.36	0.90	to	0.90	25.71	to	25.71

Transamerica Science & Technology
	12/31/2007	62,685.60	14.51	to	4.95	311,432.00	0.00	0.75	to	0.90	31.76	to	31.56
	12/31/2006	45,918.95	11.01	to	3.76	173,165.00	0.00	0.75	to	0.90	0.25	to	0.11
	12/31/2005	44,089.29	10.99	to	3.76	180,346.10	0.43	0.75	to	0.90	1.30	to	1.15
	12/31/2004	41,459.25	10.84	to	3.71	168,241.11	0.00	0.75	to	0.90	8.44	to	7.09
	12/31/2003	38,625.40	3.47	to	3.47	133,952.85	0.00	0.90	to	0.90	49.61	to	49.61

JPMorgan Mid Cap Value
	12/31/2007	21,886.30	14.17	to	18.28	400,003.00	1.00	0.75	to	0.90	2.06	to	1.91
	12/31/2006	23,809.78	13.88	to	17.93	427,002.00	0.81	0.75	to	0.90	16.37	to	16.20
	12/31/2005	28,660.86	11.93	to	15.43	435,307.40	0.22	0.75	to	0.90	8.34	to	8.18
	12/31/2004	23,281.90	11.01	to	14.27	354,155.08	0.04	0.75	to	0.90	10.11	to	13.56
	12/31/2003	20,762.49	12.56	to	12.56	260,826.89	0.11	0.90	to	0.90	30.25	to	30.25

JPMorgan Enhanced Index
	12/31/2007	4,169.47	13.28	to	13.85	57,746.00	1.78	0.75	to	0.90	3.76	to	3.60
	12/31/2006	840.20	12.80	to	13.37	11,220.00	0.53	0.75	to	0.90	14.45	to	14.29
	12/31/2005	2,994.30	11.19	to	11.70	33,987.15	1.40	0.75	to	0.90	2.69	to	2.54
	12/31/2004	5,070.85	10.89	to	11.41	56,822.94	0.66	0.75	to	0.90	8.93	to	10.03
	12/31/2003	2,788.22	10.37	to	10.37	28,914.13	0.53	0.90	to	0.90	27.79	to	27.79

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Marsico Growth
	12/31/2007		14,863.03	$14.89	to	$12.70	188,718.00	0.03%	0.75%	to	0.90%	19.50%	to	19.32%
	12/31/2006		12,647.86	12.46	to	10.64	134,584.00	0.12	0.75	to	0.90	4.58	to	4.43
	12/31/2005		13,358.98	11.91	to	10.19	139,569.10	0.08	0.75	to	0.90	7.77	to	7.62
	12/31/2004		14,668.96	11.05	to	9.47	142,061.66	0.00	0.75	to	0.90	10.52	to	11.25
	12/31/2003		15,349.96	8.51	to	8.51	130,650.64	0.00	0.90	to	0.90	25.21	to	25.21

BlackRock Large Cap Value
	12/31/2007		26,750.33	15.60	to	18.38	489,277.00	1.01	0.75	to	0.90	3.85	to	3.70
	12/31/2006		21,369.47	15.02	to	17.72	378,216.00	0.49	0.75	to	0.90	16.05	to	15.88
	12/31/2005		19,474.30	12.95	to	15.30	292,832.06	0.73	0.75	to	0.90	15.08	to	14.91
	12/31/2004		11,391.06	11.25	to	13.31	147,501.85	0.93	0.75	to	0.90	12.49	to	17.28
	12/31/2003		9,803.39	11.35	to	11.35	111,263.67	0.86	0.90	to	0.90	28.62	to	28.62

MFS High Yield
	12/31/2007		1,610.77	11.62	to	13.28	21,248.00	8.58	0.75	to	0.90	1.09	to	0.94
	12/31/2006		1,369.66	11.49	to	13.16	17,920.00	3.35	0.75	to	0.90	10.12	to	9.96
	12/31/2005		4,455.38	10.44	to	11.97	50,233.33	8.18	0.75	to	0.90	1.05	to	0.91
	12/31/2004		4,198.20	10.33	to	11.86	46,723.25	4.95	0.90	to	0.90	3.28	to	8.79
	12/31/2003	(1)	2,000.00	10.90	to	10.90	21,801.90	1.07	0.90	to	0.90	8.90	to	8.90

Munder Net50
	12/31/2007		23,511.16	14.24	to	11.76	277,230.00	0.00	0.75	to	0.90	16.17	to	15.99
	12/31/2006		18,660.21	12.26	to	10.14	189,491.00	0.00	0.75	to	0.90	(0.75)	to	(0.89)
	12/31/2005		19,989.75	12.35	to	10.23	208,875.33	0.00	0.75	to	0.90	7.26	to	7.10
	12/31/2004		18,330.22	11.52	to	9.55	179,038.94	0.00	0.75	to	0.90	15.16	to	14.31
	12/31/2003		13,220.16	8.36	to	8.36	110,487.66	0.00	0.90	to	0.90	65.12	to	65.12

PIMCO Total Return
	12/31/2007		4,715.53	11.41	to	12.85	60,477.00	2.51	0.75	to	0.90	8.13	to	7.97
	12/31/2006		5,222.68	10.56	to	11.91	62,130.00	2.58	0.75	to	0.90	3.43	to	3.28
	12/31/2005		6,645.10	10.21	to	11.53	73,910.58	1.89	0.75	to	0.90	1.57	to	1.42
	12/31/2004		5,790.53	10.05	to	11.37	63,178.98	1.99	0.75	to	0.90	0.48	to	3.56
	12/31/2003		2,217.01	10.98	to	10.98	24,332.11	1.38	0.90	to	0.90	3.97	to	3.97

Leggs Mason Partners All Cap
	12/31/2007		69,963.42	13.38	to	17.07	1,194,190.00	1.34	0.75	to	0.90	0.28	to	0.13
	12/31/2006		70,943.05	13.34	to	17.05	1,208,417.00	1.01	0.75	to	0.90	17.67	to	17.50
	12/31/2005		71,690.11	11.33	to	14.51	1,033,914.07	0.62	0.75	to	0.90	3.30	to	3.15
	12/31/2004		69,808.56	10.97	to	14.07	975,896.16	0.22	0.75	to	0.90	9.72	to	8.16
	12/31/2003		62,132.98	13.01	to	13.01	808,128.44	0.40	0.90	to	0.90	33.95	to	33.95

T. Rowe Price Equity Income
	12/31/2007		25,185.47	13.69	to	13.97	351,605.00	2.32	0.75	to	0.90	2.54	to	2.39
	12/31/2006		16,599.71	13.35	to	13.64	226,399.00	1.73	0.75	to	0.90	18.08	to	17.90
	12/31/2005		16,071.14	11.31	to	11.57	185,398.33	1.86	0.75	to	0.90	3.33	to	3.18
	12/31/2004		14,516.95	10.94	to	11.21	162,233.34	1.15	0.75	to	0.90	9.45	to	13.79
	12/31/2003		11,352.31	9.85	to	9.85	111,863.46	1.78	0.90	to	0.90	25.73	to	25.73

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
T. Rowe Price Small Cap
	12/31/2007	33,344.33	$13.94	to	$14.02	467,370.00	0.00%	0.75%	to	0.90%	8.79%	to	8.63%
	12/31/2006	30,575.46	12.82	to	12.91	394,519.00	0.00	0.75	to	0.90	2.82	to	2.67
	12/31/2005	30,906.91	12.47	to	12.57	388,275.74	0.00	0.75	to	0.90	9.79	to	9.63
	12/31/2004	28,914.99	11.35	to	11.47	331,344.10	0.00	0.75	to	0.90	13.55	to	9.38
	12/31/2003	25,590.71	10.48	to	10.48	268,285.79	0.00	0.90	to	0.90	39.15	to	39.15

Templeton Transamerica Global
	12/31/2007	230,612.24	15.85	to	13.22	3,050,384.00	1.54	0.75	to	0.90	14.38	to	14.21
	12/31/2006	226,381.20	13.86	to	11.57	2,622,338.00	1.28	0.75	to	0.90	17.90	to	17.73
	12/31/2005	225,214.25	11.75	to	9.83	2,217,295.83	1.07	0.75	to	0.90	6.67	to	6.51
	12/31/2004	221,352.24	11.02	to	9.23	2,046,027.96	0.00	0.75	to	0.90	10.19	to	8.09
	12/31/2003	199,328.48	8.54	to	8.54	1,701,608.59	0.00	0.90	to	0.90	22.15	to	22.15

Third Avenue Value
	12/31/2007	68,091.82	15.42	to	31.98	2,129,134.00	4.03	0.75	to	0.90	0.44	to	0.29
	12/31/2006	59,493.43	15.35	to	31.89	1,871,592.00	0.81	0.75	to	0.90	15.20	to	15.04
	12/31/2005	49,863.36	13.32	to	27.72	1,351,089.27	0.55	0.75	to	0.90	17.92	to	17.75
	12/31/2004	40,842.84	11.30	to	23.54	937,024.21	0.67	0.75	to	0.90	12.99	to	23.69
	12/31/2003	30,900.99	19.03	to	19.03	588,134.43	0.45	0.90	to	0.90	36.04	to	36.04

Transamerica Balanced
	12/31/2007	4,324.13	14.16	to	15.28	65,998.00	1.08	0.75	to	0.90	12.76	to	12.59
	12/31/2006	4,157.70	12.56	to	13.57	56,404.00	0.83	0.75	to	0.90	8.31	to	8.15
	12/31/2005	5,039.14	11.60	to	12.55	61,334.22	1.42	0.75	to	0.90	7.16	to	7.00
	12/31/2004	4,629.92	10.82	to	11.73	52,492.09	0.78	0.75	to	0.90	8.21	to	10.16
	12/31/2003	3,906.13	10.65	to	10.65	41,592.77	0.11	0.90	to	0.90	12.88	to	12.88

Transamerica Convertible Securities
	12/31/2007	3,192.20	14.81	to	16.94	53,704.00	1.79	0.75	to	0.90	17.75	to	17.57
	12/31/2006	941.42	12.58	to	14.41	13,519.00	0.49	0.75	to	0.90	10.07	to	9.91
	12/31/2005	5,231.94	11.42	to	13.11	65,204.12	2.19	0.75	to	0.90	3.11	to	2.96
	12/31/2004	5,057.13	11.08	to	12.74	61,094.05	1.66	0.75	to	0.90	10.80	to	12.17
	12/31/2003	2,665.88	11.35	to	11.35	30,268.30	0.00	0.90	to	0.90	22.56	to	22.56

Transamerica Equity
	12/31/2007	671,696.94	16.15	to	18.26	12,259,858.00	0.02	0.75	to	0.90	15.41	to	15.24
	12/31/2006	671,889.32	13.99	to	15.85	10,640,866.00	0.00	0.75	to	0.90	7.90	to	7.75
	12/31/2005	279,234.79	12.97	to	14.71	4,102,578.28	0.37	0.75	to	0.90	15.67	to	15.50
	12/31/2004	258,841.32	11.21	to	12.73	3,292,821.46	0.00	0.75	to	0.90	12.09	to	14.77
	12/31/2003	10,259.59	11.09	to	11.09	113,823.70	0.00	0.90	to	0.90	30.05	to	30.05

Transamerica Growth Opportunities
	12/31/2007	144,516.54	16.00	to	17.41	2,515,980.00	0.05	0.75	to	0.90	22.16	to	21.98
	12/31/2006	136,602.82	13.10	to	14.28	1,949,820.00	0.23	0.75	to	0.90	4.32	to	4.16
	12/31/2005	131,779.84	12.56	to	13.71	1,803,802.72	0.00	0.75	to	0.90	15.36	to	15.19
	12/31/2004	123,717.03	10.88	to	11.90	1,469,919.37	0.00	0.75	to	0.90	8.83	to	15.58
	12/31/2003	4,472.57	10.29	to	10.29	46,038.60	0.00	0.90	to	0.90	30.04	to	30.04

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Transamerica Money Market
	12/31/2007		43,578.25	$11.08	to	$12.26	532,627.00	4.89%	0.75%	to	0.90%	4.24%	to	4.09%
	12/31/2006		42,638.75	10.63	to	11.78	502,272.00	4.72	0.75	to	0.90	3.95	to	3.80
	12/31/2005		40,492.60	10.23	to	11.35	458,626.82	2.93	0.75	to	0.90	2.11	to	1.96
	12/31/2004		33,182.30	10.02	to	11.13	367,139.64	1.03	0.75	to	0.90	0.18	to	0.10
	12/31/2003		25,678.22	11.12	to	11.12	285,545.48	0.82	0.90	to	0.90	(0.11)	to	(0.11)

Transamerica Small/MidCap Value
	12/31/2007		23,771.14	18.33	to	18.64	442,320.00	0.99	0.75	to	0.90	23.81	to	23.62
	12/31/2006		13,064.38	14.80	to	15.07	196,804.00	0.89	0.75	to	0.90	17.17	to	17.00
	12/31/2005		6,347.96	12.63	to	12.88	81,248.44	0.41	0.75	to	0.90	12.71	to	12.55
	12/31/2004	(1)	4,740.03	11.21	to	11.45	53,784.32	0.00	0.75	to	0.90	12.09	to	14.47

Transamerica U.S. Government Securities
	12/31/2007		836.72	10.95	to	11.91	9,968.00	4.45	0.75	to	0.90	5.25	to	5.10
	12/31/2006		1,345.61	10.40	to	11.34	15,254.00	1.50	0.75	to	0.90	2.50	to	2.35
	12/31/2005		5,100.22	10.15	to	11.08	54,632.05	4.23	0.75	to	0.90	1.47	to	1.32
	12/31/2004		4,814.90	10.00	to	10.93	50,771.43	3.08	0.75	to	0.90	0.01	to	2.37
	12/31/2003		2,714.20	10.68	to	10.68	28,981.25	2.05	0.90	to	0.90	2.03	to	2.03

Transamerica Value Balanced
	12/31/2007		45,605.11	13.73	to	15.75	717,917.00	2.58	0.75	to	0.90	5.92	to	5.76
	12/31/2006		46,834.24	12.96	to	14.89	697,179.00	2.50	0.75	to	0.90	14.41	to	14.24
	12/31/2005		49,825.04	11.33	to	13.03	645,897.90	2.67	0.75	to	0.90	5.80	to	5.64
	12/31/2004		49,109.48	10.71	to	12.34	602,537.16	1.30	0.75	to	0.90	7.08	to	8.98
	12/31/2003		35,480.66	11.32	to	11.32	401,607.80	3.11	0.90	to	0.90	19.09	to	19.09

Van Kampen Mid-Cap Growth
	12/31/2007		349,591.58	15.50	to	13.05	4,572,370.00	0.00	0.75	to	0.90	21.62	to	21.43
	12/31/2006		337,763.26	12.75	to	10.74	3,628,821.00	0.00	0.75	to	0.90	9.09	to	8.93
	12/31/2005		335,970.38	11.69	to	9.86	3,317,252.87	0.09	0.75	to	0.90	6.75	to	6.59
	12/31/2004		318,954.52	10.95	to	9.25	2,954,532.02	0.00	0.75	to	0.90	9.48	to	6.18
	12/31/2003		285,814.92	8.71	to	8.71	2,490,493.16	0.00	0.90	to	0.90	27.01	to	27.01

ProFund VP Bull
	12/31/2007		185.57	11.78	to	11.75	2,181.00	0.06	0.75	to	0.90	2.78	to	2.62
	12/31/2006	(1)	5,201.03	11.46	to	11.45	59,609.00	0.00	0.75	to	0.90	14.61	to	14.52

ProFund VP Money Market
	12/31/2007		1,197.22	10.49	to	10.47	12,535.00	2.32	0.75	to	0.90	2.99	to	2.84
	12/31/2006	(1)	—	10.19	to	10.18	—	0.00	0.75	to	0.90	1.89	to	1.81

ProFund VP NASDAQ-100
	12/31/2007		696.43	13.36	to	13.33	9,280.00	0.00	0.75	to	0.90	16.74	to	16.57
	12/31/2006	(1)	—	11.44	to	11.43	—	0.00	0.75	to	0.90	14.41	to	14.31

ProFund VP Short Small-Cap
	12/31/2007		11,939.16	9.15	to	9.13	109,214.00	0.53	0.75	to	0.90	3.75	to	3.59
	12/31/2006	(1)	10,992.14	8.82	to	8.81	96,839.00	0.15	0.75	to	0.90	(11.83)	to	(11.90)

ProFund VP Small-Cap
	12/31/2007		904.05	10.92	to	10.90	9,852.00	0.34	0.75	to	0.90	(2.95)	to	(3.09)
	12/31/2006	(1)	1,599.07	11.25	to	11.25	17,985.00	0.00	0.75	to	0.90	12.54	to	12.45

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Fidelity VIP Contrafund®
	12/31/2007		30,977.18	$15.28	to	$15.28	473,371.00	0.77%	0.90%	to	0.90%	16.25%	to	16.25%
	12/31/2006		30,566.38	13.15	to	13.15	401,798.00	1.00	0.90	to	0.90	10.44	to	10.44
	12/31/2005		29,420.44	11.90	to	11.90	350,174.84	0.12	0.90	to	0.90	15.61	to	15.61
	12/31/2004		27,475.32	10.30	to	10.30	282,869.21	0.22	0.90	to	0.90	14.13	to	14.13
	12/31/2003		27,214.59	9.02	to	9.02	245,497.97	0.29	0.90	to	0.90	27.05	to	27.05

Fidelity VIP Equity-Income
	12/31/2007		23,485.58	14.28	to	14.28	335,274.00	1.63	0.90	to	0.90	0.36	to	0.36
	12/31/2006		23,280.79	14.22	to	14.22	331,145.00	2.95	0.90	to	0.90	18.86	to	18.86
	12/31/2005		22,822.80	11.97	to	11.97	273,114.99	1.40	0.90	to	0.90	4.63	to	4.63
	12/31/2004		21,397.09	11.44	to	11.44	244,720.28	1.48	0.90	to	0.90	10.24	to	10.24
	12/31/2003		22,328.37	10.37	to	10.37	231,653.75	1.55	0.90	to	0.90	28.87	to	28.87

Fidelity VIP Growth Opportunities
	12/31/2007		16,963.32	10.04	to	10.04	170,231.00	0.00	0.90	to	0.90	21.80	to	21.80
	12/31/2006		16,023.33	8.24	to	8.24	132,014.00	0.45	0.90	to	0.90	4.18	to	4.18
	12/31/2005		15,290.82	7.91	to	7.91	120,920.09	0.61	0.90	to	0.90	7.71	to	7.71
	12/31/2004		13,442.72	7.34	to	7.34	98,695.93	0.32	0.90	to	0.90	5.93	to	5.93
	12/31/2003		14,003.11	6.93	to	6.93	97,050.82	0.46	0.90	to	0.90	28.25	to	28.25

Fidelity VIP Index 500
	12/31/2007		8,360.27	13.53	to	13.56	113,384.00	1.97	0.75	to	0.90	4.39	to	4.24
	12/31/2006		1,803.00	12.96	to	13.01	23,434.00	2.27	0.75	to	0.90	14.57	to	14.41
	12/31/2005		4,612.75	11.31	to	11.37	52,331.70	1.56	0.75	to	0.90	3.81	to	3.63
	12/31/2004	(1)	2,000.00	10.89	to	10.97	49,225.68	0.00	0.75	to	0.90	8.95	to	9.75

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest. These ratios are annualized for periods less than one year.
**	These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. These charges range from .25% to .85% of the average contract owner’s account value depending on the options selected. Refer to the product’s prospectus for specific details. Expense ratios for periods of less than one year have been annualized.
**	The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio.

5. Administrative, Mortality, and Expense Risk Charge

Under some forms of the policies, a sales charge and premium taxes are deducted by TFLIC prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply.

Under all forms of the policy, monthly charges against policy cash values are made to compensate TFLIC for costs of insurance provided.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

A daily charge equal to an annual rate of .75% or .90% of average daily net assets is assessed to compensate TFLIC for assumption of mortality and expense risks in connection with the issuance and administration of the policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

6. Income Taxes

Operations of the Life Account form a part of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Life Account are accounted for separately from other operations of TFLIC for purposes of federal income taxation. The Life Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TFLIC. Under existing federal income tax laws, the income of the Life Account is not taxable to TFLIC, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Life Account.

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Financial Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Financial Life Insurance Company (an indirect wholly owned subsidiary of AEGON N.V.) as of December 31, 2007 and 2006, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2007. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Financial Life Insurance Company at December 31, 2007 and 2006, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2007.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Financial Life Insurance Company at December 31, 2007 and 2006, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2007, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2006 Transamerica Financial Life Insurance Company changed its accounting for investments in certain low income housing tax credit properties.

March 28, 2008

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Data)

	December 31
	2007	2006
Admitted assets
Cash and invested assets:
Bonds:
Affiliated entities	$5,000	$5,000
Unaffiliated entities	5,743,314	6,273,620
Preferred stocks	155,785	145,220
Common stocks:
Affiliated entities (cost: 2007—$1,762; 2006—$1,208)	2,107	1,382
Unaffiliated (cost: 2007—$3,777; 2006—$44,627)	16,183	57,501
Mortgage loans on real estate	1,174,369	1,063,723
Policy loans	49,804	46,470
Receivable for securities	–	16,332
Cash, cash equivalents and short-term investments	740,228	229,354
Other invested assets	112,326	80,652

Total cash and invested assets	7,999,116	7,919,254

Premiums deferred and uncollected	89,796	105,530
Due and accrued investment income	75,511	82,969
Net deferred income tax asset	15,104	17,848
Reinsurance receivable	37,076	48,703
Receivable from parent, subsidiaries and affiliates	22,117	9,827
Accounts receivable	97,510	56,889
Other admitted assets	4,123	4,243
Separate account assets	9,431,392	8,557,416

Total admitted assets	$17,771,745	$16,802,679

	December 31
	2007	2006
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$942,064	$904,998
Annuity	5,710,310	5,590,652
Accident and health	35,933	35,623
Policy and contract claim reserves:
Life	85,751	101,694
Accident and health	13,596	12,686
Liability for deposit-type contracts	284,489	268,161
Other policyholders’ funds	910	765
Transfers to (from) separate accounts due or accrued	(14,204)	1,637
Remittances and items not allocated	197,581	140,734
Borrowed money	–	74,046
Asset valuation reserve	101,179	90,484
Interest maintenance reserve	38,454	33,043
Funds held under coinsurance and other reinsurance treaties	9,285	9,710
Reinsurance in unauthorized companies	19,467	5,873
Commissions and expense allowances payable on reinsurance assumed	11,650	14,151
Payable for securities	935	11,185
Payable to affiliates	62,963	29,666
Federal and foreign income taxes payable	1,011	5,034
Other liabilities	28,385	27,162
Separate account liabilities	9,428,691	8,557,298

Total liabilities	16,958,450	15,914,602

Capital and surplus:
Common stock, $125 per share par value, 16,466 shares authorized, issued and outstanding	2,058	2,058
Preferred stock, $10 per share par value, 44,175 shares authorized, issued and outstanding	442	442
Paid-in surplus	601,519	602,130
Special surplus	3,791	2,825
Unassigned surplus	205,485	280,622

Total capital and surplus	813,295	888,077

Total liabilities and capital and surplus	$17,771,745	$16,802,679

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
Revenue:
Premiums and other considerations, net of reinsurance:
Life	$374,806	$379,741	$249,826
Annuity	3,109,527	2,153,973	2,213,609
Accident and health	55,118	53,652	58,083
Net investment income	427,355	417,646	420,913
Amortization of interest maintenance reserve	5,846	9,968	14,342
Commissions and expense allowances on reinsurance ceded	60,183	55,505	113,924
Income from fees associated with investment management, administration and contract guarantees for separate accounts	71,419	68,205	59,950
Reinsurance reserve adjustment	(365)	(3,314)	(8,546)
Consideration on reinsurance transaction	15,520	20,198	—
Other income	9,871	4,102	5,755

	4,129,280	3,159,676	3,127,856
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	282,502	317,136	223,756
Surrender benefits	2,724,328	2,747,378	2,052,174
Other benefits	79,802	76,848	74,894
Increase (decrease) in aggregate reserves for policies and contracts:
Life	37,066	49,098	33,552
Annuity	119,658	(125,069)	(49,133)
Accident and health	310	9,433	(493)

	3,243,666	3,074,824	2,334,750
Insurance expenses:
Commissions	127,354	130,659	169,842
General insurance expenses	98,975	86,676	88,317
Taxes, licenses and fees	8,763	6,048	227
Net transfers to (from) separate accounts	456,130	(279,236)	396,035
Experience refunds	45,429	17,314	(14,106)
Other expenses	(4,213)	(2,257)	2,453

	732,438	(40,796)	642,768

Total benefits and expenses	3,976,104	3,034,028	2,977,518

Gain from operations before dividends to policyholders, federal income tax expense and net realized capital losses on investments	153,176	125,648	150,338
Dividends to policyholders	6	—	104

Gain from operations before federal income tax expense and net realized capital losses on investments	153,170	125,648	150,234
Federal income tax expense	36,347	27,475	31,920

Gain from operations before net realized capital losses on investments	116,823	98,173	118,314
Net realized capital losses on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	7,937	(4,906)	(1,608)

Net income	$124,760	$93,267	$116,706

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Paid-in Surplus	Special Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2005	$2,058	$442	$600,922	$2,794	$84,483	$690,699
Net income	—	—	—	732	115,974	116,706
Change in nonadmitted assets	—	—	—	—	43,676	43,676
Change in unrealized capital gains/losses	—	—	—	—	(2,741)	(2,741)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	4,170	4,170
Change in asset valuation reserve	—	—	—	—	(12,286)	(12,286)
Change in net deferred income tax asset	—	—	—	—	(31,257)	(31,257)
Reinsurance transactions	—	—	—	—	(2,620)	(2,620)
Dividend to stockholder	—	—	—	—	(5,000)	(5,000)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	749	—	—	749

Balance at December 31, 2005	2,058	442	601,671	3,526	194,399	802,096
Net income (loss)	—	—	—	(701)	93,968	93,267
Change in nonadmitted assets	—	—	—	—	(11,352)	(11,352)
Change in net unrealized capital gains/losses	—	—	—	—	(369)	(369)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	(1,363)	(1,363)
Change in asset valuation reserve	—	—	—	—	(10,516)	(10,516)
Change in net deferred income tax asset	—	—	—	—	17,113	17,113
Reinsurance transactions	—	—	—	—	(995)	(995)
Cumulative effect of change in accounting principles	—	—	—	—	(40)	(40)
Change in surplus in separate accounts	—	—	—	—	(223)	(223)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	459	—	—	459

Balance at December 31, 2006	$2,058	$442	$602,130	$2,825	$280,622	$888,077

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Paid-in Surplus	Special Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2006	$2,058	$442	$602,130	$2,825	$280,622	$888,077
Net income	—	—	—	966	123,794	124,760
Change in nonadmitted assets	—	—	—	—	32,372	32,372
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	12,415	12,415
Change in net unrealized foreign exchange capital gains/losses, net of tax	—	—	—	—	11	11
Change in liability for reinsurance in unauthorized companies	—	—	—	—	(13,594)	(13,594)
Change in asset valuation reserve	—	—	—	—	(10,695)	(10,695)
Change in net deferred income tax asset	—	—	—	—	(21,027)	(21,027)
Reinsurance transactions	—	—	—	—	(995)	(995)
Change in surplus in separate accounts	—	—	—	—	2,582	2,582
Dividend to stockholder	—	—	—	—	(200,000)	(200,000)
Return of capital related to stock appreciation rights plan of indirect parent	—	—	(611)	—	—	(611)

Balance at December 31, 2007	$2,058	$442	$601,519	$3,791	$205,485	$813,295

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
Operating activities
Premiums collected, net of reinsurance	$3,556,342	$2,581,640	$2,535,755
Net investment income	450,723	440,921	445,613
Miscellaneous income	144,342	326,678	168,131
Benefit and loss related payments	(3,122,787)	(3,168,580)	(2,303,367)
Net transfers (to) from separate account	(471,971)	277,836	(391,702)
Commissions, expenses paid and aggregate write-ins for deductions	(265,689)	(226,521)	(249,330)
Dividends paid to policyholders	(6)	—	(104)
Federal and foreign income taxes paid	(52,475)	(8,119)	(30,924)

Net cash provided by operating activities	238,479	223,855	174,072

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	3,515,383	3,953,279	3,235,404
Preferred stock	61,968	67,383	5,343
Common stock	85,304	61,034	53,797
Mortgage loans	164,207	81,313	123,334
Other invested assets	24,243	6,964	10,162
Miscellaneous proceeds	16,332	3,989	1,138

Total investment proceeds	3,867,437	4,173,962	3,429,178

Cost of investments acquired:
Bonds	(2,991,765)	(3,711,556)	(3,240,283)
Preferred stock	(69,961)	(95,149)	(5,293)
Common stock	(26,536)	(29,369)	(87,617)
Mortgage loans	(277,482)	(353,100)	(288,647)
Other invested assets	(41,803)	(53,554)	(11,942)
Miscellaneous applications	(11,237)	(17,060)	(121,609)

Total cost of investments acquired	(3,418,784)	(4,259,788)	(3,755,391)
Net increase in policy loans	(3,353)	(2,614)	(1,732)

Net cost of investments acquired	(3,422,137)	(4,262,402)	(3,757,123)

Net cash provided by (used in) investing activities	445,300	(88,440)	(327,945)

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
Financing and miscellaneous activities
Net deposits on deposit-type contracts and other insurance liabilities	$62,521	$(15,910)	$56,797
Borrowed funds received (returned)	(73,684)	73,683	—
Dividends to stockholders	(200,000)	—	(5,000)
Funds withheld under reinsurance treaties with unauthorized reinsurers	(1,968)	(201,054)	934
Other cash provided (used)	40,226	75,517	(38,312)

Net cash provided by (used in) financing and miscellaneous activities	(172,905)	(67,764)	14,419

Net increase (decrease) in cash and short-term investments	510,874	67,651	(139,454)

Cash, cash equivalents and short-term investments:
Beginning of year	229,354	161,703	301,157

End of year	$740,228	$229,354	$161,703

Non-cash proceeds:
Schedule reclasses	$1,974	$113,292	$—

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by AEGON USA, Inc. (AEGON) and minority owned by Transamerica Occidental Life Insurance Company (TOLIC). Both AEGON and TOLIC are indirect, wholly owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company primarily sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP is based on quoted market prices.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS AND ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, all derivatives are reported on the balance sheet at fair value, the effective and ineffective portions of a single hedge are accounted for separately, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

Valuation allowances for mortgage loans are established, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily deferred tax assets, amounts recoverable from reinsurers, goodwill and other assets not specifically identified as an admitted asset with the NAIC Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are non-admitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years and a valuation allowance is established for deferred income tax assets not expected to be realizable.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting practices are as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a designation of an NAIC 6, are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6 which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except principal-only and interest-only securities, which are valued using the prospective method.

Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. Reclassifications of securities from bonds to preferred stock have been made by the Company in the amount of $1,974 and $113,292 as of December 31, 2007 and 2006, respectively, due to the SVO identification of such securities. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating. A corresponding reclassification was not made as of December 31, 2005.

Common stocks of unaffiliated companies are reported at fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with an adjustment for federal income taxes.

Common stocks of noninsurance subsidiaries are accounted for based on audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses.

There are no restrictions on common or preferred stock.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances. Other “admitted assets” are valued principally at cost.

The Company has minor ownership interests in limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee. The Company did not recognize any impairment write-down for its investments in limited partnerships during the years ended December 31, 2007, 2006 and 2005.

Investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2007 and 2006, the Company excluded investment income due and accrued of $607 and $443, respectively, with respect to such practices.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company. At December 31, 2006, securities with a book value of $73,314 and a market value of $73,499 were subject to dollar reverse repurchase agreements. The Company did not participate in dollar reverse repurchase agreements at December 31, 2007.

Derivative Instruments

Swaps that are designated in hedging relationships and meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, on the financial statements with any premium or discount amortized into income over the life of the contract. For foreign currency swaps, the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financials statements.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, a premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The carrying amount of derivative instruments is included in either the other invested assets or the other liabilities on the balance sheet, depending upon the balance of the derivative as of the end of the reporting period. As of December 31, 2007, derivatives in the amount of $6,322 were reflected in other invested assets. As of December 31, 2006, derivatives in the amount of $7,013 were reflected in other liabilities.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the policies. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.0% to 7.25% and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.5% to 8.25% and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits or changes in reserves in the statement of operations.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Separate Accounts

The majority of the separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-tem bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at market value. With the exception of some guaranteed separate accounts, the investment risks associated with market value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 3% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $1,919,366, $1,481,491 and $1,594,964, in 2007, 2006 and 2005, respectively. In addition, the Company received $71,419, $68,205 and $59,950, in 2007, 2006 and 2005, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 through 2007, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to capital and surplus. The Company recorded (income) expense of $(611), $345 and $587 for the years ended December 31, 2007, 2006 and 2005, respectively. In addition, the Company recorded an adjustment to capital and surplus for the tax affected portion of the income tax expense recorded for these plans over and above the amount reflected in the statement of operations in the amount of $315, $114 and $162 for years ended December 31, 2007, 2006 and 2005, respectively.

Reclassifications

Certain reclassifications have been made to the 2006 and 2005 financial statements to conform to the 2007 presentation.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Accounting Changes

Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (LIHTC) properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company’s investments in LIHTC investments were reported in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities and carried at audited GAAP equity. The cumulative effect is the difference between the audited GAAP equity amount at December 31, 2005 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by and $40 at January 1, 2006.

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, cash equivalents and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

Investment securities: Fair values for investment securities are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices by other third party organizations, where available.

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal its carrying amount.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

Interest rate swaps and credit swaps: Estimated fair values of interest rate swaps and credit swaps are based on the pricing models or formulas using current assumptions.

Separate account assets: The fair values of separate account assets are based on quoted market prices.

Investment contracts: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Borrowed money: Carrying value of borrowed money approximates fair value.

Receivable for securities and payable for securities: The carrying amounts reported in the statutory-basis balance sheet for these instruments, approximates their fair value.

Separate account annuity liabilities: The fair value of separate account annuity liabilities approximate the market value of the separate account assets.

Fair values for the Company’s liabilities for insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

	December 31
	2007		2006
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash, cash equivalents and short-term investments, unaffiliated	$618,428	$618,428	$197,554	$197,554
Bonds, unaffiliated	5,743,314	5,712,081	6,273,620	6,295,839
Preferred stocks	155,785	151,975	145,220	151,385
Common stocks, unaffiliated	16,183	16,183	57,501	57,501
Mortgage loans on real estate	1,174,369	1,191,090	1,063,723	1,074,265
Policy loans	49,804	49,804	46,470	46,470
Interest rate swaps	6,322	11,655	(7,013)	(11,467)
Credit default swaps	—	45	—	72
Separate account assets	9,431,392	9,423,022	8,557,416	8,543,018

Liabilities
Investment contract liabilities	5,258,703	5,156,842	5,618,274	5,506,656
Borrowed money	—	—	74,046	74,046
Separate account annuity liabilities	9,200,295	9,210,411	8,385,517	8,350,197

4. Investments

The carrying amounts (cost for common stocks) and estimated fair values of investments in bonds, preferred and common stocks were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2007
Bonds:
United States Government and agencies	$150,766	$7,235	$—	$25	$157,976
State, municipal and other government	121,318	7,414	199	2,683	125,850
Public utilities	437,529	8,829	3,039	3,428	439,890
Industrial and miscellaneous	2,987,224	53,631	21,133	27,834	2,991,889
Mortgage-backed and asset-backed securities	2,046,477	9,747	17,015	42,733	1,996,476

	5,743,314	86,856	41,386	76,703	5,712,081
Preferred stocks	155,785	2,229	286	5,753	151,975
Common stocks	3,777	12,406	—	—	16,183

	$5,902,876	$101,491	$41,672	$82,456	$5,880,239

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2006
Bonds:
United States Government and agencies	$308,418	$5,320	$3,166	$69	$310,503
State, municipal and other government	161,267	14,269	496	30	175,010
Public utilities	525,098	10,704	6,866	809	528,127
Industrial and miscellaneous	3,236,454	58,040	37,252	6,415	3,250,827
Mortgage-backed and asset-backed securities	2,042,383	12,416	20,827	2,599	2,031,372

	6,273,620	100,749	68,607	9,922	6,295,839
Preferred stocks	145,220	6,888	571	152	151,385
Common stocks	44,627	13,714	—	840	57,501

	$6,463,467	$121,351	$69,178	$10,914	$6,504,725

At December 31, 2007, the Company held bonds with a carrying value of $1,985 and amortized cost of $3,064 that have an NAIC rating of 6 which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

At December 31, 2007 and 2006, respectively, for securities that have been in a continuous loss position greater than or equal to twelve months, the Company held 309 and 498 securities with a carrying value of $1,399,310 and $2,511,398 and an unrealized loss of $41,672 and $69,178 with an average price of 97.0 and 98.7 (NAIC market value/amortized cost). Of this portfolio, 95.76% and 94.18% were investment grade with associated unrealized losses of $37,920 and $62,305, respectively.

At December 31, 2007 and 2006, respectively, for securities that have been in an unrealized loss position for less than twelve months, the Company held 401 and 258 securities with a carrying value of $1,911,941 and $1,119,662 and an unrealized loss of $82,456 and $10,074 with an average price of 95.7 and 89.6 (NAIC market value/amortized cost). Of this portfolio, 90.22% and 95.73% were investment grade with associated unrealized losses of $72,859 and $8,758, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

The Company closely monitors below investment grade holdings and those investment grade issuers and industry sectors where the Company has concerns. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying value. Additionally, financial condition, near-term prospects of the issuer, nationally recognized credit rating changes and cash flow trends and underlying levels of collateral, for asset-backed securities only, are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

The estimated fair value of bonds and redeemable preferred stocks with unrealized losses is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2007
Bonds:
United States Government and agencies	$—	$2,810	$2,810
State, municipal and other government	4,330	28,588	32,918
Public utilities	115,784	106,352	222,136
Industrial and miscellaneous	647,377	830,946	1,478,323
Mortgage and other asset-backed securities	585,848	779,520	1,365,368

	1,353,339	1,748,216	3,101,555
Preferred stocks	4,298	81,269	85,567

	$1,357,637	$1,829,485	$3,187,122

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2006
Bonds:
United States Government and agencies	$112,740	$11,761	$124,501
State, municipal and other government	13,759	4,439	18,198
Public utilities	229,561	87,678	317,239
Industrial and miscellaneous	1,283,478	534,553	1,818,031
Mortgage and other asset-backed securities	781,218	448,130	1,229,348

	2,420,756	1,086,561	3,507,317
Preferred stocks	21,463	23,028	44,491

	$2,442,219	$1,109,589	$3,551,808

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

The carrying amounts and estimated fair values of bonds at December 31, 2007, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$326,566	$326,131
Due after one year through five years	1,556,212	1,561,007
Due after five years through ten years	1,126,157	1,123,685
Due after ten years	687,902	704,783

	3,696,837	3,715,616
Mortgage-backed and asset-backed securities	2,046,477	1,996,475

	$5,743,314	$5,712,081

Subprime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority. The Company’s businesses in the United States do not sell or buy subprime mortgages directly. The Company’s position is related to so-called “asset-backed securities” (ABS). These securities are pools of mortgages that have been securitized and offered to investors as asset-backed securities, where the mortgages are collateral. Most of the underlying mortgages within the pool have FICO scores below 660. Therefore, the ABS has been classified by the Company as a subprime mortgage position. Also included in the Company’s total subprime mortgage position are ABS with second lien mortgages as collateral. The second lien mortgages may not necessarily have subprime FICO scores; however, the Company has included these ABS in its subprime position as it’s the second priority in terms of repayment. The Company does not have any “direct” residential mortgages to subprime borrowers outside of the ABS structures.

For asset backed securities in an unrealized loss position, the Company would consider them for impairment when there has been an adverse change in estimated cash flows from the cash flows previously projected at purchase, which is in accordance with Statement of Statutory Accounting Principles (SSAP) No. 43. The Company has not impaired any of its subprime mortgage positions in 2006 or 2007.

The following table provides the actual cost, carrying value and fair value by asset class of the Company’s subprime mortgage position at December 31, 2007:

	Actual Cost	Carrying Value	Fair Value
Residential Mortgage Backed Securities	$320,953	$320,959	$295,347
Collateralized Debt Obligations	1,768	1,768	1,768

	$322,721	$322,727	$297,115

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

A detail of net investment income is presented below:

	Year Ended December 31
	2007	2006	2005
Income:
Bonds	$343,971	$363,808	$370,683
Mortgage loans on real estate	71,577	55,216	44,412
Common and preferred stocks	10,929	10,444	630
Policy loans	3,059	2,950	2,668
Derivative investments	(3,972)	(3,246)	7,643
Short-term investments, cash equivalents and cash	11,565	4,581	4,756
Other	6,406	3,766	9,723

Gross investment income	443,535	437,519	440,515

Less investment expenses	16,180	19,873	19,602

Net investment income	$427,355	$417,646	$420,913

Proceeds from sales and maturities of bonds and related gross realized gains and losses were as follows:

	Year Ended December 31
	2007	2006	2005
Proceeds	$3,517,357	$4,066,571	$3,235,404

Gross realized gains	$37,105	$18,678	$28,637
Gross realized losses	(29,308)	(48,890)	(24,203)

Net realized gains (losses)	$7,797	$(30,212)	$4,434

Gross realized losses include $9,515, $8,288 and $3,842, related to losses recognized on other than temporary declines in market values of bonds for the years ended December 31, 2007, 2006 and 2005, respectively.

At December 31, 2007, investments with an aggregate carrying amount of $3,495 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Net realized capital gains (losses) on investments and change in unrealized capital gains and losses are summarized below:

	Realized
	Year Ended December 31
	2007	2006	2005
Bonds	$7,797	$(30,212)	$4,434
Common stocks	18,472	7,904	6,257
Preferred stocks	887	(484)	50
Mortgage loans on real estate	(2,702)	831	2,460
Derivative instruments	(2,435)	(11,266)	(6,760)
Other invested assets	9,595	7,108	1,138

	31,614	(26,119)	7,579

Federal income tax effect	(12,420)	6,849	(4,795)
Transfer to interest maintenance reserve	(11,257)	14,364	(4,392)

Net realized capital gains (losses) on investments	$7,937	$(4,906)	$(1,608)

	Changes in Unrealized
	Year Ended December 31
	2007	2006	2005
Bonds	$(1,009)	$2,569	$(1,717)
Common stocks	(297)	(1,200)	2,906
Derivative instruments	13,410	(10,278)	(3,970)
Other invested assets	1,388	2,234	(2,724)

Change in unrealized capital gains (losses)	$13,492	$(6,675)	$(5,505)

Gross unrealized gains (losses) in common stocks were as follows:

	December 31
	2007	2006
Unrealized gains	$12,751	$13,739
Unrealized losses	—	(691)

Net unrealized gains	$12,751	$13,048

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

There were no recorded investments in restructured securities nor any capital losses taken as a direct result of restructures in 2007. The recorded investment in restructured securities as of December 31, 2006 was $1,433. The capital losses taken as a direct result of restructures in 2006 were $202. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

There were no investments in loans for which an impairment has been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring, as of December 31, 2007 and 2006. There were no commitments to lend additional funds to debtors owing receivables whose terms have been modified in a troubled debt restructuring for either 2007 or 2006.

During 2007 the Company issued mortgage loans with interest rates ranging from 5.79% to 7.99%. The maximum percentage of any one loan to the value of the underlying real estate at origination was 79%. The Company has a mortgage or deed of trust on the property thereby creating a lien, which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property. As of December 31, 2007, the Company had no mortgage loans with interest more than 180 days overdue.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2007	2006	2005
Balance at beginning of period	$—	$—	$—
Additions, net charged to operations	—	—	400
Reduction due to write-downs charged against the allowance	—	—	400
Recoveries in amounts previously charged off	—	—	—

Balance at end of period	$—	$—	$—

During 2007, 2006, and 2005, there were no mortgage loans that were foreclosed and transferred to real estate. At December 31, 2007 and 2006, the Company held a mortgage loan loss reserve in the AVR of $11,157 and $10,105, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Geographic Distribution			Property Type Distribution
	December 31,			December 31,
	2007	2006		2007	2006
South Atlantic	23%	22%	Office	29%	29%
Pacific	23	22	Industrial	21	27
Mountain	17	20	Retail	19	17
W. South Central	12	8	Agricultural	10	6
Mid-Atlantic	9	8	Apartment	9	8
E. North Central	7	9	Medical	6	7
W. North Central	3	5	Other	6	6
E. South Central	3	4
New England	3	2

At December 31, 2007, the Company had one Low Income Housing Tax Credit. The remaining years of unexpired tax credits was seven and the property was not subject to regulatory review. The length of time remaining for holding period was eleven years. There are no contingent equity commitments expected to be paid during the years 2008 to 2018. There were no impairment losses, write-downs or reclassifications during the year related to this credit.

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values and ease the execution of larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2007 and 2006, the Company had replicated assets with a fair value of $6,901 and $7,088, respectively, and credit default swaps with a fair value of $45 and $72, respectively. During the years ended December 31, 2007, 2006 and 2005, the Company did not recognize any capital losses related to replication transactions.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of ‘A’ or better. At December 31, 2007, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $17,979.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets. At December 31, 2007, the fair value of all contracts, aggregated at a counterparty level, with a negative fair value amounted to $6,305.

For the years ended December 31, 2007 and 2006 the Company recorded unrealized gains (losses) of $5,986 and $(5,070), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus.

The Company did not recognize any unrealized gains or losses during 2007 or 2006 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

These instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

At December 31, 2007 and 2006, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	December 31
	2007	2006
Derivative securities:
Interest rate swaps:
Receive fixed – pay floating	$1,127,000	$716,000
Receive floating – pay fixed	179,938	251,050
Receive fixed – pay fixed	69,279	—
Receive floating – pay floating	—	100,000

The Company utilizes futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains or losses. When the contracts are closed, the Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company’s cost basis in the contract. The Company recognized net realized gains (losses) from futures contracts in the amount of $2,078, $(10,881) and $(9,313), for the years ending December 31, 2007, 2006 and 2005, respectively.

Open futures contracts at December 31, 2007, and 2006, were as follows:

Number of Contracts	Contract Type	Opening Market Value	Year-End Market Value
December 31, 2007:
230	FTSE Futures	$28,913	$29,436
171	S&P Futures	63,978	63,150
110	Nikkei Futures	15,400	14,779
60	Russell Futures	23,285	23,166

December 31, 2006:
130	FTSE Futures	$15,706	$15,813
120	S&P Futures	42,702	42,852
80	Nikkei Futures	10,958	11,603
50	Russell Futures	19,978	19,873

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Reinsurance

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance assumed and ceded amounts for the years ended December 31:

	Year Ended December 31
	2007	2006	2005
Direct premiums	$3,244,720	$2,282,667	$2,347,306
Reinsurance assumed - affiliated	151	189	279
Reinsurance assumed - unaffiliated	667,099	616,293	829,178
Reinsurance ceded - affiliated	(270,407)	(194,655)	(419,882)
Reinsurance ceded - unaffiliated	(102,112)	(117,128)	(235,363)

Net premiums earned	$3,539,451	$2,587,366	$2,521,518

Premiums ceded to affiliates for the years ended December 31, 2007, 2006 and 2005 were $270,407, $194,655 and $419,882, respectively. Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2007 and 2006 of $983,804 and $801,637, respectively.

The Company received reinsurance recoveries in the amounts of $237,826, $200,195 and $308,910, during 2007, 2006 and 2005, respectively. At December 31, 2007 and 2006, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $46,257 and $82,121, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded December 31, 2007 and 2006 of $1,216,790 and $1,037,006, respectively.

Effective January 1, 2006, the Company recaptured a modified coinsurance agreement from an unaffiliated company. As a result, modco life reserves of $125,420 were recaptured at no gain or loss.

On December 31, 2006, the Company acquired a block of credit insurance business from an unaffiliated company. The Company received consideration of $20,198 equal to the reserves and unearned premium assumed, and paid a commission expense allowance of $10,055, netting to a pre-tax loss of $10,055 ($6,535 net of tax) reflected in the Statement of Operations. Adjustments of $15,520 were made during 2007 to true up to actual 2006 reserve balances.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Reinsurance (continued)

During 2002, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd. (TIRE), an affiliate of the Company. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce business was $9,953, which was credited directly to unassigned surplus. The Company has amortized $995 into earnings during 2007, 2006 and 2005 with a corresponding charge to unassigned surplus.

During 2005, the Company executed novation agreements associated with 18 reinsurance treaties from an affiliated entity, Transamerica International Re (Bermuda) Ltd. As a result of the novations, $181,147 of statutory reserves was assumed. Subsequently, the Company entered into a reinsurance agreement to cede these risks back to Transamerica International Re (Bermuda) Ltd. These transactions occurred with no gain or loss in the statement of operations or capital and surplus.

During 2001, the Company assumed certain traditional life insurance contracts from TOLIC. The Company recorded goodwill of $14,280 related to this transaction. The related amortization was $1,433 during 2007, 2006 and 2005. The remaining goodwill balance has been nonadmitted at December 31, 2007 and 2006.

During 2001, the Company entered into an indemnity reinsurance agreement on an inforce block of business with an unaffiliated company. The net of tax impact of $6,500 related to this transaction has been recorded directly to unassigned surplus. Subsequent to the initial gain, the Company has amortized $1,625 into earnings during 2005 with a corresponding charge to unassigned surplus. At December 31, 2005, the deferred gain has been completely amortized out of unassigned surplus and into income.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes

The components of deferred taxes amounts are as follows:

	December 31
	2007	2006
Deferred tax assets:
Nonadmitted assets	$3,455	$7,789
Deferred acquisition costs	23,987	24,765
Reserves	30,818	30,156
§197 intangible amortization	3,986	7,861
Unrealized capital losses	3,891	7,850
Partnerships	—	4,801
Deferred intercompany losses	3,057	993
Other	6,926	3,609

Total deferred income tax assets	76,120	87,824

Nonadmitted deferred tax assets	34,612	53,977

Admitted deferred tax assets	41,508	33,847

Deferred tax liabilities:
Section 807(f) adjustments	3,144	3,347
Partnerships	5,199	—
Unrealized capital gains	13,728	9,769
Derivatives	2,329	1,823
Other	2,004	1,060

Total deferred income tax liabilities	26,404	15,999

Net admitted deferred tax asset	$15,104	$17,848

The change in net deferred income tax assets are as follows:

	December 31
	2007	2006	Change
Total deferred tax assets	$76,120	$87,824	$(11,704)
Total deferred tax liabilities	26,404	15,999	(10,405)

Net deferred tax asset	$49,716	$71,825	(22,109)

Tax effect of unrealized gains (losses)			1,082

Change in net deferred income tax			$(21,027)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

	December 31
	2006	2005	Change
Total deferred tax assets	$87,824	$85,649	$2,175
Total deferred tax liabilities	15,999	37,244	21,245

Net deferred tax asset	$71,825	$48,405	23,420

Tax effect of unrealized gains (losses)			(6,307)

Change in net deferred income tax			$17,113

Nonadmitted deferred tax assets decreased (increased) $19,365, $24,781 and $(27,718) for 2007, 2006 and 2005, respectively.

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

	Year Ended December 31
	2007	2006	2005
Income tax expense (benefit) on operational gains and capital gains (losses) on investments computed at the federal statutory rate (35%)	$64,675	$34,835	$55,235
§197 intangibles	(3,875)	(3,875)	(3,875)
Amortization of IMR	(2,046)	(3,489)	(5,020)
Deferred acquisition costs – tax basis	62	5,609	(1,804)
Dividends received deduction	(3,056)	(2,463)	(3,191)
Investment income items	(940)	(2,611)	(757)
Low income housing credits	(2,028)	(2,158)	(1,730)
Prior year over accrual	(3,200)	(4,941)	(3,446)
Reinsurance transactions	(348)	(348)	(917)
Tax reserve valuation	324	(20)	3,209
All other adjustments	(801)	87	(989)

Federal income tax expense on operations and capital gains (losses) on investments	48,767	20,626	36,715
Less tax (benefit) on capital gains (losses)	12,420	(6,849)	4,795

Total federal income tax expense	$36,347	$27,475	$31,920

The total statutory income taxes are computed as follows:

	Year Ended December 31
	2007	2006	2005
Federal income tax expense on operations and capital gains (losses) on investments	$48,767	$20,626	$36,715
Change in net deferred income taxes	21,027	(17,113)	(31,527)

Total statutory income taxes	$69,794	$(3,513)	$(5,188)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carry forwards are determined on the basis of the consolidated group. At December 31, 2006 the life subgroup had no loss carryforwards. At December 31, 2007 the life subgroup had $71,230 of general business credit carryforwards and $25,067 of foreign tax credit carryforwards which originated in 2006 and 2007. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income. A tax return has not been filed for 2007.

Income taxes incurred during 2007 and 2005 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $59,017 and $286,973, respectively. There were no income taxes available for recoupment in 2006.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as “the policyholders’ surplus account”. Due to United States tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 are deemed to come first out of the policyholder surplus account balance on a tax free basis. During 2005, the Company made a distribution from the policyholder surplus account which reduced its balance at December 31, 2005 to zero.

The amount of tax contingencies calculated for the Company as of December 31, 2007 and 2006 is not material to the Company’s financial position. Therefore, the total amount of tax contingencies that, if recognized, would affect the effective income tax rate is immaterial. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest expense related to income taxes for the years ended December 31, 2007 and 2006 was not material and the Company recorded no liability for penalties.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2000. The examination for 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions. An examination is underway for 2005 and 2006.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2007		2006
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal:
With market value adjustment	$1,066,355	7%	$1,160,610	8%
At book value less surrender charge of 5% or more	1,129,978	7	1,603,972	12
At fair value	4,892,449	32	4,444,067	31

Total with adjustment or at market value	7,088,782	46	7,208,649	51
At book value without adjustment (with minimal or no charge or adjustment)	2,872,403	19	2,736,232	19
Not subject to discretionary withdrawal	5,244,435	35	4,311,175	30

Total annuity reserves and deposit fund liabilities before reinsurance	15,205,620	100%	14,256,056	100%
Less reinsurance ceded	1,623		1,391

Net annuity reserves and deposit fund liabilities	$15,203,997		$14,254,665

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2007 and 2006 is as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

	Non-indexed Guaranteed Less than 4%	Non-guaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2007	$921,674	$997,692	$1,919,366

Reserves at December 31, 2007 for separate accounts with assets at:
Fair value	$2,015,589	$4,548,709	$6,564,298
Amortized cost	2,696,453	—	2,696,453

Total	$4,712,042	$4,548,709	$9,260,751

Reserves for separate accounts by withdrawal characteristics at December 31, 2007:
Subject to discretionary withdrawal:
With market value adjustment	$177,056	$—	$177,056
At book value without market value adjustment and with current surrender charge of 5% or more	61,704	—	61,704
At fair value	401,910	4,548,709	4,950,619
At book value without market value adjustment and with current surrender charge of less than 5%	84,649	—	84,649

Subtotal	725,319	4,548,709	5,274,028
Not subject to discretionary withdrawal	3,986,723	—	3,986,723

Total separate account liabilities at December 31, 2007	$4,712,042	$4,548,709	$9,260,751

	Non-indexed Guaranteed Less than 4%	Non-guaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2006	$804,838	$676,653	$1,481,491

Reserves at December 31, 2006 for separate accounts with assets at:
Fair value	$1,972,334	$4,340,800	$6,313,134
Amortized cost	2,120,187	—	2,120,187

Total	$4,092,521	$4,340,800	$8,433,321

Reserves for separate accounts by withdrawal characteristics at December 31, 2006:
Subject to discretionary withdrawal:
With market value adjustment	$258,666	$—	$258,666
At book value without market value adjustment and with current surrender charge of 5% or more	69,146	—	69,146
At fair value	148,810	4,340,800	4,489,610
At book value without market value adjustment and with current surrender charge of less than 5%	94,858	—	94,858

Subtotal	571,480	4,340,800	4,912,280
Not subject to discretionary withdrawal	3,521,041	—	3,521,041

Total separate account liabilities at December 31, 2006	$4,092,521	$4,340,800	$8,433,321

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2007	2006	2005
Transfers as reported in the summary of operations of the separate accounts annual statement:
Transfers to separate accounts	$1,919,377	$1,481,563	$1,594,964
Transfers from separate accounts	(1,463,101)	(1,760,742)	(1,198,946)

Net transfers (from) to separate accounts	456,276	(279,179)	396,018

Other adjustments	(146)	(57)	17

Net transfers as set forth herein	$456,130	$(279,236)	$396,035

At December 31, 2007 and 2006, the Company had variable annuities with guaranteed living benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2007	Guaranteed Minimum Withdrawal Benefit	$10,265,272	$116,597	$—
2006	Guaranteed Minimum Withdrawal Benefit	$11,050,028	$87,719	$—

For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

At December 31, 2007 and 2006, the Company had variable annuities with guaranteed death benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2007	Guaranteed Minimum Death Benefit	$2,007,096	$4,712	$1,623
2006	Guaranteed Minimum Death Benefit	$2,125,160	$4,253	$1,391

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Reserves on the Company’s traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2007 and 2006, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading are as follows:

	Gross	Loading	Net
December 31, 2007
Life and annuity:
Ordinary direct first year business	$644	$556	$88
Ordinary direct renewal business	152,656	1,276	151,380
Group life direct business	747	151	596
Credit Life	59	—	59
Reinsurance ceded	(65,353)	—	(65,353)

Total life and annuity	88,753	1,983	86,770
Accident and health:
Direct	3,025	—	3,025
Reinsurance ceded	—	—	—

Total accident and health	3,025	—	3,025

	$91,778	$1,983	$89,795

	Gross	Loading	Net
December 31, 2006
Life and annuity:
Ordinary direct first year business	$1,739	$623	$1,116
Ordinary direct renewal business	162,023	1,306	160,717
Group life direct business	453	173	280
Credit Life	63	—	63
Reinsurance ceded	(59,237)	—	(59,237)

Total life and annuity	105,041	2,102	102,939
Accident and health:
Direct	2,591	—	2,591
Reinsurance ceded	—	—	—

Total accident and health	2,591	—	2,591

	$107,632	$2,102	$105,530

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

At December 31, 2007 and 2006, the Company had insurance in force aggregating $100,891,321 and $113,559,242, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Department of Insurance of the State of New York. The Company established policy reserves of $109,934 and $113,200 to cover these deficiencies at December 31, 2007 and 2006, respectively.

8. Capital and Surplus

As of December 31, 2007, the Company had 44,175 shares of 6% non-voting, non-cumulative preferred stock issued and outstanding. AEGON USA, Inc. owns 38,609 shares and Transamerica Occidental Life Insurance Company owns 5,566 shares. Par value is $10 per share, and the liquidation value is $1,286.72 per share.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007, the Company meets the RBC requirements.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2008, without prior regulatory approval, is $81,079.

The Company held special surplus funds in the amount of $3,791 and $2,825, as of December 31, 2007 and 2006, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

9. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair market value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned domestic securities, respectively. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair market value of the loaned security.

At December 31, 2007 and December 31, 2006, respectively, securities in the amount of $269,410 and 657,462 were on loan under security lending agreements. At December 31, 2007, the collateral the Company received from securities lending was in the form of cash.

10. Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. The Company’s allocation of pension expense for 2007, 2006 and 2005 was $7, $3 and $6, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Benefits expense of $5 was allocated each year for 2007, 2006 and 2005.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

10. Retirement and Compensation Plans (continued)

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was negligible for 2007, 2006 and 2005.

11. Related Party Transactions

In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company’s parent as needed.

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2007, 2006 and 2005, the Company paid $24,042, $24,428 and $22,416, respectively, for these services, which approximates their costs to the affiliates.

During 2006, the Company executed an administration service agreement with Transamerica Fund Advisors, Inc. to provide administrative services to the AEGON/Transamerica Series Trust.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

11. Related Party Transactions (continued)

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2007, 2006 and 2005, the Company paid net interest of $950, $870 and $688, respectively, to affiliates. At December 31, 2007 and 2006, the Company has a net amount of $40,846 and $19,839, respectively, due to affiliates. Terms of settlement require that these amounts are settled within 90 days. At December 31, 2007, the Company had short-term notes receivable of $75,100 and $46,700 from Monumental Life Insurance Company and Transamerica International Reinsurance Bermuda Ltd (TIRE), respectively. The Monumental Life note is due by December 18, 2008 and the TIRE note is due by December 27, 2008. Both notes bear interest at 4.75%. At December 31, 2006, the Company had a short-term note receivable of $31,800 from AEGON. The note was due on December 26, 2007 and had an interest rate of 5.25%. This note was repaid in February of 2007. These notes are reported as short-term investments in 2007.

No capital contributions were received in 2005, 2006, or 2007.

On December 19, 2007, the Company paid preferred and common stock dividends of $3,410 and $196,590, respectively, which were approved by the Department of Insurance of the State of New York. AEGON and TOLIC received a preferred stock dividend of $2,980 and $430, respectively, and common stock dividends of $171,820 and $24,770, respectively. The Company did not pay a common or preferred stock dividend to its parent companies in 2006.

On October 13, 2005, the Company paid a preferred and common stock dividend of $3,410 and $1,590, respectively, which were approved by the Department of Insurance of the State of New York. AEGON and TOLIC received a preferred stock dividend of $2,980 and $430, respectively and common stock dividends of $1,390 and $200, respectively.

12. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The were no securities of NAIC designation 3 or below sold during 2007 and reacquired within 30 days of the sale date.

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies

The Company has issued synthetic GIC contracts to plan sponsors totaling $124,454 as of December 31, 2007. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium, which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material effect on reported financial results. The assets relating to such contracts are not recognized in the Company’s statutory-basis financial statements. A contract reserve of $1,000 at December 31, 2007 and 2006 has been established for the possibility of unexpected benefit payments at below market interest rates.

The Company has contingent commitments for $31,276 and $46,820 at December 31, 2007 and 2006, respectively, for joint ventures, partnerships and limited liability companies. There were no LIHTC commitments as of December 31, 2007.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2007, the Company has pledged invested assets with a carrying value and market value of $15,832 and $15,617, respectively, in conjunction with these transactions.

At December 31, 2006, the net amount of securities being acquired on a “to be announced” (TBA) basis was $7,468. There were no securities being acquired on a TBA basis at December 31, 2007.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies (continued)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The guaranty fund credit was $331, $444 and $672, for 2007, 2006 and 2005, respectively.

14. Managing General Agents

For years ended December 31, 2007, 2006 and 2005, the Company had $47,145, $42,950 and $30,453, respectively, of direct premiums written by The Vanguard Group, Inc. For the year ended December 31, 2007, the Company had $5,828 and $9,420, respectively, of direct premiums written by Vision Financial Corp and Benefit Marketing Systems, Inc.

Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	Total Direct Premiums Written/ Produced By
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and income annuities	C,B,P,U	$47,145

Vision Financial Corp. 17 Church Street P.O. Box 506 Keene, NH 03431-0506	02-0430860	No	Universal life	Full service w/o claims	$5,828

Benefit Marketing Systems, Inc. 1705 W. Northwest Hwy, Ste 140 Grapevine, TX 76051	58-2022585	No	Universal life	Full service w/o claims	$9,420

15. Subsequent Events

On March 25, 2008, the Board of Directors of the Company approved the declaration, subject to regulatory approval, of a total dividend of $300,000 to its shareholders concurrent with the contribution by AEGON, as a shareholder, of $150,000 in exchange for the issuance by the Company of a surplus note totaling $150,000 issued entirely to AEGON.

Statutory-Basis Financial

Statement Schedules

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2007

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds (unaffiliated):
United States Government and government agencies and authorities	$168,187	$175,352	$168,187
States, municipalities and political subdivisions	123,061	124,448	123,061
Foreign governments	110,030	114,294	110,030
Public utilities	437,529	439,890	437,529
All other corporate bonds	4,904,507	4,858,097	4,904,507
Preferred stock	155,785	151,975	155,785

Total fixed maturities	5,899,099	5,864,056	5,899,099

Equity securities
Common stocks (unaffiliated):
Industrial, miscellaneous and all other	3,777	16,183	16,183

Total equity securities	3,777	16,183	16,183

Mortgage loans on real estate	1,174,369		1,174,369
Policy loans	49,804		49,804
Other invested assets (unaffiliated)	76,284		76,284
Cash, cash equivalents and short-term investments (unaffiliated)	618,428		618,428
Derivatives	6,322		6,322

Total investments	$7,828,083		$7,840,489

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and other than temporary impairments and adjusted for amortization of premiums or accrual of discounts.

S-50

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses	Premiums Written
Year ended December 31, 2007
Individual life	$924,646	$—	$84,675	$362,636	$61,817	$303,227	$157,932
Individual health	18,044	10,862	9,653	33,874	2,306	21,645	14,679	$32,756
Group life and health	23,394	1,051	4,691	33,415	1,661	21,392	8,625	31,438
Annuity	5,710,310	—	328	3,109,526	361,571	2,897,402	551,202

	$6,676,394	$11,913	$99,347	$3,539,451	$427,355	$3,243,666	$732,438

Year ended December 31, 2006
Individual life	$891,724	$—	$100,932	$368,993	$58,572	$347,758	$132,776
Individual health	18,392	10,067	8,453	31,243	1,946	29,479	13,922	$31,208
Group life and health	19,339	1,099	4,788	33,158	1,420	22,600	6,482	31,998
Annuity	5,590,652	—	207	2,153,972	355,708	2,674,987	(193,976)

	$6,520,107	$11,166	$114,380	$2,587,366	$417,646	3,074,824	(40,796)

Year ended December 31, 2005
Individual life	$846,139	$—	$87,428	$239,326	$56,163	$237,642	$146,236
Individual health	15,348	3,967	8,489	32,907	1,695	21,073	12,815	$32,916
Group life and health	15,357	1,279	5,366	35,676	1,280	21,698	6,716	35,746
Annuity	5,715,721	—	467	2,213,609	361,775	2,054,337	477,001

	$6,592,565	$5,246	$101,750	$2,521,518	$420,913	$2,334,750	$642,768

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2007
Life insurance in force	$11,199,289	$184,378,157	$281,884,603	$108,705,735	259%

Premiums:
Individual life	$94,030	$371,975	$640,579	$362,634	177%
Individual health	32,756	155	1,273	33,874	4
Group life and health	31,438	51	2,029	33,416	6
Annuity	3,086,496	338	23,369	3,109,527	1

	$3,244,720	$372,519	$667,250	$3,539,451	19%

Year ended December 31, 2006
Life insurance in force	$10,347,447	$172,055,005	$276,603,971	$114,896,413	241%

Premiums:
Individual life	$89,997	$311,316	$590,313	$368,993	160%
Individual health	31,208	197	232	31,243	1
Group life and health	31,998	(141)	1,018	33,157	3
Annuity	2,129,464	411	24,919	2,153,973	1

	$2,282,667	$311,783	$616,482	$2,587,366	24%

Year ended December 31, 2005
Life insurance in force	$9,365,627	$191,301,724	$266,564,177	$84,628,080	315%

Premiums:
Individual life	$87,356	$652,454	$804,424	$239,326	336%
Individual health	32,916	303	294	32,907	1
Group life and health	35,746	1,880	1,810	35,676	5
Annuity	2,191,288	608	22,929	2,213,609	1

	$2,347,306	$655,245	$829,457	$2,521,518	33%

PART C - OTHER INFORMATION

Item 26.	Exhibits

(a)	Resolution of the Board of Directors of Transamerica establishing the separate account (1)

(b)	Not Applicable

(c)	Distribution of Policies

(i)	Master Service and Distribution Compliance Agreement (2)

(ii)	Amendment to Master Service and Distribution Compliance Agreement (3)

(iii)	Form of Broker/Dealer Supervisory and Service Agreement (3)

(iv)	Amended and Restated Principal Underwriting Agreement dated January 25, 2005.Principal Underwriting Agreement (16)

(v)	First Amendment No. 1 to Principal Underwriting Agreement (16)

(vi)	Amendment No. 2 and Novation to the amended and restated Principal Underwriting Agreement dated May 1, 2007.Principal Underwriting Agreement with Transamerica Capital, Inc. (16)

(vii)	Amendment No. 3 to the amended and restated Principal Underwriting Agreement dated Nov. 1, 2007. (16)

(viii)	Amendment No. 4 to the amended and restated Principal Underwriting Agreement dated May 1, 2008. (16)

(d) (i)	Specimen Flexible Premium Variable Life Insurance Policy (11)

(ii)	Children’s Insurance Rider (6)

(iii)	Disability Waiver of Monthly Deductions Rider (11)

(iv)	Accidental Death Benefit Rider (11)

(v)	Primary Insured Rider Plus (11)

(vi)	Other Insured Rider (11)

(vii)	Terminal Illness Accelerated Death Benefit Rider (6)

(viii)	Endorsement – Asset Rebalancing (6)

(ix)	Endorsement – Dollar Cost Averaging (11)

(x)	Disability Waiver of Premium Rider (11)

(xi)	Inflation Fighter Rider Level Premium (11)

(xii)	Insurance on Minors Endorsement (11)

(e)	Application for Flexible Premium Variable Life Insurance Policy (11)

(f) (i)	Certificate of Incorporation of AUSA Life (1)

(ii)	Amended and Restated By-Laws of AUSA Life (1)

(g)	Reinsurance Contracts

(i)	Reinsurance Treaty dated May 1, 1999 Among AUSA Life, Phoenix Home Life Mutual Insurance Company, Swiss Re Life & Health America, Inc., The Lincoln National Life Insurance Company and Transamerica Occidental Life Insurance Company and Amendments Thereto (9)

(h) (i)	Participation Agreement Among AUSA Life Insurance Company, Inc., Western Reserve Life Assurance Co. of Ohio and WRL Series Fund, Inc. (7)

(ii)	Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (4)

(iii)	Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (4)

(iv)	Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (4)

(v)	Second Amendment to Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (5)

(vi)	Second Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (5)

(vii)	Second Amendment to Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (5)

(viii)	Third Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated July 2, 2001 (8)

(ix)	Amendment No. 4 to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Transamerica dated May 1, 2004 (12)

(x)	Fifth Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Transamerica dated July 1, 2004 (12)

(xi)	Amendment No. 30 to Participation Agreement Among AEGON/Transamerica Series Fund, Inc. and Transamerica and other AEGON affiliated Companies dated June 10, 2004 (13)

(xii)	Amendment No. 31 to Participation Agreement Among AEGON/Transamerica Series Fund, Inc. and Transamerica and other AEGON affiliated Companies dated October 22, 2004 (13)

(xiii)	Amendment No. 32 to Participation Agreement Among AEGON/Transamerica Series Trust and Transamerica and other AEGON Affiliated Companies dated May 1, 2005 (14)

(xiv)	Amendment No. 33 to Participation Agreement Among AEGON/Transamerica Series Trust and Transamerica and other AEGON Affiliated Companies dated September 1, 2005 (14)

(xv)	Amendment No. 34 to Participation Agreement Among AEGON/Transamerica Series Trust and Transamerica and other AEGON Affiliated Companies dated May 1, 2006 (16)

(xv)	Amendment No. 35 to Participation Agreement Among AEGON/Transamerica Series Trust and Transamerica and other AEGON Affiliated Companies dated July 30, 2007 (16)

(xvi)	Participation Agreement among ProFunds, Access One Trust, ProFunds Advisors, Inc. and Transamerica dated June 6, 2006. (16)

(xvii)	Amendment No. 1 to Participation Agreement among ProFunds, Access One Trust, ProFund Advisors, Inc. and Transamerica dated June 1, 2007.(16)

(xviii)	Amendment No. 2to Participation Agreement among ProFunds, Access One Trust, ProFund Advisors, Inc. and Transamerica dated February 28, 2008. (16)

(i)	Not Applicable

(j)	Not Applicable

(k)	Opinion and Consent of Robert F. Colby, Esq. as to Legality of Securities Being Registered

(l)	Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered

(m)	Sample Hypothetical Illustration (10)

(n)	Other Opinions:

(i)	Written Consent of Ernst & Young LLP

(o)	Not Applicable

(p)	Not Applicable

(q)	Memorandum describing issuance, transfer and redemption procedures (14)

(r)	Powers of Attorney

(ii)	Peter Kunkel
Ronald F. Mosher
Joseph P. Carusone

James P. Larkin	Peter P. Post
William Brown, Jr.	Cor H. Verhagen
William L. Busler	Colette F. Vargas
John T. Mallett
Robert F. Colby
Elizabeth Belanger
Steven E. Frushtick

(1)	This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form S-6 Registration Statement dated October 20, 1997 (File No. 33-86696) and is incorporated herein by reference.

(2)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.

(3)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.

(4)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form S-6 Registration Statement dated April 18, 2001 (File No. 333-38343) and is incorporated herein by reference.

(5)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated May 25, 2001 (File No. 333-61654) and is incorporated herein by reference.

(6)	This exhibit was previously filed on Initial Registration Statement to Form S-6 Registration Statement dated October 21, 1997 (File No. 333-38343) and is incorporated herein by reference.

(7)	This exhibit was previously filed on Pre-Effective Amendment No. 3 to Form S-6 Registration Statement dated June 23, 1998 (File No. 33-86696) and is incorporated herein by reference.

(8)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form S-6 Registration Statement dated April 17, 2002 (File No. 333-61654) and is incorporated herein by reference.

(9)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated February 20, 2003 (File No. 333-61654) and is incorporated herein by reference.

(10)	This exhibit was previously filed on the Initial Registration Statement on Form N-6 Registration Statement dated November 7, 2003 (File No. 333-110315) and is incorporated herein by reference.

(11)	This exhibit was previously filed on the Initial Registration Statement on Form N-6 Registration Statement dated March 10, 2004 (File No. 333-113442) and is incorporated herein by reference.

(12)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated July 14, 2004 (File No. 333-113442) and is incorporated herein by reference.

(13)	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form N-6 Registration Statement dated April 14, 2005 (File No. 333-61654) and is incorporated herein by reference.

(14)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 13, 2006 (File No. 333-61654) and is incorporated herein by reference.

(15)	This exhibit was previously filed on Post-Effective Amendment No. 7 to Form N-6 Registration Statement dated April 16, 2007 (File No. 333-61654) and is incorporated herein by reference.

(16)	This exhibit was previously filed on Post-Effective Amendment No. 8 to Form N-6 Registration Statement dated April 25, 2008 (File 333-113442) and is incorporated herein by reference.

Item 27.	Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Peter Kunkel	(2)	Chairman of the Board and President
William Brown, Jr.	(3)	Director
John T. Mallett	(1)	Director
William L. Busler	(2)	Director
Steven E. Frushtick	(4)	Director
James P. Larkin	(1)	Director
Peter P. Post	(5)	Director
Cor H. Verhagen	(6)	Director
Colette F. Vargas	(1)	Director and Chief Actuary
Joseph P. Carusone	(1)	Director
Robert F. Colby	(1)	Director, Vice President, Assistant Secretary and Counsel
Ronald F. Mosher	(7)	Director
Elizabeth Belanger	(1)	Director

(1)	4 Manhattanville Road, Purchase, New York 10577

(2)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

(3)	14 Windward Avenue, White Plains, New York 10605

(4)	500 Fifth Avenue, New York, New York 10110

(5)	415 Madison Avenue, New York, New York 10017

(6)	51 JFK Parkway, Shorthills, New Jersey 07078

(7)	54 Coronado Pointe, Laguna Niguel, California 92677

Item 28.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company

Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance

ADB Corporation, L.L.C.	Delaware	100% AUSA Holding Company	Special purpose limited Liability company

AEGON Alliances, Inc.	Virginia	100% Benefit Plans, Inc.	Insurance company marketing support

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada Inc. (“ACI”)	Canada	100% TIHI	Holding company

AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment advisor

AEGON Dealer Services Canada, Inc.	Canada	100% National Financial Corporation	Mutual fund dealership

AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company

AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing

AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company

AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand

AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing

AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager

AEGON Funding Corp.	Delaware	100% AEGON USA, Inc.	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON International B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Ireland Services Limited	Ireland	100% AEGON Ireland Holding B.V.	Provides the services of staff and vendors to AEGON Financial Assurance Ireland, Limited and AEGON Global Institutional Markets, PLC

AEGON Life Insurance Agency	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan)	Life insurance

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (42.54%); Transamerica Occidental Life Insurance Company (21.38%); Monumental Life Insurance Company (20.54%); Life Investors Insurance Company of America (15.54%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON Direct Marketing Services e Corretora de Seguros de Vida Ltda.	Brazil	749,000 quotes shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International N.V.	Brokerage company

AEGON N.V.	Netherlands	22.238% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies

AEGON U.S. Corporation	Iowa	AEGON U.S. Holding Corporation owns 12,962 shares; AEGON USA, Inc. owns 3,238 shares	Holding company

AEGON U.S. Holding Corporation	Delaware	1056 shares of Common Stock owned by Transamerica Corp.; 225 shares of Series A Voting Preferred Stock owned by Transamerica Corporation	Holding company

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, Inc.	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co,	Administrative and investment services

AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services

AEGON USA, Inc.	Iowa	10 shares Series A Preferred Stock owned by AEGON U.S Holding Corporation; 150,000 shares of Class B Non-Voting Stock owned by AEGON U.S. Corporation; 120 shares Voting Common Stock owned by AEGON U.S Corporation	Holding company

AEGON/Transamerica Series Trust	Delaware	100% AEGON/Transamerica Fund Advisors, Inc.	Mutual fund

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Fifteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Five LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

Ampac, Inc.	Texas	100% Academy Insurance Group, Inc.	Managing general agent

Apple Partners of Iowa LLC	Iowa	Member: Monumental Life Insurance Company	Hold title on Trustee’s Deeds on secured property

ARC Reinsurance Corporation	Hawaii	100% Transamerica Corp,	Property & Casualty Insurance

ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: TOLIC (99%)	Property

Asia Investments Holdings, Limited	Hong Kong	99% TOLIC	Holding company

AUSA Holding Company	Maryland	100% AEGON USA, Inc.	Holding company

AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - First AUSA Life Insurance Company (99%)	Inter-company lending and general business

Bankers Financial Life Ins. Co.	Arizona	Class B Common stock is allocated 75% of total cumulative vote - AEGON USA, Inc. Class A Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance

Bay Area Community Investments I, LLC	California	70% LIICA; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated), Chen Jun	Insurance Agency

Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, Inc.; 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company

CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, Inc.	Special purpose

Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, Inc.	Insurance agency

Clark, Inc.	Delaware	100% AUSA Holding Company	Holding company

Clark Consulting, Inc.	Delaware	100% Clark, Inc.	Financial consulting firm

Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, Inc.	Registered investment advisor

Clark Securities, Inc.	California	100% Clark Consulting, Inc.	Broker-Dealer

COLI Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive

Commonwealth General Corporation (“CGC”)	Delaware	AEGON U.S. Corporation owns 100 shares; AEGON USA, Inc. owns 5 shares	Holding company

Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency

CRG Fiduciary Services, Inc.	California	100% Clark Consulting, Inc.	Inactive

CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Systems, Inc.	Maryland	100% Creditor Resources, Inc.	Technology

Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

ECB Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive

Edgewood IP, LLC	Iowa	100% TOLIC	Limited liability company

Executive Benefit Services, Inc.	California	100% Clark Consulting, Inc.	Inactive

FGH Eastern Region LLC	Delaware	100% FGH USA LLC	Real estate

FGH Realty Credit LLC	Delaware	100% FGH Eastern Region LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate

FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate

FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary

Financial Resources Insurance Agency of Texas	Texas	100% owned by Dan Trivers, VP & Director of Operations of Transamerica Financial Advisors, Inc., to comply with Texas insurance law	Retail sale of securities products

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Flashdance, LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production

Fourth & Market Funding, LLC	Delaware	100% Commonwealth General Corporation	Investments

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100% Life Investors Insurance Company of America	Investments

Garnet Assurance Corporation II	Iowa	100% Monumental Life Insurance Company	Business investments

Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments I, LLC	Delaware	100% Life Investors Insurance Company of America	Securities

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100% Transamerica Occidental Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet LIHTC Fund I, LLC	Delaware	Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc.--a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XI, LLC	Delaware	100% Garnet Community Investments XI, LLC	Investments

Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); Washington Mutual Bank (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (68.10%); Norlease, Inc., a non-AEGON affiliate (31.89%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XVI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XVII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Gemini Investments, Inc.	Delaware	100% TLIC	Investment subsidiary

Global Preferred Re Limited	Bermuda	100% GPRE Acquisition Corp.	Reinsurance

Global Premier Reinsurance Company, Ltd.	British Virgin	100% Commonwealth General Corporation	Reinsurance company

GPRE Acquisition Corp.	Delaware	100% AEGON N.V.	Acquisition company

Hott Feet Development LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production

In the Pocket LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production

Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending

InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment

Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote - AEGON USA, Inc. Participating common stock (100% owned by non-AEGON shareholders) is allowed 40% of total cumulative vote.	Insurance

JMH Operating Company, Inc.	Mississippi	100% Monumental Life Insurance Company	Real estate holdings

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities

Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

Life Investors Insurance Company of America	Iowa	679,802 shares Common Stock owned by AEGON USA, Inc.; 504,033 shares Series A Preferred Stock owned by AEGON USA, Inc.	Insurance

LIICA Holdings, LLC	Delaware	Sole Member: Life Investors Insurance Company of America	To form and capitalize LIICA Re I, Inc.

LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100% Life Investors Insurance Company of America	Captive insurance company

Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company

Merrill Lynch Life Insurance Company	Arkansas	100% AEGON USA, Inc.	Insurance company

ML Life Insurance Company of New York	New York	100% AEGON USA, Inc.	Insurance company

Money Concepts (Canada) Limited	Canada	100% National Financial Corporation	Financial services, marketing and distribution

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management services to unaffiliated third party administrator

Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company

Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company

nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

National Financial Corporation	Canada	100% AEGON Canada, Inc.	Holding company

National Financial Insurance Agency, Inc.	Canada	100% 1488207 Ontario Limited	Insurance agency

NEF Investment Company	California	100% TOLIC	Real estate development

New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Penco, Inc.	Ohio	100% AUSA Holding Company	Record keeping

Pensaprima, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary

Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCG Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Co.	Holding company

Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Co.	Holding company

Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Property & Casualty Insurance

Quantitative Data Solutions, LLC	Delaware	100% TOLIC	Special purpose corporation

RCC North America LLC	Delaware	100% AEGON USA, Inc.	Real estate

Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: 38.356% Transamerica Life Insurance Co.; 34.247% TOLIC; 18.356% LIICA; 6.301% Monumental Life Insurance Co.; 2.74% Transamerica Financial Life Insurance Co.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members: 59.5% Transamerica Life Insurance Co.; 30.75% TOLIC; 22.25%; Transamerica Financial Life Insurance Co.; 2.25% Stonebridge Life Insurance Co.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members: 30.4% Transamerica Life Insurance Company.; 23% Transamerica Occidental Life Insurance Company; 1% Stonebridge Life Insurance Company; 11% Life Investors Insurance Company of America; 19% Monumental Life Insurance Company	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	33.4% owned by Life Investors Insurance Company of America; 10% owned by Transamerica Occidental Life Insurance Company; 41.4% owned by Monumental Life Insurance Company; 9.4% owned by Transamerica Financial Life Insurance Company; 1% owned by Stonebridge Life Insurance Company	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 5 NR, LLC	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments

Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments

Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management

Retirement Project Oakmont	CA	General Partners: Transamerica International Holdings, Inc. ; TOLIC; Transamerica Oakmont Retirement Associates, a CA limited partnership. Co-General Partners of Transamerica Oakmont Retirement Associates are Transamerica Oakmont Corp. and Transamerica Products I (Administrative General Partner).	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company

Southwest Equity Life Ins. Co.	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, Inc. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, Inc.	Insurance company

Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

TAH-MCD IV, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TBK Insurance Agency of Ohio, Inc.	Ohio	500 shares non-voting common stock owned by Transamerica Financial Advisors, Inc.; 1 share voting common stock owned by James Krost	Variable insurance contract sales in state of Ohio

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at TFC

The AEGON Trust Advisory Board: Donald J. Shepard, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

TIHI Mexico, S. de R.L. de C.V.	Mexico	95% TIHI; 5% TOLIC	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable Housing, Inc.	California	100% TRS	General partner LHTC Partnership

Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements

Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%	Fund advisor

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Transamerica Commercial Finance Corporation, I	Delaware	100% TFC	Holding company

Transamerica Consultora Y Servicios Limitada	Chile	95% TOLIC; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corp.	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica Direct Marketing Group-Mexico Servicios S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

Transamerica Direct Marketing Services Korea Ltd.	Korea	99% AEGON DMS Holding B.V.: 1% AEGON International B.V.	Marketing company

Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation (“TFC”)	Delaware	100% Transamerica Corp.	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	100% Transamerica International Holdings, Inc.	Broker/dealer

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, Inc.; 12.60% TOLIC	Insurance

Transamerica Financial Resources Insurance Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker

Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Transamerica Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages

Transamerica IDEX Mutual Funds	Delaware	100% InterSecurities, Inc.	Mutual fund

Transamerica Income Shares, Inc.	Maryland	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Group, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, Inc.	Investments

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, Inc.	Reinsurance

Transamerica Investment Management, LLC	Delaware	80% Transamerica Investment Services, Inc. as Original Member; 20% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor

Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corp.	Holding company

Transamerica Investors, Inc.	Maryland	100% Transamerica Investment Management, LLC	Advisor

Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Occidental Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance

Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International N.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company

Transamerica Life Insurance Company	Iowa	316,955 shares Common Stock owned by Transamerica Occidental Life Insurance Company; 87,755 shares Series B Preferred Stock owned by AEGON USA, Inc.	Insurance

Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc. - sole member	Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.

Transamerica Minerals Company	California	100% TRS	Owner and lessor of oil and gas properties

Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties

Transamerica Oakmont Retirement Associates	California	Co-General Partners are Transamerica Oakmont Corporation and Transamerica Products I (Administrative General Partner)	Senior living apartments

Transamerica Occidental Life Insurance Company (“TOLIC”)	Iowa	1,104,117 shares Common Stock owned by Transamerica International Holdings, Inc.; 1,103,466 shares of Preferred Stock owned by Transamerica Corporation	Life Insurance

Transamerica Occidental’s Separate Account Fund C	California	100% TOLIC	Mutual fund

Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Life insurance

Transamerica Pyramid Properties LLC	Iowa	100% TOLIC	Realty limited liability company

Transamerica Re Consultoria em Seguros e Servicos Ltda	Brazil	95% TOLIC; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

Transamerica Realty Investment Properties LLC	Delaware	100% TOLIC	Realty limited liability company

Transamerica Realty Services, LLC (“TRS”)	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments

Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services

Transamerica Securities Sales Corporation	Maryland	100% Transamerica International Holdings, Inc.	Broker/Dealer

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

Unicom Administrative Services, Inc.	Pennsylvania	100% Academy Insurance Group, Inc.	Provider of administrative services

United Financial Services, Inc.	Maryland	100% AEGON USA, Inc.	General agency

Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator

USA Administration Services, Inc.	Kansas	100% TOLIC	Third party administrator

Valley Forge Associates, Inc.	Pennsylvania	100% Commonwealth General Corporation	Furniture & equipment lessor

Westcap Investors, LLC	Delaware	100% Transamerica Investment Management, LLC	Inactive

Westcap Investors Series Fund, LLC	Delaware	Transamerica Investment Management, LLC is the Managing Member	This Series Fund is an unregistered investments vehicle for Transamerica Investment Management, LLC (former Westcap Investors, LLC) clients are Members

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, Inc.	Insurance

Westport Strategies, LLC	Delaware	AUSA Holding Company - sole Member	Provide administrative and support services, including but not limited to plan consulting, design and administration in connection with retail insurance brokerage business as carried on by producers related to corporate-owned or trust-owned life insurance policies

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Reinsurance Limited	Bermuda	100% World Financial Group, Inc.	Reinsurance

WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

World Financial Group Holding Company of Canada Inc.	Canada	100% TIHI	Holding company

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive

Zero Beta Fund, LLC	Delaware	Manager: AEGON USA Investment Management, LLC	Aggregating vehicle formed to hold various fund investments.

Item 29.	Indemnification

Provisions exist under the New York Law, the Articles of Incorporation of Transamerica and the Amended and Restated By-Laws of Transamerica whereby Transamerica may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

New York Business Corporation Law

Section 722. Authorization for indemnification of directors and officers

(a) A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b) The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c) A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, this testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnify for such portion of the settlement amount and expenses as the court deems proper.

(d) For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person’s duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

Amended and Restated Bylaws

ARTICLE II

DIRECTORS AND THEIR MEETINGS

SEC. 7. Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties. The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter of controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct. The amount to be paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law. Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a)	Transamerica Capital, Inc. serves as the principal underwriter for the following:

Transamerica Life Insurance Company – Separate Accounts: The Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA Z, Separate Account VA EE, Separate Account VA-1, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Separate Account VUL A.

Transamerica Financial Life Insurance Company – Separate Accounts: Separate Account VA BNY, Separate Account VA GNY, Separate Account VA HNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account.

Western Reserve Life Assurance Co. of Ohio – Separate Accounts: Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B.

Transamerica Occidental Life Insurance Company – Separate Accounts: Separate Account VA-2L, Separate Account VA-5, and Transamerica Occidental Life Separate Account VUL-3.

Monumental Life Insurance Company – Separate Accounts: Separate Account VA BB, Separate Account VA CC, Separate Account VA WM, and Separate Account VL E.

Merrill Lynch Life Insurance Company – Separate Accounts: Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II.

ML Life Insurance Company of New York – Separate Accounts: ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Robert R. Frederick	(1)	Chief Operations Officer, President and Director
John T. Mallett	(1)	Director
Mark W. Mullin	(1)	Director
Lon J. Olejniczak	(1)	Chief Executive Officer and Director
Michael W. Brandsma	(2)	Executive Vice President and Chief Financial Officer
David R. Paulsen	(2)	Executive Vice President
Michael G. Petko	(2)	Executive Vice President
Anne M. Spaes	(3)	Executive Vice President and Chief Marketing Officer
Frank A. Camp	(1)	Secretary
Amy J. Boyle	(4)	Assistant Vice President
John W. Fischer	(4)	Assistant Vice President
Clifton W. Flenniken, III	(5)	Assistant Vice President
Dennis P. Gallagher	(4)	Assistant Vice President
Linda S. Gilmer	(1)	Vice President
Karen D. Heburn	(4)	Vice President
Kyle A. Keelan	(4)	Assistant Vice President
Christy Post-Rissin	(4)	Assistant Vice President
Brenda L. Smith	(4)	Assistant Vice President
Darin D. Smith	(1)	Assistant Vice President
Arthur D. Woods	(4)	Assistant Vice President
Tamara D. Barkdoll	(2)	Assistant Secretary
Erin K. Burke	(1)	Assistant Secretary
Courtney Johns	(2)	Chief Compliance Officer

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001

(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719

(3)	400 West Market Street, Louisville, KY 40202

(4)	570 Carillon Parkway, St. Petersburg, FL 33716

(5)	1111 North Charles Street, Baltimore, MD 21201

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions*	Compensation on Events Occasioning the Deduction of A Deferred Sales Load	Brokerage Commissions	Other Compensation
AFSG Securities Corporation(1)	$744,314.57	0	0	0
Transamerica Capital, Inc.	$1,476,611.59	0	0	0

(1)	Effective May 1, 2007, Transamerica Capital, Inc. replaced AFSG Securities Corporation as principal underwriter for the policies.

*	TCI and AFSG pass through any commissions paid to them to the selling firms and do not retain any portion of such payments.

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica at, 4 Manhattanville Road, Purchase, New York 10577, 4800 140th Avenue North, Clearwater, Florida 33762, or 12855 Starkey Road, Largo, Florida 33773.

Item 32.	Management Services

Not Applicable

Item 33.	Fee Representation Undertakings

Transamerica hereby represents that the fees and charges deducted under the TFLIC Freedom Elite Builder II Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable life policies may be accepted.

Registrant furthermore agrees to include either as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-6 promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this10th day of November, 2008.

TFLIC SERIES LIFE ACCOUNT
Registrant

By:
Peter G. Kunkel*_/
Chairman of the Board and President

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
Depositor

By: /*
Peter G. Kunkel
Chairman of the Board and President* of Transamerica Financial Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature and Title	DATE

Peter G.Kunkel*_/ Chairman of the Board and President*	November 10, 2008

William Brown, Jr. *_/ Director	November 10, 2008

William L. Busler*_/ Director and Senior Vice President	November 10, 2008

Peter Kunkel*_/ Director	November 10, 2008

Ronald F. Mosher*_/ Director	November 10, 2008

Steven E. Frushtick*_/ Director	November 10, 2008

James P. Larkin*_/ Director	November 10, 2008

Peter P. Post*_/ Director	November 10, 2008

Cornelis H. Verhagen*_/ Director	November 10, 2008

E. Kirby Warren*_/ Director	November 10, 2008

Colette F. Vargas*_/ Director and Chief Actuary	November 10, 2008

Joseph P. Carusone*_/ Director	November 10, 2008

Robert F. Colby*_/ Director, Vice President, Assistant Secretary and Counsel	November 10, 2008

Elizabeth Belanger*_/ Director	November 10, 2008

*_/	Signed by Arthur D. Woods, Esq.,

as Attorney-In-Fact pursuant to powers of attorney filed herewith

Exhibit Index

Exhibit No.	Description of Exhibit

26(k)	Opinion and Consent of Robert F. Colby, Esq. as to Legality of Securities Being Registered

26(l)	Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered

26(n)(i)	Written Consent of Ernst & Young LLP

26 (r)(i)	Powers of Attorney